AMENDED AND RESTATED CREDIT AGREEMENT

                                  BY AND AMONG

                         ENERGY CORPORATION OF AMERICA,

                           A WEST VIRGINIA CORPORATION

                                  AS BORROWER,

                     THE LENDERS THAT ARE SIGNATORIES HERETO

                                 AS THE LENDERS,

                                       AND

                           WELLS FARGO FOOTHILL, INC.

                    AS THE ARRANGER AND ADMINISTRATIVE AGENT

                        DATED  AS  OF  JUNE  10,  2004

                           TABLE  OF  CONTENTS

 1.    DEFINITIONS AND CONSTRUCTION . . . . . . .   1

 2.    LOAN AND TERMS OF PAYMENT. . . . . . . . .  27

 3.    CONDITIONS; TERMS OF AGREEMENT . . . . . .  49

 4.    INTENTIONALLY DELETED. . . . . . . . . . .  53

 5.    REPRESENTATIONS AND WARRANTIES . . . . . .  54

 6.    AFFIRMATIVE COVENANTS. . . . . . . . . . .  60

 7.    NEGATIVE COVENANTS . . . . . . . . . . . .  70

 8.    EVENTS OF DEFAULT. . . . . . . . . . . . .  75

 9.    THE LENDER GROUP'S RIGHTS AND REMEDIES . .  77

10.    TAXES AND EXPENSES . . . . . . . . . . . .  78

11.    WAIVERS; INDEMNIFICATION . . . . . . . . .  78

12.    NOTICES. . . . . . . . . . . . . . . . . .  79

13.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER  80

14.    ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS  81

15.    AMENDMENTS; WAIVERS. . . . . . . . . . . .  83

16.    AGENT; THE LENDER GROUP. . . . . . . . . .  85

17    GENERAL PROVISIONS . . . . . . . . . . . .   93


EXHIBITS AND SCHEDULES
Exhibit A-1 . . . . . . . .  Form of Assignment and Acceptance
Exhibit C-1 . . . . . . . .  Form of Compliance Certificate
Exhibit I-1 . . . . . . . .  Form of Indenture Compliance Certificate
Exhibit L-1 . . . . . . . .  Form of LIBOR Notice


Schedule C-1. . . . . . . .  Commitments
Schedule D-1. . . . . . . .  Designated Account
Schedule L-1. . . . . . . .  Agent's Account
Schedule P-1. . . . . . . .  Partnerships
Schedule 2.7(a) . . . . . .  Cash Management Banks
Schedule 5.1(a) . . . . . .  Borrowing Base Properties
Schedule 5.1(b) . . . . . .  Material Contracts
Schedule 5.7. . . . . . . .  Chief Executive Office; FEIN
Schedule 5.8(b) . . . . . .  Capitalization of Borrower
Schedule 5.8(c) . . . . . .  Capitalization of Borrower's Subsidiaries
Schedule 5.10 . . . . . . .  Litigation
Schedule 5.14 . . . . . . .  Environmental Matters
Schedule 5.16 . . . . . . .  Intellectual Property
Schedule 5.18 . . . . . . .  Demand Deposit Accounts
Schedule 5.20 . . . . . . .  Permitted Indebtedness
Schedule 5.22 . . . . . . .  Taxes
Schedule 5.23 . . . . . . .  Insurance
Schedule 5.25 . . . . . . .  Claims and Liabilities
Schedule 5.26(b). . . . . .  Cumulative Imbalances in Gas Production
                             and "Take or Pay" Payments
Schedule 5.27 . . . . . . .  Non-Pledging Subsidiary Operators
Schedule 5.28 . . . . . . .  Hedging Agreements
Schedule 5.32 . . . . . . .  Defaulted Indenture Documents
Schedule 6.2(c) . . . . . .  Total Value of Total Proved Developed
                             Producing Preserves
Schedule 7.2. . . . . . . .  Liens
Schedule 7.13 . . . . . . .  Existing Investments

                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

     THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT"), is entered into as of June 10, 2004, between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders ("AGENT"), and, on the other hand, ENERGY CORPORATION OF AMERICA, a West Virginia corporation ("BORROWER").

                                    RECITALS

A. Borrower and Agent (formerly known as Foothill Capital Corporation) and certain lenders identified therein are party to that certain Credit Agreement dated as of July 10, 2002 (as the same has been amended, modified or supplemented, the "PRIOR CREDIT AGREEMENT") pursuant to which Agent and Lenders extended Borrower a revolving credit facility of up to $50,000,000.00.

B. Borrower has requested that the revolving credit facility for $50,000,000.00 be extended and that the Lender Group extend Borrower additional credit in the form of a single advance term loan in the principal amount of $50,000,000.00 thereby increasing the Total Commitment of the Lender Group from $50,000,000 to $100,000,000.

C. As a result of the foregoing, and in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree to amend and restate the Prior Credit Agreement to read in its entirety as follows:

1.     DEFINITIONS  AND  CONSTRUCTION.

1.1     DEFINITIONS.  As  used in this Agreement, the following terms shall have
        -----------
the  following  definitions:

     "A&W" means Allegheny & Western Energy Corporation, a West Virginia corporation.

     "ACCOUNT DEBTOR" means any Person who is or who may become obligated under, with respect to, or on account of, an Account.

     "ACCOUNTS" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower or any of its Subsidiaries, arising from its partnership interests or other interests in the Partnerships or from its membership interests or other interests in the LLC or out of the sale or lease of goods, Hydrocarbons, or Oil and Gas Properties or the rendition of services by Borrower or any of its Subsidiaries, irrespective of whether earned by performance, and any and all credit insurance, guaranties or security therefor.

     "ACH TRANSACTIONS" means any cash management or related services (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) provided by Wells Fargo or its Affiliates for the account of Borrower or its Subsidiaries.

     "ADVANCES"  has  the  meaning  set  forth  in  SECTION  2.1(a).
                                                    ---------------

     "AFFILIATE" means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, in any event, (a) any Person which owns directly or
------------------
indirectly 11.5% or more of the securities having ordinary voting power for the election of directors or other members of the governing body of a Person or 11.5% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed to control such Person; (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person; and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed to be an Affiliate of such Person.

     "AGENT" means Foothill, solely in its capacity as agent for the Lenders hereunder, and any successor thereto.

     "AGENT'S ACCOUNT" means an account at a bank designated by Agent from time to time as the account into which Borrower shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Borrower and the Lender Group to the contrary, Agent's Account shall be that certain deposit account bearing account number 323-266193 and maintained by Agent with The Chase Manhattan Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA #021000021.

     "AGENT  ADVANCES"  has  the  meaning  set  forth  in  SECTION  2.3(e)(i).
                                                           ------------------

     "AGENT'S LIENS" means the Liens granted by Borrower and its Subsidiaries to Agent for the benefit of the Lender Group under the Loan Documents.
"AGENT-RELATED PERSONS" means Agent together with its Affiliates, officers, directors, employees, and agents.

     "AGREEMENT"  has  the  meaning  set  forth  in  the  preamble  hereto.

     "APPLICABLE MARGIN" means, on any day, and with respect to any Obligation, the applicable per annum percentage set forth in the table shown below, based on the average monthly Total Usage for the immediately preceding month:


Average Monthly
Total Usage. . . . . . . . . . .  Base Rate Loans   LIBOR Rate Loans
--------------------------------  ----------------  -----------------
0 to $50,000,000.00 . . . . . .             0.25%              2.25%
50,000,000.01 to $85,000,000.00             0.50%              2.50%
Greater than $85,000,000.00. . .            0.75%              2.75%

     It is understood and agreed that for the period from and after the date of the first Advance and the initial Term Loan until the date of the initial calculation of average monthly Total Usage, the Applicable Margin shall be (a) ..50%, with respect to Base Rate Loans, and (b) 2.50% with respect to LIBOR Rate Loans.

     "APPLICABLE PREPAYMENT PREMIUM" means, as of any date of determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to and including July 10, 2004, 2% times the Maximum Loan Amount, (b) during the period of time from and including July 11, 2004 up to and including July 10, 2005, 2% times the Maximum Loan Amount, (c) during the period of time from and including July 11, 2005 up to and including July 10, 2006, 1.5% times the Maximum Loan Amount, (d) during the period of time from and including July 11, 2006 up to and including July 10, 2007, 1% times the Maximum Loan Amount, and (e) during the period of time from and including July 11, 2007 up to and including July 10, 2008, 0.5% times the Maximum Loan Amount.

     "APPROVED ENGINEER" means Ryder Scott Company Petroleum Consultants or any other independent petroleum engineer satisfactory to Lender. "ASSIGNEE" has the meaning set forth in SECTION 14.1(a).
                         ----------------

     "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance Agreement substantially in the form of EXHIBIT A-1.
                                  ------------

     "AUTHORIZED  PERSON"  means  any  officer  or  other  employee of Borrower.

     "AVAILABILITY"  means,  as  of any date of determination, if such date is a
Business Day, and determined at the close of business on the immediately preceding Business Day, if such date of determination is not a Business Day, the amount that Borrower is entitled to borrow as Advances under SECTION 2.1 (after
                                                              -----------
giving effect to all then outstanding Obligations (other than Bank Products Obligations) and all sublimits and reserves applicable hereunder).

     "BANK PRODUCT" means any financial accommodation extended to Borrower or its Subsidiaries by a Bank Product Provider (other than pursuant to this Agreement) including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) transactions under Hedge Agreements.

     "BANK PRODUCT AGREEMENTS" means the Hedging Agreements and cash management service agreements entered into from time to time by Borrower, its Subsidiaries, the Partnerships, and the LLC with a Bank Product Provider in connection with the obtaining of any of the Bank Products.

     "BANK PRODUCT OBLIGATIONS" means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by Borrower, its Subsidiaries, the Partnerships, and the LLC to any Bank Product Provider pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that Borrower or any Subsidiary is obligated to reimburse to Agent or any member of the Lender Group as a result of Agent or such member of the Lender Group purchasing participations from, or executing indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to Borrower or its Subsidiaries pursuant to the Bank Product Agreements.

     "BANK  PRODUCT  PROVIDER"  means  Wells  Fargo  or  any  of its Affiliates.

     "BANK PRODUCT RESERVES" means, as of any date of determination, the amount of reserves that Agent has established (based upon the Bank Product Provider's reasonable determination of the credit exposure of Borrower and its Subsidiaries in respect of then extant Bank Products) in respect of Bank Products then provided or outstanding.

     "BANKRUPTCY CODE" means Title 11 of the United States Code, as in effect from time to time.

     "BASE LIBOR RATE" means the rate per annum, determined by Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/100%), to be the rate at which Dollar deposits (for delivery on the first day of the requested Interest Period) are offered to major banks in the London interbank market 2 Business Days prior to the commencement of the requested Interest Period, for a term and in an amount comparable to the Interest Period and the amount of the LIBOR Rate Loan requested (whether as an initial LIBOR Rate Loan or as a continuation of a LIBOR Rate Loan or as a conversion of a Base Rate Loan to a LIBOR Rate Loan) by Borrower in accordance with this Agreement, which determination shall be conclusive in the absence of manifest error.

     "BASE RATE" means, the rate of interest announced within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

     "BASE RATE LOAN" means the portion of the Advances or the Term Loan that bears interest at a rate determined by reference to the Base Rate. "BASIS DIFFERENTIAL" means, in the case of any Borrowing Base Properties, the difference between the NYMEX futures contract prices and the sales prices at the delivery point where the oil and gas, as the case may be, produced by such Borrowing Base Property is sold.

  "BENEFIT  PLAN" means a "defined benefit plan" (as defined in SECTION 3(35) of
                                                                -------------
ERISA) for which Borrower or any Subsidiary or ERISA Affiliate of Borrower has been an "employer" (as defined in SECTION 3(5) of ERISA) within the past six
                                      ------------
years.

     "BOARD OF DIRECTORS" means the board of directors (or comparable managers) of Borrower or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).

     "BOOK NET WORTH" means, as of any date of determination, all amounts which, in conformity with GAAP, would be included as shareholder equity on a consolidated balance sheet of Borrower and its Subsidiaries.

     "BOOKS" means all of Borrower's and its Subsidiaries' now owned or hereafter acquired books and records (including all of their Records indicating, summarizing, or evidencing their assets (including the Collateral) or liabilities, all of Borrower's and its Subsidiaries' Records relating to its or their business operations or financial condition, and all of its and their goods or general intangibles related to such information).

     "BORROWER"  has  the  meaning  set forth in the preamble to this Agreement.

     "BORROWER'S SECURITY AGREEMENT" means the Amended and Restated Security Agreement executed by Borrower assigning to Agent, and granting Agent a security interest in, the Intercompany Notes, in form, scope, and substance acceptable to Agent.

     "BORROWING" means a borrowing hereunder consisting of Advances (or term loans, in the case of the Term Loan) made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of an Agent Advance.

     "BORROWING  BASE"  has  the  meaning  set  forth  in  SECTION  2.1(a).
                                                           ---------------

     "BORROWING BASE PROPERTIES" means the Mortgaged Properties and the Oil and Gas Properties of the Partnerships and the LLC, including, without limitation, the Oil and Gas Properties set forth on SCHEDULE 5.1(a).
                                                ----------------

     "BUSINESS DAY" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close in the state of Georgia, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term "Business Day" also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

     "CAPITAL EXPENDITURES" means, with respect to any Person for any period, the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed.

     "CAPITAL LEASE" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     "CAPITALIZED LEASE OBLIGATION" means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.

     "CASH EQUIVALENTS" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's, and (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof either (i) issued by any bank organized under the laws of the United States or any state thereof having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in CLAUSE (D) above, or (ii) any
                                                   ----------
other bank organized under the laws of the United States or any state thereof so long as the amount maintained with any such other bank is less than or equal to $100,000 and is insured by the Federal Deposit Insurance Corporation, and (f) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (e) above.

     "CASH  MANAGEMENT  ACCOUNT"  has  the  meaning set forth in SECTION 2.7(a).
                                                                 ---------------

     "CASH MANAGEMENT AGREEMENTS" means the Cash Management Agreement executed and delivered to Agent in connection with the Prior Credit Agreement.

     "CASH  MANAGEMENT  BANK"  has  the  meaning  set  forth  in SECTION 2.7(a).
                                                                 ---------------

     "CERCLA" means the Comprehensive Environmental Response Corporation, and Liability Act of 1980, 42 U.S.C. Section 9601, et. seq., as amended from time to time.

     "CHANGE OF CONTROL" means (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 10%, or more, of the Stock of Borrower having the right to vote for the election of members of the Board of Directors, or (b) a majority of the members of the Board of Directors do not constitute Continuing Directors, or (c) Borrower ceases to own and control, directly or indirectly, 100% of the outstanding capital Stock of each of the Pledging Subsidiaries.

     "CLOSING DATE" means the date of the making of the initial Advance or Term Loan (or other extension of credit) hereunder or the date on which Agent sends Borrower a written notice that each of the conditions precedent set forth in
SECTION  3.1  either  have  been  satisfied  or  have  been  waived.
------------

     "CLOSING DATE BUSINESS PLAN" means the set of Projections of Borrower and its Subsidiaries for the last fiscal quarter of fiscal year 2004, and for the fiscal year end of 2005, in form and substance (including as to scope and underlying assumptions) satisfactory to Lender.

     "CODE" means the Georgia Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory
       --------   -------
provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Georgia, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

     "COLLATERAL" means all assets and interests in assets and proceeds thereof, now owned or hereafter acquired by Borrower or its Subsidiaries in or upon which a Lien is granted under any of the Loan Documents.

     "COLLATERAL ACCESS AGREEMENT" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in Borrower's or its Subsidiaries' Books, Equipment or Inventory, in each case, in form and substance satisfactory to Agent.

     "COLLECTIONS" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of Borrower and each of its Subsidiaries including, its rights to distributions from the LLC and the Partnerships.

     "COMMITMENT" means, with respect to each Lender, its Revolver Commitment, its Term Loan Commitment, or its Total Commitment, as the context requires, and, with respect to all Lenders, their Revolver Commitments, their Term Loan Commitments, or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on SCHEDULE C-1 or on the signature page of the Assignment
                         ------------
and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of SECTION 14.1.
                                                 -------------

     "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT C-1 delivered by the president or chief financial officer of Borrower to
-----------
Agent.

     "CONTINUING DIRECTOR" means (a) any member of the Board of Directors who was a director (or comparable manager) of Borrower on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Borrower (as such terms are used in Rule 14a-11 under the Exchange Act) and whose initial assumption of office resulted from such contest or the settlement thereof.

     "CONTRIBUTION AGREEMENT" means the Amended and Restated Contribution and Indemnification Agreement among Borrower and the Pledging Subsidiaries.

     "CONTROL AGREEMENT" means a control agreement, in form and substance satisfactory to Agent, executed and delivered by the Borrower or any of its Subsidiaries, Agent, and the applicable securities intermediary with respect to a Securities Account or a bank with respect to a DDA.

     "DAILY BALANCE" means, as of any date of determination and with respect to any Obligation, the amount of such Obligation owed at the end of such day. "DDA" means any checking or other demand deposit account maintained by Borrower or any Subsidiary.

     "DEFAULT" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

     "DEFAULTING LENDER" means any Lender that fails to make any Advance or Term Loan (or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

     "DEFAULTING LENDER RATE" means (a) for the first 3 days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, at the interest rate then applicable to Advances that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto).

     "DESIGNATED ACCOUNT" means that certain DDA of Borrower identified on SCHEDULE D-1.
------------

     "DESIGNATED  ACCOUNT  BANK"  means  Harris  Bank.

     "DISBURSEMENT LETTER" means an instructional letter executed and delivered by Borrower to Agent regarding the extensions of credit to be made on the Closing Date, the form and substance of which is satisfactory to Agent.

     "DOLLARS"  or  "$"  means  United  States  dollars.

     "EASTERN AMERICAN" means Eastern American Energy Corporation, a West Virginia corporation.

     "EBITDAX" means, with respect to any fiscal period, Borrower's and its Subsidiaries' consolidated net earnings (or loss), as determined in accordance with GAAP, minus extraordinary gains, plus extraordinary losses, minus gain on sale of Permitted Dispositions, plus loss on sale of Permitted Dispositions, plus interest expense, income taxes, depletion, depreciation and amortization, exploration and impairment expense, and valuation losses that recognize changes in the value of derivatives minus valuation gains that recognize changes in the value of derivatives to the extent that such changes in the value of derivatives were included in consolidated net earnings (or loss) plus cash received from Permitted Dispositions to the extent that such cash is paid to Agent for application to the Obligations.

     "ELIGIBLE PROVED DEVELOPED PRODUCING RESERVES" means the Eligible Proved Developed Producing Reserves of the Partnerships and the LLC and the Eligible Proved Developed Producing Reserves of the Pledging Subsidiaries, the Hydrocarbons from which are directly deliverable from the Wells to the Gathering System or to a transporter or buyer which is a non-Affiliate of Borrower or its Subsidiaries.

     "ELIGIBLE PROVED DEVELOPED PRODUCING RESERVES OF THE PARTNERSHIPS AND THE LLC" means the Proved Developed Producing Reserves of the Partnerships and the LLC that (a) are identified on SCHEDULE 5.1(a), AND (b) comply in all material
                                 ----------------
respects with each and all of the representations and warranties made by Borrower to Agent in the Loan Documents. An item of Proved Developed Producing
Reserves of the Partnerships and the LLC shall not be included in Eligible Proved Developed Producing Reserves of the Partnerships and the LLC if:

(i) the LLC or the applicable Partnership is not Solvent or subject to an Insolvency Proceeding;

(ii) it is not owned by the LLC or the applicable Partnership, or the LLC or the applicable Partnership does not have good, valid, and indefeasible title thereto, or the title information relating thereto is not satisfactory;

(iii) Borrower and its Subsidiaries have not assigned to Agent and granted Agent a first priority perfected security interest in and to their interests in the LLC and the applicable Partnership and their share of monies, distributions, profits and revenues from the LLC and the Partnership;

(iv) any consents or approvals required for Borrower or any of its Subsidiaries to assign or grant a security interest in accordance with (iii) above have not been obtained and delivered to Agent; or

(v) it is subject to a Lien in favor of a Person (other than Agent) or any order, judgment, writ, or decree which either restricts or purports to restrict the ability of the LLC or the applicable Partnership to grant Liens to Persons on or in respect of its assets and properties; other than Permitted Liens.

     "ELIGIBLE PROVED DEVELOPED PRODUCING RESERVES OF THE PLEDGING SUBSIDIARIES" means the Proved Developed Producing Reserves of the Pledging Subsidiaries that
(a) are subject to a duly executed and recorded Mortgage that creates a valid and enforceable first priority perfected lien on and security interest in the Oil and Gas Properties attributable thereto; (b) are identified on SCHEDULE
                                                                        --------
5.1(a);  and  (c)  comply  in  all  material  respects  with each and all of the
-----
representations and warranties made by the Pledging Subsidiaries to Agent in the Loan Documents. An item of Proved Developed Producing Reserves of the Pledging Subsidiaries shall not be included in Eligible Proved Developed Producing Reserves of the Pledging Subsidiaries if:

(i)  the  Pledging  Subsidiary  is  not  Solvent  or  subject  to  an Insolvency
     Proceeding;

(ii) it is not owned by a Pledging Subsidiary or a Pledging Subsidiary does not have good, valid, and indefeasible title thereto, or the title information relating thereto is not satisfactory to Agent;

(iii) it is not subject to a valid, enforceable and perfected first priority Lien and security interest in favor of Agent created by a duly executed and recorded Mortgage;

(iv) any consents or approvals required for its valid transfer, assignment, pledge or mortgage have not been obtained and delivered to Agent; or

(v) it is subject to a Lien in favor of any third Person or any order, judgment, writ, or decree which either restricts or purports to restrict the ability of Borrower or a Pledging Subsidiary to grant Liens to other Persons on or in respect of its respective assets or properties, other than Permitted Liens.

     "ELIGIBLE TRANSFEREE" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $250,000,000, (d) any Affiliate (other than individuals) of a Lender that was party hereto as of the Closing Date, (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Agent and Borrower, and
(f) during the continuation of an Event of Default, any other Person approved by Agent.

     "ENERGY BUSINESS" means (a) the acquisition, exploration, exploitation, development, operation and disposition of interests in Oil and Gas Properties;
(b) the gathering, marketing, treating, processing, storage, selling and transporting of any production from such interests or properties including, without limitation, the marketing of Hydrocarbons obtained from third Persons;
(c) any business relating to or arising from exploration for or development, production, treatment, processing, storage, transportation or marketing of Hydrocarbons, including without limitation (i) the production of electricity or other sources of power using oil, gas or other hydrocarbon products, and (ii) providing services in support of or incidental to any such business or activity; and (d) any activity that is ancillary or necessary or desirable to facilitate the activities described in clauses (a) through (c) of this definition.

     "ENVIRONMENTAL ACTIONS" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of Borrower or its Subsidiaries, or any predecessor in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by Borrower or its Subsidiaries, or any predecessor in interest.

     "ENVIRONMENTAL LAW" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on Borrower or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, including the Comprehensive Environmental Response Compensation and Liability Act, 42 USC 9601 et seq.; the Resource Conservation and Recovery Act, 42 USC 6901 et seq.; the Federal Water Pollution Control Act, 33 USC 1251 et seq.; the Toxic Substances Control Act, 15 USC 2601 et seq.; the Clean Air Act, 42 USC 7401 et seq.; the Safe Drinking Water Act, 42 USC 3803 et seq.; the Oil Pollution Act of 1990, 33 USC 2701 et seq.; the Emergency Planning and the Community
Right-to-Know Act of 1986, 42 USC 11001 et seq.; the Hazardous Material Transportation Act, 49 USC 1801 et seq.; and the Occupational Safety and Health Act, 29 USC 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

     "ENVIRONMENTAL LIABILITIES AND COSTS" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any Governmental
Authority  or  any  third  party,  and which relate to any Environmental Action.

     "ENVIRONMENTAL LIEN" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

     "EQUIPMENT" means equipment (as that term is defined in the Code) and includes all of Borrower's and each Subsidiary's now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, and goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

     "ERISA AFFILIATE" means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower or its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower or its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Borrower or any of its Subsidiaries and whose employees are aggregated with the employees of Borrower or any of its Subsidiaries under IRC Section 414(o).

     "EVENT  OF  DEFAULT"  has  the  meaning  set  forth  in  SECTION  8.
                                                              ----------

     "EXCESS AVAILABILITY" means the amount, as of the date any determination thereof is to be made, equal to Availability minus the aggregate amount, if any, of all trade payables of Borrower and each of its Subsidiaries aged in excess of 60 days past invoice date unless disputed in good faith by appropriate proceedings diligently conducted and for which reserves adequate under GAAP have been established and all book overdrafts in excess of their historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect from time to time.

     "FEE LETTER" means that certain fee letter, dated as of even date herewith, between Borrower and Agent, in form and substance satisfactory to Agent.

     "FEIN"  means  Federal  Employer  Identification  Number.

     "FILING AUTHORIZATION LETTER" means a letter duly executed by Borrower and each Pledging Subsidiary authorizing Agent to file appropriate financing statements in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the security interests to be created by the Loan Documents.

     "FOOTHILL"  means  Wells  Fargo  Foothill,  Inc., a California corporation.

     "FUNDING  DATE"  means  the  date  on  which  a  Borrowing  occurs.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

     "GATHERING SYSTEMS" means all right, title and interest of Borrower and each of its Subsidiaries and Affiliates in and to all (i) Hydrocarbon pipelines through which any Hydrocarbons produced from any of the Wells flows to, or has flowed at any time during the preceding twelve (12) month period immediately preceding the date of this Agreement, to a master/sales meter from which such Hydrocarbons can be sold to, or delivered for further transport to, a non-Affiliate of Borrower or any of its Subsidiaries ("SUBJECT PIPELINES"); (ii) meters, compressors, drips, stripping or other treatment plants or facilities, drips and other facilities located on or used in connection with or related to the Subject Pipelines; (iii) easements, rights of way, permits, licenses, road boring agreements and similar contracts and grants pursuant to which the Subject Pipelines were constructed or exist (whether such rights are contained in a separate instrument or in an oil and gas lease or other instrument); and (iv) all accounts, contract rights and general intangibles related to the Hydrocarbons produced from the Wells.

     "GOVERNING DOCUMENTS" means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

     "GOVERNMENTAL APPROVAL" means (a) any authorization, consent, approval, license, ruling, permit, tariff, rate, certification, waiver, exemption, filing, variance, claim, order, judgment or decree of or with, (b) any required notice to, (c) any declaration of or with, or (d) any registration by or with, any Governmental Authority.

     "GOVERNMENTAL AUTHORITY" means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

     "GOVERNMENTAL RULE" means any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, requirement of, or other governmental restriction or any similar binding form of decision of or determination by, or any binding interpretation or administration of any of the foregoing by, any Governmental Authority, whether now or hereafter in effect.

     "HAZARDOUS MATERIALS" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

" HEDGING AGREEMENT" means (a) any hedging contract, forward contract, swap agreement, futures contract or other hydrocarbon pricing protection agreement or option with respect to any such transaction, designed to hedge against fluctuations in Hydrocarbon prices, (b) any rate swap, rate cap, rate floor, rate collar, forward rate agreement or other rate protection agreement or option with respect to any such transaction, designed to hedge against fluctuations in interest rates, and (c) any other derivative agreement or other similar agreement or arrangement, in each case evidenced by an ISDA Agreement with appropriate schedule and confirmation.

     "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities (including but not limited to obligations and liabilities arising in connection with or as a result of early or premature termination of a Hedging Agreement, whether or not occurring as a result of a default thereunder) of such Person under a Hedging Agreement whether direct or by a guaranty.

     "HIGHEST LAWFUL RATE" means on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Georgia law permits the higher interest rate, stated as a rate per annum.

     "HYDROCARBON INTERESTS" means all rights, titles and interests in and to oil and gas leases, oil, gas and mineral leases, other Hydrocarbon leases, mineral interests, mineral servitudes, overriding royalty interests, royalty interests, net profits interests, production payment interests, and other similar interests.

     "HYDROCARBON INTERESTS HEDGING AGREEMENT RESERVES" means as of any date of determination, reserves in an amount, if positive, equal to (a) the aggregate Hedging Obligations of Borrower, its Subsidiaries and Affiliates to Bank Product Providers relating to commodities or commodity prices, minus (b) (i) 60%
                                                              -----
multiplied  by  the PV-10 Value of the Total Proved Developed Producing Reserves
----------
as set forth in the Reserve Report most recently delivered to Agent, calculated in a manner consistent with the determination of the Borrowing Base, minus (ii)
                                                                      -----
the  Maximum  Loan  Amount.

     "HYDROCARBONS" means, collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

     "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to Property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of Property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on Property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all Capitalized Lease Obligations of such Person,
(i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) all obligations of such Person with respect to any arrangement, directly or indirectly, whereby such Person shall sell or transfer any material asset, and whereby such Person shall then or immediately thereafter rent or lease as lessee such asset or any part thereof, (l) all recourse and support obligations of such Person with respect to the sale or discount of any of its accounts receivable,
(m) all obligations of such Person with respect to any arrangement for the purchase of materials, supplies, other Property or services if such arrangement by its express terms requires that payment be made by such Person regardless of whether such materials, supplies, other Property or services are delivered or furnished to it, (n) all obligations of such Person with respect to Production Payments, (o) net liabilities of such Person under all Hedging Obligations, (p) all obligations of such Person under any prepayment for oil and gas production or other similar agreement, and (q) all obligations of such Person under operating leases which require such Person to make payments over the term of such lease based on the purchase price or appraised value of the Property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "INDEMNIFIED  LIABILITIES"  has  the  meaning  set  forth  in SECTION 11.3.
                                                                   -------------

     "INDEMNIFIED  PERSON"  has  the  meaning  set  forth  in  SECTION  11.3.
                                                               -------------

     "INDENTURE" means that certain Indenture dated May 23, 1997, between Energy Corporation of America and Bank of New York, as trustee.

     "INDENTURE COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT I-1 delivered by the president or chief financial officer of
          ------------
Borrower  to  Agent.

     "INDENTURE DOCUMENTS" means the Indenture, the Subordinated Notes, and all other documents and agreements executed in connection with the Indenture.

     "INITIAL RESERVE REPORT" means the report delivered to Agent dated as of January 1, 2004, prepared by Ryder Scott Company Petroleum Consultants with respect to the Oil and Gas Properties of Borrower, its Subsidiaries, the LLC and the Partnerships, a true and correct copy of which has been delivered to Agent and the Lenders.

     "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

     "INTANGIBLE ASSETS" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

     "INTEREST EXPENSE" means, for any period, the aggregate of the interest expense of Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     "INTEREST PERIOD" means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Base Rate Loan to a LIBOR Rate Loan) and ending 1, 3, 6 or 12 months thereafter; provided, however,
                                                              --------  -------
that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 3, 6 or 12 months after the date on which the Interest Period began, as applicable, and (e) Borrower may not elect an Interest Period which will end after the Maturity Date.

     "INTERCOMPANY  NOTES"  has  the meaning assigned that term in SECTION 7.13.
                                                                   ------------

     "INVENTORY" means all Borrower's and each Subsidiaries' now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by Borrower or any of its Subsidiaries as lessor, goods that are furnished by Borrower or any of its Subsidiaries under a contract of service, and raw materials, work in process, or materials used or consumed in Borrower's or any Subsidiaries' business.

     "INVESTMENT" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practices), purchases or other acquisitions for consideration of Indebtedness, Stock, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

     "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

     "ISSUING LENDER" means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing L/Cs or L/C Undertakings pursuant to SECTION 2.12.
                                 -------------

     "L/C"  has  the  meaning  set  forth  in  SECTION  2.12(a).
                                               ----------------

     "L/C DISBURSEMENT" means a payment made by the issuing Lender pursuant to a Letter of Credit.

     "L/C  UNDERTAKING"  has  the  meaning  set  forth  in  SECTION  2.12(a).
                                                            ----------------
     "LENDER" and "LENDERS" have the respective meanings set forth in the preamble to this Agreement, and shall include any other Person made a party to this Agreement in accordance with the provisions of SECTION 14.1.
                                                            -------------

     "LENDER GROUP" means, individually and collectively, each of the Lenders (including the Issuing Lender) and Agent.

     "LENDER GROUP EXPENSES" means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by Borrower or any of its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by the Lender Group, (b) fees or charges paid or incurred by Agent in connection with the Lender Group's transactions with Borrower or any of its Subsidiaries, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement), real estate surveys, real estate title policies and endorsements, and environmental audits, (c) costs and expenses incurred by Agent in the disbursement of funds to or for the account of Borrower or other members of the Lender Group (by wire transfer or otherwise), (d) charges paid or incurred by Agent resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of Agent related to audit examinations of the Books to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group's relationship with Borrower or any of its Subsidiaries, (h) Agent's and each Lender's reasonable costs and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, syndicating, or amending the Loan Documents, and (i) Agent's and each Lender's reasonable costs and expenses (including attorneys, accountants, consultants, and other advisors fees and expenses') incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower or its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

     "LENDER-RELATED PERSON" means, with respect to any Lender, such Lender together with such Lender's Affiliates, and the officers, directors, employees, attorneys, and agents of such Lender.

     "LETTER OF CREDIT" means an L/C or an L/C Undertaking, as the context requires.

     "LETTER OF CREDIT USAGE" means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus 100% of the amount of outstanding time drafts accepted by an Underlying Issuer as a result of drawings under Underlying Letters of Credit.

     "LIBOR  DEADLINE"  has  the  meaning  set  forth  in  SECTION  2.13(b)(i).
                                                           -------------------

     "LIBOR  NOTICE"  means  a  written  notice  in  the  form  of  EXHIBIT L-1.
                                                                    ------------

     "LIBOR  OPTION"  has  the  meaning  set  forth  in  SECTION  2.13(a).
                                                         ----------------

     "LIBOR RATE" means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by Agent (rounded upwards, if necessary, to the next 1/100%) by dividing (a) the Base LIBOR Rate for such Interest Period, by (b) 100% minus the Reserve Percentage. The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

     "LIBOR RATE LOAN" means each portion of an Advance or the Term Loan that bears interest at a rate determined by reference to the LIBOR Rate.

     "LIEN" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, irrespective of whether
(a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term "Lien" includes the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

     "LLC"  means  A&W  LLC,  a  West  Virginia  limited  liability  company.

     "LLC PLEDGE AGREEMENT" means the Amended and Restated Pledge and Security Agreement dated as of the Closing Date, executed by A&W in favor of the Agent or otherwise delivered pursuant to the Loan Documents, in form, scope, and substance acceptable to the Agent.

     "LOAN  ACCOUNT"  has  the  meaning  set  forth  in  SECTION  2.10.
                                                         -------------

     "LOAN DOCUMENTS" means this Agreement, the Bank Product Agreements, the Cash Management Agreements, the Control Agreements, the Disbursement Letter, the Fee Letter, the Intercompany Notes, the Letters of Credit, the Mortgages, the Officers' Certificate, the Security Documents, the Subordination Agreements, any note or notes executed by Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by Borrower and the Lender Group in connection with this Agreement.

     "MATERIAL ADVERSE CHANGE" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole, (b) a material impairment of Borrower's or any of its Subsidiaries' ability to perform its obligations under the Loan Documents to which it is a party or of the Lender Group's ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Agent's Liens with respect to the Collateral as a result of an action or failure to act on the part of Borrower or any of its Subsidiaries.

     "MATERIAL CONTRACTS" means any supply, purchase, service, employment, tax, indemnity, gas marketing, farm-in agreement, farm-out agreement, gas imbalance, operating, unitization, communitization, partnership, joint venture, or other agreement of Borrower, its Subsidiaries, the LLC or any Partnership or by which Borrower, its Subsidiaries, the LLC or any Partnership or any of their respective properties are otherwise bound, if such agreement (i) requires the expenditure of over $5,000,000.00 by the Borrower or any of its Subsidiaries during any calendar year, or (ii) involves the sale of more than $5,000,000.00 in Hydrocarbons by the Borrower, any of its Subsidiaries, the LLC, or any Partnership, or (iii) involves a liability of Borrower, any of its Subsidiaries, the LLC, or any Partnership, in excess of $5,000,000.00, or (iv) is otherwise determined by Agent, in its reasonable judgment, to be material to the business, operations, or properties of Borrower or any of its Subsidiaries, as the same shall be amended, modified and supplemented and in effect from time to time.

     "MATURITY  DATE"  has  the  meaning  set  forth  in  SECTION  3.4.
                                                          ------------

     "MAXIMUM LOAN AMOUNT" means the lesser of (a) the amount permitted by the terms of the Indenture or (b) $100,000,000.

     "MAXIMUM  REVOLVER  AMOUNT"  means  $50,000,000.00,  as  such amount may be reduced  from  time  to  time  in  accordance  with  SECTION  6.23.
                                                     -------------

     "MORTGAGE" means a Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement and Fixture Filing, dated as of the Closing Date or otherwise delivered pursuant to the Loan Documents, in form, scope and substance acceptable to the Agent, executed and delivered by a Pledging Subsidiary or any other Subsidiary of Borrower, as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of this Agreement and the other Loan Documents. The term "MORTGAGE" shall include each Mortgage
Supplement after execution and delivery of such Mortgage Supplement. The term "MORTGAGES" shall include each and every Mortgage executed and delivered by any of the Pledging Subsidiaries hereunder.

                                     -16

     "MORTGAGE SUPPLEMENT" means a supplement to any Mortgage, in form and substance satisfactory to the Agent, pursuant to which any Pledging Subsidiary will grant a lien on additional Property subject to the terms of such Mortgage, as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of this Agreement and the other Loan Documents.

     "MORTGAGED PROPERTIES" means all of the Oil and Gas Properties and other collateral purported to be subject to the Lien of the Mortgages.

     "NET OPERATING INCOME" means the projected revenue attributable to (a) the general partner interests of the Pledging Subsidiaries in the Partnerships' interests in the Eligible Proved Developed Producing Reserves of the Partnerships, (b) the membership interests of the Pledging Subsidiaries in the LLC's interest in the Eligible Proved Developed Producing Reserves of the LLC, and (c) the interests of the Pledging Subsidiaries in the Eligible Proved Developed Producing Reserves of the Pledging Subsidiaries, which the Partnerships, the LLC and the Pledging Subsidiaries can reasonably expect to receive from the sale of Hydrocarbons therefrom, as shown on the most current Reserve Report net of royalties, minus production and severance taxes (including, without limitation, any "windfall profits" or similar tax but excluding income taxes), and production expenses, and minus the amount of all production revenue therefrom from the dates of such reports to the determination date.

     "NON-PLEDGED PROPERTIES" means Property of Borrower, its Subsidiaries, the Partnerships, and the LLC which does not constitute Borrowing Base Properties, the Gathering Systems, or assets or interests subject to the Liens of the Partnership Pledge Agreements, the LLC Pledge Agreement, or the Mortgages.

"NON-PREPAYMENT PREMIUM EVENT" means either (a) that a material dispute exists between Agent and Borrower as to the Availability due to (i) a redetermination of the Borrowing Base by the Agent or (ii) the establishment of a reserve by Agent under SECTION 2.1(b) (other than due to an event described in SECTION
              ---------------                                            -------
2.1(b), CLAUSES (i) THROUGH (vi) inclusive, except that a material dispute as to
-----  ------------------------
the  amount  of  a  reserve established under SECTION 2.1(b) clauses (i) through
                                              --------------
(vi) inclusive shall be resolved by binding arbitration under SECTION 17.13) and
                                                              -------------
(x) at the time of such dispute there exists no Default, Event of Default or Material Adverse Change and (y) the Obligations are prepaid within 60 days from the date Borrower notifies Agent in writing of such dispute, or (b) Borrower requests and fails to receive within 30 days the consent of the Agent and/or Lenders, as applicable, to a waiver of the prohibition of SECTION 7.1 to allow
                                                            -----------
Borrower to incur additional Indebtedness which as of the date of this Agreement could be incurred by Borrower without a breach of the prohibition or the incurrence of additional Indebtedness under the Indenture, except a credit extension of a type described in the definition of "Credit Facilities" as drafted in the Indenture as of the date of the Agreement; provided, however, that such Indebtedness to be incurred or utilized to prepay the Obligations must be funded within 60 days of the Borrower's receipt of written notice of the Agent's and/or Lenders', as appropriate, nonconsent to the incurrence of such Indebtedness.

     "NON-RECOURSE DEBT" means Indebtedness as to which (a) neither Borrower nor any Subsidiary (other than an Unrestricted Subsidiary) is directly or indirectly liable pursuant to the terms of such Indebtedness, and (b) no default with respect to such Indebtedness would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of Borrower or any Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

     "NYMEX"  means  the  New  York  Mercantile  Exchange  or  its  successor.

"NYMEX PRICE" means, as of the date of the determination thereof, the average of the 24 succeeding monthly futures contract prices, commencing with the month during which the determination is to be made, for the category of Proved Developed Producing Reserves included in the most recent Reserve Report provided by Borrower to Agent pursuant to SECTION 6.2 as quoted on the NYMEX, or, if the
                                  -----------
NYMEX no longer provides futures contract price quotes for 24 month periods, the longest period of quotes of less than 24 months shall be used, and, if the NYMEX no longer provides such futures contract quotes or has ceased to operate, the Agent shall designate another nationally recognized commodities exchange to replace the NYMEX.

"OBLIGATIONS" means (a) all loans (including the Term Loan), Advances, debts, principal, interest (including any interest that, but for the commencement of an Insolvency Proceeding, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees (including the fees provided for in the Fee Letter), charges, costs, Lender Group Expenses (including any fees or expenses that, but for the commencement of an Insolvency Proceeding, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrower or any of the Subsidiaries to the Lender Group pursuant to or evidenced by the Loan Documents (including, without limitation, all claims for indemnity under the Loan Documents including claims under SECTION 11.3 of this Agreement) and
                                           -------------
irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that Borrower or any of its Subsidiaries are required to pay or reimburse by the Loan Documents, by law, or otherwise, and (b) all Bank Product Obligations. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals, alterations, replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

     "OFFICERS' CERTIFICATE" means the representations and warranties of officers form submitted by Agent to Borrower, together with Borrower's completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

     "OIL AND GAS PROPERTIES" means the Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, joint venture agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, profits a prendre, hereditaments, appurtenances and Properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, water wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

     "ORIGINATING  LENDER"  has  the  meaning  set  forth  in  SECTION  14.1(e).
                                                               ----------------

     "OVERADVANCE"  has  the  meaning  set  forth  in  SECTION  2.5.
                                                       ------------

     "PARTICIPANT"  has  the  meaning  set  forth  in  SECTION  14.1(e).
                                                       ----------------

     "PARTNERSHIP PLEDGE AGREEMENTS" means the Amended and Restated Partnership Pledge and Security Agreements dated as of the Closing Date or otherwise delivered pursuant to the Loan Documents, in form, scope, and substance acceptable to the Agent, executed by the Pledging Subsidiaries in favor of the Agent.

     "PARTNERSHIPS" means those partnerships and joint ventures listed on SCHEDULE P-1.
-------------

     "PERMITTED DISCRETION" means a determination made in good faith and in the exercise of reasonable business judgment.

     "PERMITTED DISPOSITIONS" means (a) sales or other dispositions by Borrower or its Subsidiaries of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, (b) sales by Borrower or its Subsidiaries of Inventory and Hydrocarbons to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents by Borrower or its Subsidiaries in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (d) the licensing by Borrower or its Subsidiaries, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (e) sales of Non-Pledged Properties of the Pledging Subsidiaries having an aggregate value not exceeding $2,000,000.00 in any fiscal year of Borrower provided (i) the Non-Pledged Property subject to disposition was acquired by a Pledging Subsidiary after the Closing Date and (ii) the disposition does not expose a Bank Product Provider to increased risk under any Hedging Obligation, (f) the abandonment, farm-out, lease, or sublease of undeveloped Oil and Gas Properties of Borrower or any of its Subsidiaries in the ordinary course of business, (g) the trade or exchange by Borrower or any of its Subsidiaries of any of its Oil and Gas Properties (other than the Borrowing Base Properties, Non-Pledged Properties, and the Gathering Systems) for Oil and Gas Properties owned by another Person which the Board of Directors of Borrower determines in good faith to be of approximately equivalent value; and (h) sales of Non-Pledged Properties by Borrower or a Subsidiary (other than a Pledging Subsidiary, the Partnerships or the LLC) provided prior written notice of such sale or other disposition is delivered to Agent setting forth the property sold or otherwise disposed of, its value, and such other information as Agent may reasonably request.

     "PERMITTED INVESTMENTS" means (a) investments in Cash Equivalents, (b) investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of and other disputes with, customers and suppliers arising in the ordinary course of business, (e) investments made as a result of non-cash consideration of an asset sale that was made pursuant to a Permitted Disposition, (f) acceptance by Borrower of notes payable from employees, officers, or directors of Borrower or any of its Subsidiaries as payment for the purchase of common or Class A stock by such employees; provided that (i) the aggregate principal amount owing to Borrower under such notes shall not exceed $1,600,000.00 at any one time outstanding, and (ii) any such note shall be secured by a pledge of the shares of stock purchased therewith, and (g) loans by Borrower to officers, directors and employees in connection with Borrower's annual drilling programs consistent with past practices up to but not exceeding $2,000,000.00 in the aggregate at any one time outstanding.

     "PERMITTED LIENS" means (a) Liens held by Agent, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) the interests of lessors under operating leases, (d) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of Borrower or any of its Subsidiaries and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (e) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (f) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business of Borrower or any of its Subsidiaries and not in connection with the borrowing of money, (g) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business of Borrower or any of its Subsidiaries, (h) with respect to any Property (other than the Borrowing Base Properties) from which Hydrocarbons may be severed or extracted in commercial quantities, Liens for farmout, farmin, joint operating, and area of mutual interest agreements and/or similar arrangements that Borrower determines in good faith to be necessary for the economic development of such Property (other than the Borrowing Base Properties) and are customary and usual for the area in which such Property (other than the Borrowing Base Properties) is located, (i) with respect to any Borrowing Base Properties from which
Hydrocarbons may be severed or extracted in commercial quantities, Liens for farm-out, farm-in, operating, joint operating, and area of mutual interest agreements and/or similar arrangements that the Borrower determines in good faith to be necessary for the economic development of such Borrowing Base Properties and are customary and usual for the area in which such Borrowing Base Properties are located; provided, however, that such Liens held by Borrower or
                          --------  -------
any of its Subsidiaries or Affiliates shall be expressly made subordinate to the Liens created by the Security Documents pursuant to terms of a Subordination Agreement, (j) Liens associated with Production Payments now existing or hereafter created on oil, gas or mineral leases or interests (other than Borrowing Base Properties) now owned or hereafter acquired by the Borrower or any Subsidiary; provided (i) such Liens are limited to the interest in the Properties subject to the Production Payment and do not apply to any other Property or assets of Borrower or any Subsidiary and (ii) such Liens only secure the Indebtedness incurred pursuant to the Production Payments, and (k) royalties, overriding royalties, revenue interests, net revenue interest and other similar burdens now existing or hereafter acquired on oil, gas or mineral leases or interests now owned or hereafter acquired by Borrower or any Subsidiary and, with respect to any Borrowing Base Properties, are reflected in the most recent Reserve Report.

     "PERMITTED PROTEST" means the right of Borrower or any of its Subsidiaries, as applicable, to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Borrower or any of its Subsidiaries, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent's Liens.

     "PERSON" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

     "PERSONAL PROPERTY COLLATERAL" means all Collateral other than Hydrocarbon Interests and Real Property.
     "PLEDGING SUBSIDIARIES" means Eastern American, A&W and any other Subsidiary of Borrower that executes a Mortgage, LLC Pledge Agreement and/or a Partnership Pledge Agreement.

     "PROJECTIONS" means Borrower's forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     "PRODUCTION PAYMENTS" means a production payment (whether volumetric or dollar denominated) or similar royalty, overriding royalty, net profits interest or other similar interest in Oil and Gas Properties, or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such Oil and Gas Properties where the holder of such interest has recourse solely to such interest and the grantor or transferor thereof has an express contractual obligation to produce and sell Hydrocarbons from such Oil and Gas Properties, or to cause such Oil and Gas Properties to be so operated and maintained, in each case in a reasonably prudent manner.

     "PROPERTY" means any interest in any kind of Property or asset, whether real, personal or mixed, or tangible or intangible.

"PRO  RATA  SHARE"  means,  as  of  any  date  of  determination:

(a) with respect to a Lender's obligation to make Advances and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Revolver Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender's Revolver Commitment, by
     (z) the aggregate Revolver Commitments of all Lenders, and (ii) from and after the time that the Revolver Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the aggregate outstanding principal amount of such Lender's Advances by (z) the aggregate outstanding principal amount of all Advances,

(b) with respect to a Lender's obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, (i) prior to the Revolver Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender's Revolver Commitment, by (z) the aggregate Revolver Commitments of all Lenders, and (ii) from and after the time that the Revolver Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the aggregate outstanding principal amount of such Lender's Advances by (z) the aggregate outstanding principal amount of all Advances,

(c) with respect to a Lender's obligation to make the Term Loan and receive payments of interest, fees, and principal with respect thereto, (i) prior to the making of the Term Loan, the percentage obtained by dividing (y) such Lender's Term Loan Commitment, by (z) the aggregate amount of all Lenders' Term Loan Commitments, and (ii) from and after the making of the Term Loan, the percentage obtained by dividing (y) the principal amount of such Lender's portion of the Term Loan by (z) the principal amount of the Term Loan, and

(d) with respect to all other matters as to a particular Lender (including the indemnification obligations arising under SECTION 16.7), the percentage
                                                   ------------
obtained by dividing (i) such Lender's Revolver Commitment plus the outstanding principal amount of such Lender's portion of the Term Loan, by (ii) the aggregate  amount  of  Total  Commitments  of  all  Lenders plus the outstanding principal  amount  of  the  Term Loan; provided, however, that, in the event the
                                       --------  -------
Revolver Commitments have been terminated or reduced to zero, the Pro Rata Share under this clause shall be the percentage obtained by dividing (A) the outstanding principal amount of such Lender's Advances plus such Lender's ratable portion of the Risk Participation Liability with respect to outstanding Letters of Credit plus the outstanding principal amount of such Lender's portion of the Term Loan, by (B) the outstanding principal amount of all Advances plus the aggregate amount of the Risk Participation Liability with respect to the outstanding Letters of Credit plus the principal amount of the Term Loan.


     "PROVED DEVELOPED NON-PRODUCING RESERVES" means those Oil and Gas Properties of the Borrower, the Pledging Subsidiaries, the LLC and the Partnerships designated as "proved developed non-producing" (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report.

     "PROVED DEVELOPED PRODUCING RESERVES" means those Oil and Gas Properties designated as "proved developed producing" (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society for Petroleum Engineers, Inc.), from time to time in the Reserve Report. "PROVED DEVELOPED PRODUCING RESERVES OF THE PARTNERSHIPS AND THE LLC" means those Oil and Gas Properties of the Partnerships and the LLC designated as "proved developed producing" (in accordance with the Definitions for Oil and Gas
Reserves approved by the Board of Directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report and used in establishing the Borrowing Base.

     "PROVED DEVELOPED PRODUCING RESERVES OF THE PLEDGING SUBSIDIARIES" means those Oil and Gas Properties of the Pledging Subsidiaries designated as "proved developed producing" (in accordance with the Definitions for Oil and Gas
Reserves approved by the Board of Directors of the Society for Petroleum Engineers, Inc., from time to time) in the Reserve Report and used in establishing the Borrowing Base.

     "PROVED UNDEVELOPED RESERVES" means those Oil and Gas Properties of the Pledging Subsidiaries, the LLC and the Partnerships designated as "proved undeveloped" (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report.

     "PV-10 VALUE" means, as of the date of determination, the sum of the present values of the Net Operating Income expected to be received in each of the months following the date of determination, determined as follows:

(a) the Net Operating Income shall be determined on the lesser amount of (i) a ceiling value of MmBTU $4.50 - and Bbl - $$25.00 of Proved Developed Producing Reserves as of such date of determination, adjusting such price to reflect the appropriate Basis Differential with respect to Hydrocarbons produced from the Eligible Proved Producing Reserves of the Pledging Subsidiaries and the Eligible Proved Developed Producing Reserves of the
     Partnerships and the LLC, as determined by the Approved Engineer and approved by Agent or (ii) (x) on the basis of the contract price to the extent contracts exist or (y) in the event that contracts do not exist, on the basis of the applicable NYMEX Price for the category of Proved Developed Producing Reserves as of such date of determination, adjusting such price to reflect the appropriate Basis Differential with respect to Hydrocarbons produced from the Eligible Proved Producing Reserves of the Pledging Subsidiaries and the Eligible Proved Developed Producing Reserves of the Partnerships and the LLC, as determined by the Approved Engineer and approved by Agent; and

(b) the present value of each such Net Operating Income amount shall be determined by discounting such Monthly Net Operating Income from the month in which it is expected to be received, on a monthly basis, to such date of determination at a rate of 10% per annum.

     "REAL PROPERTY" means any estates or interests in real property now owned or hereafter acquired by Borrower or any of its Subsidiaries and the improvements thereto.

     "RECORD" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

     "RELEASE"  means  a  "release",  as  such  term  is  defined  in  CERCLA.

     "REMEDIAL ACTION" means any action under Environmental Laws required to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, dispose of, abate, or in any other way address pollutants (including Hazardous
Materials) in the indoor or outdoor environment, (b) prevent the Release or threat of a Release or minimize the further Release of pollutants, or (c) investigate and determine if a remedial response is needed and to design such a response and any post-remedial investigation, monitoring, operation, and maintenance and care.

     "REPLACEMENT  LENDER"  has  the  meaning  set  forth  in  SECTION  15.2(a).
                                                               ----------------

     "REPORT"  has  the  meaning  set  forth  in  SECTION  16.17.
                                                  --------------

     "REQUIRED AVAILABILITY" means Excess Availability in an amount of not less than $10,000,000.00.

     "REQUIRED LENDERS" means, at any time, (a) Agent, and (b) Lenders whose aggregate Pro Rata Shares (calculated under clause (d) of the definition of Pro Rata Shares) equal or exceed 66.67%.

     "RESERVE PERCENTAGE" means, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

     "RESERVE REPORT" means the Initial Reserve Report and any other report delivered pursuant to SECTION 6.2, in form and substance satisfactory to the
                         ------------
Agent, prepared at the sole cost and expense of the Borrower by the Approved Engineer, which shall evaluate the oil and gas reserves attributable to the Hydrocarbon Interests owned directly by Borrower, its Subsidiaries, the LLC and the Partnerships, as of the immediately preceding January 1 or July 1. Each Reserve Report shall set forth volumes, projections of the future rate of production, Hydrocarbon prices, escalation rates, discount rate assumptions, and net proceeds of production, present value of the net proceeds of production, estimated costs of Remedial Action, operating expenses and capital expenditures, in each case based upon updated economic assumptions reasonably acceptable to the Agent.

     "REVOLVER COMMITMENT" means, with respect to each Lender, its Revolver Commitment, and, with respect to all Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on SCHEDULE C-1 or on the signature page of the
                              -------------
Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of SECTION 14.1.
                                                                   ------------

     "REVOLVER USAGE" means, as of any date of determination, the sum of (a) the then extant amount of outstanding Advances, plus (b) the then extant amount of the Letter of Credit Usage.

     "RISK PARTICIPATION LIABILITY" means, as to each Letter of Credit, all reimbursement obligations of Borrower to the Issuing Lender with respect to an L/C Undertaking, consisting of (a) the amount available to be drawn or which may become available to be drawn, (b) all amounts that have been paid by the Issuing Lender to the Underlying Issuer to the extent not reimbursed by Borrower, whether by the making of an Advance or otherwise, and (c) all accrued and unpaid interest, fees, and expenses payable with respect thereto.

     "SEC" means the United States Securities and Exchange Commission and any successor thereto.

     "SECURITIES ACCOUNT" means a "securities account" as that term is defined in the Code.

     "SECURITY DOCUMENTS" means the Mortgages, the Partnership Pledge Agreements, the Borrower's Security Agreement, the LLC Pledge Agreement and all other security documents hereafter delivered to Agent granting a Lien on any asset of any Person to secure the Obligations.

     "SETTLEMENT AGREEMENT" means that certain Settlement Agreement dated as of February 24, 2004 by and among Borrower, MacKay Shields LLC, a Delaware limited liability company, Debt Strategies Fund, Inc., a Maryland corporation, Merrill Lynch High Current Income Fund, a series of Merrill Lynch Variable Series Funds, Inc., a New Jersey corporation, High Income Portfolio, a series of Merrill Lynch Bond Fund, Inc., a Maryland corporation, Senior High Income Portfolio, Inc., a Maryland corporation, High Yield Portfolio, a series of Merrill Lunch Series Fund, Inc., a New Jersey corporation, Income Strategies Portfolio, a series of Merrill Lunch Global Investment Series, a Luxembourg entity, and U.S. High Yield Fund, a series of Merrill Lynch International Investments Funds, a Luxembourg entity (collectively, the "NOTEHOLDERS").

     "SOLVENT" means, with respect to any Person on a particular date, that such Person is not insolvent (as such term is defined in the Uniform Fraudulent Transfer Act).

     "STOCK" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

     "SUBSIDIARY" of a Person means a corporation, limited liability company, or other entity (other than Partnerships) in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, limited liability company, or other entity.

     "SUBORDINATED NOTES" means the 9.50% Senior Subordinated Notes due 2007 issued by Energy Corporation of America in the amount of $200,000,000.

     "SUBORDINATION AGREEMENT" means an agreement executed by a Person holding or having the right to a Lien on any Collateral subordinating such Lien to the Agent's Liens, all in form, scope, and substance satisfactory to Agent.

     "SWING LENDER" means Foothill or any other Lender that, at the request of Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become the Swing Lender under SECTION 2.3(d).
                                       ---------------

     "SWING  LOAN"  has  the  meaning  set  forth  in  SECTION  2.3(d)(i).
                                                       ------------------

     "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "TERM  LOAN"  has  the  meaning  set  forth  in  SECTION  2.2.
                                                      ------------

     "TERM  LOAN  AMOUNT"  means  $50,000,000.

     "TERM LOAN COMMITMENT" means, with respect to each Lender, its Term Loan Commitment, and, with respect to all Lenders, their Term Loan Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on SCHEDULE C-1 or in the Assignment and Acceptance
                              -------------
pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of SECTION 14.1.
                                       -------------

    "TOTAL COMMITMENT" means, with respect to each Lender, its Total Commitment, and, with respect to all Lenders, their Total Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on SCHEDULE C-1 attached hereto or on the signature page of the
             -------------
Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignment made in accordance with the provisions of SECTION 14.1.
                                                                   ------------

     "TOTAL PROVED DEVELOPED PRODUCING RESERVES" means the Proved Developed Producing Reserves of the Partnerships and the LLC and the Proved Developed
Producing  Reserves  of  the  Pledging  Subsidiaries.

     "TOTAL USAGE" means, as of any date of determination, the sum of (a) the then extant amount of outstanding Advances, plus (b) the then extant amount of the Letter of Credit Usage, plus (c) the then extant amount of the Term Loan.

     "TOTAL VALUE" means an amount equal to the sum of (a) with respect to the LLC and each Partnership, the PV-10 Value of the Eligible Proved Developed Producing Reserves of the Partnerships and the LLC multiplied (i) in the case of the Partnerships, by the general partnership interest of the applicable Pledging Subsidiary in such Partnership, and (ii) in the case of the LLC by the membership interest of A&W in the LLC plus (b) with respect to the Pledging Subsidiaries, the PV-10 Value of the Eligible Proved Developed Producing Reserves of the Pledging Subsidiaries.

     "UNDERLYING ISSUER" means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of Lender for the benefit of Borrower.

     "UNDERLYING LETTER OF CREDIT" means a letter of credit that has been issued by an Underlying Issuer.

     "UNITED  STATES"  means  the  United  States  of  America.

     "UNRESTRICTED SUBSIDIARY" has the meaning assigned that term in the Indenture as in effect on the date of this Agreement.

     "VOIDABLE  TRANSFER"  has  the  meaning  set  forth  in  SECTION  17.7.
                                                              -------------

     "WELLS" means any existing oil or gas well which is producing Hydrocarbons from the Mortgaged Properties.

     "WELLS FARGO" means Wells Fargo Bank, National Association, a national banking association.

1.2     ACCOUNTING  TERMS.  All accounting terms not specifically defined herein
        -----------------
shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

1.3     CODE.  Any  terms  used  in  this Agreement that are defined in the Code
        ----
shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 shall govern.

1.4     CONSTRUCTION.  Unless  the  context  of this Agreement or any other Loan
        ------------
Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan
Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of this Agreement. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

1.5     SCHEDULES  AND  EXHIBITS.  All of the schedules and exhibits attached to
        ------------------------
this  Agreement  shall  be  deemed  incorporated  herein  by  reference.

2.     LOAN  AND  TERMS  OF  PAYMENT

2.1     REVOLVER  ADVANCES.
        ------------------

     (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("ADVANCES") to Borrower in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage, or (ii) the Borrowing Base then in effect less the Letter of Credit Usage. For purposes of this Agreement and subject to the provisions of SECTION 2.16of this Agreement, "Borrowing Base," as
                             ------------
of  any  date  of  determination,  shall  mean  the  result  of:

(w) an amount equal to 60% of the PV-10 Value of the Eligible Proved Developed Producing Reserves of the Pledging Subsidiaries directly owned by the Pledging Subsidiaries, as reflected in the most recent report delivered in accordance with SECTION 6.2, plus
                       ------------

(x) an amount with respect to each Partnership equal to 60% of the PV-10 Value of the Eligible Proved Developed Producing Reserves directly owned by such Partnership multiplied by the general partnership interest of the Pledging Subsidiary in such partnership, plus

(y) an amount with respect to the LLC equal to 60% of the PV-10 Value of the Eligible Proved Developed Producing Reserves directly owned by the LLC multiplied by the membership interest of A&W in the LLC, minus

(z) the sum of (i) the Bank Products Reserves, and (ii) the aggregate amount of reserves, if any, established by Lender under SECTION 2.1(b).
                                                          ---------------

(b)     Anything  to the contrary in this SECTION 2.1 notwithstanding, the Agent
                                          -----------
shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent, in its Permitted Discretion, shall deem necessary or appropriate against the Borrowing Base including, but not limited to, reserves based upon (i) past due or accrued taxes or other governmental charges including ad valorem, personal property, production, severance, and other taxes which may have priority over the Liens or security interests of Agent in the Collateral;
(ii) Liens relating to the Collateral in favor of third Persons; (iii) deposits which are due or scheduled to become due during the immediately following 180 day period under deposit, escrow or other arrangements concerning costs, expenses and liabilities relating to the plugging and abandonment of the Borrowing Base Properties; (iv) estimates of present or future operating costs and expenses, royalty and overriding payments and other costs and expenses associated with the maintenance and operation of the Borrowing Base Properties;
(v) estimates of present and future costs, expenses, deposits and liabilities related to the plugging and abandonment of the Borrowing Base Properties (net of the amount thereof which has been taken into account in the most recent Reserve Report), (vi) without duplication of the foregoing, amounts owing by Borrower, any of its Subsidiaries, the LLC or the Partnerships to any Person to the extent secured by a Lien on, or trust (constructive or otherwise) over, any of the Collateral (including proceeds thereof or collections from the sale of Hydrocarbons or Hydrocarbon Interests which may from time to time come into the possession of Agent or the Lender Group or its agents), which Lien or trust, in the determination of Agent, has a reasonable possibility of having a priority superior to the Agent's Liens (such as landlord liens, ad valorem taxes, production taxes, severance taxes, sales taxes, collections attributable to the sale of Hydrocarbons or Hydrocarbon Interests of Persons other than Borrower or any of its Subsidiaries) in and to such item of Collateral, proceeds or collection, and (vii) Hydrocarbon Interest Hedging Agreement Reserves.

(c) The Lenders with Revolver Commitments shall have no obligation to make additional Advances hereunder to the extent such additional Advances would cause the Revolver Usage to exceed the Maximum Revolver Amount.

(d) Amounts borrowed pursuant to this Section may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

2.2     TERM  LOAN.  Subject  to  the terms and conditions of this Agreement, on
        ----------
the Closing Date each Lender with a Term Loan Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the "TERM LOAN") to Borrower in an amount equal to such Lender's Pro Rata Share of the Term Loan Amount. The Term Loan shall be repaid on the following dates and in the following amounts:



     Date. . .     Installment Amount
-------------     -------------------
July 10, 2005     $         1,000,000
-------------     -------------------
July 10, 2006     $         1,000,000
-------------     -------------------
July 10, 2007     $         1,000,000
-------------     -------------------

THE OUTSTANDING UNPAID PRINCIPAL BALANCE AND ALL ACCRUED AND UNPAID INTEREST UNDER THE TERM LOAN SHALL BE DUE AND PAYABLE ON THE DATE OF TERMINATION OF THIS AGREEMENT, WHETHER BY ITS TERMS, BY PREPAYMENT, OR BY ACCELERATION. ALL AMOUNTS OUTSTANDING UNDER THE TERM LOAN SHALL CONSTITUTE OBLIGATIONS.

2.3     BORROWING  PROCEDURES.
        ---------------------
(a)     PROCEDURE FOR BORROWING.  Each Borrowing shall be made by an irrevocable
        -----------------------
     written request by an Authorized Person delivered to Agent. Such notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding Date specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that in the case of a request for a Swing
                    --------  -------
Loan in an amount of $5,000,000.00, or less, such notice will be timely received if it is received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date) specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day. At Agent's election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time. In such circumstances, Borrower agrees that any such telephonic notice will be confirmed in writing within 24 hours of the giving of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request.

(b)     AGENT'S  ELECTION.  Promptly  after receipt of a request for a Borrowing
        -----------------
pursuant  to  SECTION  2.3(a), Agent shall elect, in its discretion, (i) to have
              ---------------
the  terms  of  SECTION 2.3(c) apply to such requested Borrowing, or (ii) if the
                --------------
Borrowing is for an Advance, to request Swing Lender to make a Swing Loan pursuant to the terms of SECTION 2.3(d) in the amount of the requested
                              ---------------
Borrowing;  provided,  however,  that  if  Swing  Lender  declines  in  its sole
            --------   -------
discretion to make a Swing Loan pursuant to SECTION 2.3(d), Agent shall elect to
                                            --------------
     have  the  terms  of  SECTION  2.3(c)  apply  to  such requested Borrowing.
                           ---------------

(c)     MAKING  OF  LOANS.
        -----------------
(i)     In  the  event  that Agent shall elect to have the terms of this SECTION
                                                                         -------
2.3(c)  apply  to  a  requested  Borrowing  as described in SECTION 2.3(b), then
  ----                                                      --------------
promptly  after receipt of a request for a Borrowing pursuant to SECTION 2.3(a),
  ---                                                            --------------
Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto. After Agent's receipt of the proceeds of such Advances (or the Term Loan, as applicable), upon satisfaction of the conditions precedent set forth in SECTION 3 hereof, Agent shall make the proceeds thereof available
               ---------
to Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to Borrower's Designated Account; provided, however, that, subject to the provisions of SECTION 2.3(i), Agent
--------   -------                                         --------------
shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance (or its portion of the Term Loan) if Agent shall have actual knowledge that (1) one or more of the applicable conditions precedent set forth in SECTION 3 will not be satisfied on the requested Funding Date for the
    ----------
applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.

(ii) Unless Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least 1 Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrower the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender's Advance (or portion of the Term Loan, as applicable) on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Borrower of such failure to fund and, upon demand by Agent, Borrower shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances (or portion of the Term Loan, as applicable) composing such Borrowing. The failure of any Lender to make any Advance (or portion of the Term Loan, as applicable) on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance (or portion of the Term Loan, as applicable) on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance (or portion of the Term Loan, as applicable) to be made by such other Lender on any Funding Date.

(iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Agent for the Defaulting Lender's benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender's Advance was funded by the other members of the Lender Group)
     or, if so directed by Borrower and if no Default or Event of Default has occurred and is continuing (and to the extent such Defaulting Lender's Advance was not funded by the Lender Group), retain same to be re-advanced to Borrower as if such Defaulting Lender had made Advances to Borrower. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrower for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this
Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent, and Borrower shall have waived such Defaulting Lender's default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other
Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrower of its duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance Agreement in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations (other than Bank Product
Obligation, but including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever; provided further, however, that any such assumption of the Commitment of such
--------  -------   -------
Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Group's or Borrower's rights or remedies against any such Defaulting
Lender  arising  out  of  or  in  relation  to  such  failure  to  fund.

(d)     MAKING  OF  SWING  LOANS.
        ------------------------

(i) In the event Agent shall elect, with the consent of Swing Lender, as a Lender, to have the terms of this SECTION 2.3(d) apply to a requested Borrowing
                                   --------------
as described in SECTION 2.3(b), Swing Lender as a Lender shall make such Advance
                --------------
in the amount of such Borrowing (any such Advance made solely by Swing Lender as a Lender pursuant to this SECTION 2.3(d) being referred to as a "SWING
                                    --------------
LOAN" and such Advances being referred to collectively as "SWING LOANS") available to Borrower on the Funding Date applicable thereto by transferring immediately available funds to Borrower's Designated Account. Each Swing Loan shall be deemed to be an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that no such Swing Loan shall be eligible to be a LIBOR Rate Loan and all payments on any Swing Loan shall be payable to Swing Lender as a Lender solely for its own account (and for the account of the holder of any participation interest with respect to such Swing Loan). Subject to the provisions of SECTION 2.3(i), Agent shall not
                                                 --------------
request Swing Lender as a Lender to make, and Swing Lender as a Lender shall not make, any Swing Loan if Agent has actual knowledge that (i) one or more of the applicable conditions precedent set forth in SECTION 3 will not be satisfied on
                                              ---------
the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender as a Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in SECTION 3
                                                                       ---------
have been satisfied on the Funding Date applicable thereto prior to making, in its sole discretion, any Swing Loan.

(ii) The Swing Loans shall be secured by the Agent's Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

(e)     AGENT  ADVANCES.
        ---------------

(i) Agent hereby is authorized by Borrower and the Lenders, from time to time in Agent's sole discretion, (1) after the occurrence and during the continuance of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in SECTION 3 have not been
                                                         ---------
satisfied, to make Advances to Borrower on behalf of the Lenders that Agent, in its Permitted Discretion deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of repayment of the Obligations, or (C) to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees, and expenses described in SECTION 10 (any of the
                                                          ----------
Advances  described  in  this  SECTION  2.3(e)  shall  be  referred to as "AGENT
                               ---------------
ADVANCES"). Each Agent Advance is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that no such Agent Advance shall be eligible to be a LIBOR Rate Loan and all payments thereon shall be payable to Agent solely for its own account (and for the account of the holder of any participation interest with respect to such Agent Advance).

(ii) The Agent Advances shall be repayable on demand and secured by the Agent's Liens granted to Agent under the Loan Documents, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

(f)     SETTLEMENT.  It  is  agreed  that  each  Lender's  funded portion of the
        ----------
Advances is intended by the Lenders to equal, at all times, such Lender's Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Advances, the Swing Loans, and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

(i) Agent shall request settlement ("SETTLEMENT") with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent, (1) on behalf of Swing Lender, with respect to each outstanding Swing Loan, (2) for itself, with respect to each Agent Advance, and (3) with respect to Collections received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the "SETTLEMENT DATE"). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing Loans, and Agent Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including SECTION 2.3(c)(iii)): (y) if a Lender's
                                        -------------------
balance of the Advances (including Swing Loans and Agent Advances) exceeds such Lender's Pro Rata Share of the Advances (including Swing Loans and Agent Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to the account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans and Agent Advances) and (z) if a Lender's balance of the Advances, Swing Loans, and Agent Advances is less than such Lender's Pro Rata Share of the Advances (including Swing Loans and Agent Advances) as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to the Agent's Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Swing Loans, and Agent Advances. Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loan or Agent Advance and, together with the portion of such Swing Loan or Agent Advance representing Swing Lender's Pro Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.
(ii) In determining whether a Lender's balance of the Advances, Swing Loans, and Agent Advances is less than, equal to, or greater than such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrower and allocable to the Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Lender after such application, such net amount shall be distributed by Agent to that Lender as part of such next Settlement.

(iii) Between Settlement Dates, Agent, to the extent no Agent Advances or Swing Loans are outstanding, may pay over to Swing Lender any payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender's Pro Rata Share of the Advances. If, as of any Settlement Date, Collections received since the then immediately preceding Settlement Date have been applied to Swing Lender's Pro Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Advances of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Agent Advances, and each Lender (subject to the effect of agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.

(g)     NOTATION.  Agent  shall  record on its books the principal amount of the
        --------
Advances (or portion of the Term Loan, as applicable) owing to each Lender, including the Swing Loans owing to Swing Lender, and Agent Advances owing to Agent, and the interests therein of each Lender, from time to time and such records shall, absent manifest error, conclusively be presumed to be correct and accurate. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Advances (or portion of the Term Loan, as applicable) in its books and records, including computer records, such books and records constituting conclusive evidence, absent manifest error, of the accuracy of the information contained therein. There shall be no promissory notes evidencing the payment obligations of Borrower to Lenders.

(h)     LENDERS'  FAILURE  TO PERFORM.  All Advances (other than Swing Loans and
        -----------------------------
Agent Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

(i)  OPTIONAL  OVERADVANCES.  Any  contrary  provision  of  this  Agreement
     ----------------------
notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrower notwithstanding that an Overadvance exists or thereby would be created, so long as (i) after giving effect to such Advances (including a Swing Loan), the outstanding Revolver Usage does not exceed the Borrowing Base by more than $5,000,000.00, (ii) after giving effect to such Advances (including a  Swing  Loan)  the  outstanding  Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount, and (iii) at the time of the making of any such Advance (including a Swing Loan), Agent does not believe, in good faith, that the Overadvance created by such Advance will be outstanding for more than 90 days. The foregoing provisions are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrower in any way. The Advances and Swing Loans, as applicable, that are made pursuant to this SECTION 2.3(i) shall be subject to the same terms and conditions as any
         --------------
other Advance or Swing Loan, as applicable, except that they shall not be eligible for the LIBOR Option and the rate of interest applicable thereto shall be the rate applicable to Advances that are Base Rate Loans under SECTION 2.6(c)
                                                                  --------------
hereof without regard to the presence or absence of a Default or Event of Default.

(i) In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by the preceding paragraph, regardless of the amount of, or reason for, such excess, Agent shall notify Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders with Revolver Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrower and intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrower to an amount permitted by the preceding paragraph. In the event Agent or any Lender disagrees over the terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders.

(ii) Each Lender with a Revolver Commitment shall be obligated to settle with Agent as provided in SECTION 2.3(f) for the amount of such Lender's Pro Rata
                         --------------
Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this SECTION 2.3(i), and any
                                                         --------------
Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

2.4     PAYMENTS.
        --------

(a)     PAYMENTS  BY  BORROWER.
        ----------------------

(i) Except as otherwise expressly provided herein, all payments by Borrower shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Agent later than 11:00 a.m. (California time), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

(ii) Unless Agent receives notice from Borrower prior to the date on which any payment is due to the Lenders that Borrower will not make such payment in full as and when required, Agent may assume that Borrower has made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrower does not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

(b)     APPORTIONMENT  AND  APPLICATION.
        -------------------------------

(i) Except as otherwise provided with respect to Defaulting Lenders and except as otherwise provided in the Loan Documents (including letter agreements between Agent and individual Lenders), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and payments of fees and expenses (other than fees or expenses that are for Agent's separate account, after giving effect to any letter agreements between Agent and individual Lenders) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee relates. All payments shall be remitted to Agent and all such payments (other than payments received while no Default or Event of Default has occurred and is continuing and which relate to the payment of principal or interest of specific Obligations or which relate to the payment of specific fees), and all proceeds of Accounts or other Collateral received by Agent, shall be applied as follows:

     (A)  first,  to  pay  any Lender Group Expenses then due to Agent under the
          -----
          Loan  Documents,  until  paid  in  full,


     (B)  second, to pay any Lender Group Expenses then due to the Lenders under
          ------
          the  Loan  Documents,  on  a  ratable  basis,  until  paid  in  full,


     (C)  third,  to  pay any fees then due to Agent (for its separate accounts,
           -----
          after giving effect to any letter agreements between Agent and the individual Lenders) under the Loan Documents until paid in full,


     (D)  fourth,  to  pay any fees then due to any or all of the Lenders (after
          ------
          giving effect to any letter agreements between Agent and individual Lenders) under the Loan Documents, on a ratable basis, until paid in full,

     (E) fifth, to pay interest due in respect of all Agent Advances, until paid
         -----
         in  full,

     (F)  sixth,  ratably  to pay interest due in respect of the Advances (other
           -----
           than Agent Advances), the Swing Loans, and the Term Loan until paid in full,

     (G) seventh, to pay the principal of all Agent Advances until paid in full,
         -------

     (H)  eighth,  ratably  to  pay  all  principal amounts then due and payable
          ------
         (other than as a result of an acceleration thereof) with respect to the Term Loan until paid in full,

     (I)  ninth,  to  pay  the  principal of all Swing Loans until paid in full,
          -----

     (J)  tenth,  so long as no Event of Default has occurred and is continuing,
           -----
          and  at Agent's election (which election Agent agrees will not be made if  an  Overadvance would be created thereby), to pay amounts then due and  owing  in respect of Bank Product Obligations until paid in full,

     (K)  eleventh,  so  long  as  no  Event  of  Default  has  occurred  and is
          --------
          continuing, to pay the principal of  all  Advances until paid in full,

     (L) twelfth, so long as no Event of Default has occurred and is continuing,
         -------
         to  pay  any  other  Obligations  until  paid  in  full,

     (M)  thirteenth,  if an Event of Default has occurred and is continuing, to
          ----------
          pay amounts to Agent, to be held by Agent, for the benefit of the Bank Product Providers, as cash collateral in an amount up to the amount determined by Agent in its Permitted Discretion as the amount necessary to secure the Bank Product Obligations,

     (N)  fourteenth,  if  an  Event  of Default has occurred and is continuing,
          ----------
          ratably (i) to pay the principal of all Advances until paid in full, and (ii) to Agent, to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage until paid in full,

     (O)  fifteenth,  if  an Event of Default has occurred and is continuing, to
         ---------
          pay the outstanding principal balance of the Term Loan (in the inverse order of the maturity of the installments due thereunder) until the Term Loan is paid in full,

     (P)  sixteenth,  if  an Event of Default has occurred and is continuing, to
          ---------
          pay  any  other  Obligations,  and

     (Q)  seventeenth,  to  Borrower  (to be wired to the Designated Account) or
          -----------
          such  other  Person  entitled  thereto  under  applicable  law.

          (ii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in SECTION 2.3(f).
                                  ---------------

          (iii) In each instance, so long as no Default or Event of Default has occurred and is continuing, SECTION 2.4(b) shall not be deemed to
                                          --------------
          apply to any payment made by Borrower to Agent specified by Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

          (iv) For purposes of the foregoing, "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not any of the foregoing would be or is allowed or disallowed in whole or in part  in  any  Insolvency  Proceeding.

          (v) In the event of a direct conflict between the priority provisions of this SECTION 2.4 and other provisions contained in any other Loan
                   ------------
          Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this SECTION 2.4 shall
                                                               ------------
          control  and  govern.

2.5     OVERADVANCES.  If  at  any  time  or  for  any  reason,  the  amount of
         ------------
Obligations (other than Bank Product Obligations) owed by Borrower to the Agent and the Lender Group pursuant to SECTIONS 2.1, 2.2 AND 2.12 is greater than an
                                   --------------------------
amount equal to the lower of (a) the Maximum Loan Amount, or (b) the then current Borrowing Base (an "OVERADVANCE"), Borrower, within five (5) Business Days from the date of each such occurrence, shall notify the Agent that Borrower shall take one of the following actions:

(a) execute and deliver, and/or cause the Pledging Subsidiaries or any other Subsidiary to execute and deliver to the Agent within sixty (60) days from and after the date of the occurrence of such Overadvance, supplemental or additional Mortgages, in form and substance satisfactory to the Agent and its counsel, securing payment of the Obligations and covering Oil and Gas Properties directly owned by Borrower, the Pledging Subsidiaries or such other Subsidiary which are not then covered by any Loan Document and which are of a type and nature satisfactory to the Agent, and having a value (as determined by the Agent in its sole discretion), in addition to other Oil and Gas Properties already subject to a Mortgage, sufficient to eliminate the Overadvance, all as more particularly described in SECTIONS 6.21(c) AND d); or
                             --------------------------

(b) make a payment with respect to the Obligations, in an aggregate principal amount sufficient to eliminate such Overadvance within ten (10) days after the date of the occurrence of such Overadvance (and the Borrower shall make such payment within such ten-day period).

If the Borrower shall elect to execute and deliver, and/or to cause the Pledging Subsidiaries or any other Subsidiary to execute and deliver supplemental or additional Security Documents to the Agent pursuant to CLAUSE (A), it shall
                                                            ----------
provide the Agent with descriptions of the additional assets to be mortgaged (together with current valuations, engineering reports, Security Documents described  in  CLAUSE  (A)  and  title  evidence  applicable  thereto  and other
               -----------
documents including opinions of counsel, each of which shall be in form and substance reasonably satisfactory to the Agent) within sixty (60) days after the date of the occurrence of such Overadvance. Such supplemental or additional Security Documents shall be subject to the terms of SECTION 6.21. If the
                                                           ------------
Borrower fails to give the required notice that it shall take any of the actions described in this SECTION 2.5 within such five (5) Business Day period or take
                    -----------
the  applicable  action in SUBCLAUSES (A) or (B) above within such sixty (60) or
                           --------------    ---
ten (10) day (as applicable) period, in each case from and after the date of the occurrence of the Overadvance, then without any necessity for notice to the Borrower or any other person, the Borrower shall become obligated immediately to pay Obligations in an aggregate principal amount equal to the applicable Overadvance.

2.6     INTEREST  RATES  AND  LETTER  OF  CREDIT  FEE:  RATES,  PAYMENTS,  AND
          ----------------------------------------------------------------------
CALCULATIONS.
------------

(a)     INTEREST  RATES.  Except  as  provided  in  clause  (c)  below,  all
        ---------------
Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows: (i) if the relevant Obligation is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR
     Rate plus the Applicable Margin, (ii) if the relevant Obligation is a Base Rate Loan, at a per annum rate equal to the Base Rate plus the Applicable Margin, and (iii) otherwise, at a per annum rate equal to the Base Rate plus the Applicable Rate Margin for Base Rate Loans.

(b)     LETTER  OF  CREDIT  FEE.  Borrower  shall  pay  Agent (for the ratable
        -----------------------
benefit of the Lenders with a Revolver Commitment, subject to any letter agreement between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in SECTION
                                                                         -------
2.12(E))  which  shall accrue at a rate equal to 2.25% per annum times the Daily
-------
Balance  of  the  undrawn  amount  of  all  outstanding  Letters  of  Credit.

(c)     DEFAULT  RATE.  Upon  the occurrence and during the continuation of an
        -------------
Event  of  Default  (and  at  the  election  of  Agent or the Required Lenders),

(i) all Obligations (except for undrawn Letters of Credit and Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 4 percentage points above the per annum rate otherwise applicable hereunder, and

(ii) the Letter of Credit fee provided for above shall be increased to 4 percentage points above the per annum rate otherwise applicable hereunder.

(d)     PAYMENT.  Except  as  provided  to  the  contrary  in  SECTION 2.11 or
          -------                                              ------------
SECTION  2.13(a),  interest,  Letter  of Credit fees, and all other fees payable
----------------
hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrower hereby authorizes Agent, from time to time, without prior notice to Borrower, to charge all interest and fees (when due and payable), all Lender Group Expenses (as and when incurred), all charges, commissions, fees, and costs provided for in
SECTION  2.12(e)  (as and when accrued or incurred), all fees and costs provided
----------------
for in SECTION 2.11 (as and when accrued or incurred), and all other payments as
       ------------
and when due and payable under any Loan Document (including the amounts due and payable with respect to the Term Loan and including any amounts due and payable to the Bank Product Providers in respect of Bank Products up to the amount of the then extant Bank Products Reserve) to Borrower's Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrower's Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans hereunder.

(e)     COMPUTATION.  All  interest  and  fees  chargeable  under  the  Loan
        -----------
Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

(f)     INTENT  TO  LIMIT  CHARGES  TO  MAXIMUM LAWFUL RATE.  Borrower and the
        ---------------------------------------------------
Lender Group hereby agree and stipulate that the only charges imposed upon Borrower for the use of money in connection with this Agreement are and shall be the specific interest and fees described in this Article 2 and in any other Loan Document. Notwithstanding the foregoing, Borrower and the Lender Group further agree and stipulate that all agency fees, syndication fees, facility fees, underwriting fees, default charges, late charges, funding or "breakage" charges, increased cost charges, the Applicable Prepayment Premium, "float" or "clearance" charges, attorneys' fees and reimbursement for costs and expenses paid by the Agent or the Lender Group to third parties or for damages incurred by the Agent or the Lender Group are charges to compensate the Agent and the Lender Group for underwriting and administrative services and costs or losses performed or incurred, and to be performed and incurred, by the Agent and the Lender Group in connection with this Agreement and the other Loan Documents. In no event shall the amount of interest and other charges for the use of money payable under this Agreement exceed the maximum amounts permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and other charges for the use of money and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if the amount of such interest and other charges for the use of money or manner of payment exceeds the maximum amount allowable under applicable law, then, ipso facto as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

2.7     CASH  MANAGEMENT.
         ----------------

(a)     Borrower  shall (i) establish and maintain cash management services of a type and on terms satisfactory to Agent at one or more of the banks set forth on SCHEDULE 2.7(a) (each a "CASH MANAGEMENT BANK"), and shall request in writing
   ---------------
and otherwise take such reasonable steps, if necessary, to ensure that all Account Debtors of Borrower and the Pledging Subsidiaries, forward payment of the amounts owed by them directly to such Cash Management Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Collections (including those sent directly by Account Debtors to a Cash Management Bank) into a bank account subject to a Control Agreement (a "CASH MANAGEMENT ACCOUNT") at one of the Cash Management Banks.

(b) Each Cash Management Bank shall establish and maintain Cash Management Agreements with Agent and Borrower, in form and substance acceptable to Agent. Each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Cash Management Account and proceeds thereof are held by such Cash Management Bank as agent or bailee-in-possession for Agent, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) upon notice from Agent under such Cash Management Agreement, the Cash Management Bank will immediately thereafter, until notified to the contrary in writing by the Agent, forward by daily sweep
(aa) an amount equal to seventeen and one-half percent (17.5%) (the "Borrower's Estimated Percentage") of all amounts deposited in the applicable Cash Management Account to the Agent's Account and (bb) an amount equal to the remaining eighty-two and one-half percent (82.5%) of all other amounts deposited in the applicable Cash Management Account to Eastern American's account no. 251-090-7 at Harris Bank.

(c) So long as no Default or Event of Default has occurred and is continuing, Borrower may amend SCHEDULE 2.7(a) to add or replace a Cash
                                   ----------------
Management  Bank  or  Cash  Management Account; provided, however, that (i) such
                                                --------  -------
prospective Cash Management Bank shall be satisfactory to Agent and Agent shall have consented in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Cash Management Account, Borrower and such prospective
Cash Management Bank shall have executed and delivered to Agent a Cash Management Agreement. Borrower shall close any of their Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or Agent's liability under any Cash Management Agreement with such Cash Management Bank is no longer acceptable in Agent's reasonable judgment.

(d) The Cash Management Accounts shall be cash collateral accounts, with Borrower's ownership interest in all cash, checks and similar items of payment in such accounts securing payment of the Obligations, and in which Borrower is hereby deemed to have granted a Lien to Agent.

(e) Agent shall be entitled to deliver and maintain the notice of cash transfer ("CASH TRANSFER NOTICE") provided for in clause (iii) of SECTION 2.7(b)
                                                                  --------------
at any time, in the Agent's sole and absolute discretion, that either (i) an Event of Default has occurred and is continuing, or (ii) the Excess Availability is Five Million Dollars ($5,000,000) or less (each such time period a "CASH SWEEP PERIOD"). Once a Cash Sweep Period has been established by Agent it shall remain in effect until the conditions giving rise to such Cash Sweep Period no longer exist and Borrower has delivered to Agent a certificate to such effect requesting a termination of such Cash Sweep Period.

(f) During any Cash Sweep Period, Borrower shall on a monthly basis deliver to Agent a report (each a "MONTHLY FUNDS OWNERSHIP REPORT") reflecting
(i) the actual percentage of ownership by Borrower, the Pledging Subsidiaries, the LLC and the Partnerships of all funds derived from the Borrowing Base Properties deposited to all Cash Management Banks during the preceding monthly time period and (ii) the aggregate amount of such deposits (i.e., the ownership percentage of Borrower, the Pledging Subsidiaries and the Pledging Subsidiaries in the LLC and the Partnerships for such month expressed as a decimal multiplied by the aggregate amount of all deposits to all Cash Management Banks during such month the "BORROWER'S MONTHLY DEPOSIT") in the Cash Management Account.

(g) In the event a Monthly Funds Ownership Report reflects that during a Cash Sweep Period Borrower's Estimated Percentage has resulted in deposits to the Agent's Account during the preceding month in excess of the Borrower's Monthly Deposit for such month, Agent shall, upon request of Borrower, within five (5) Business Days, return to Borrower's control by wire transfer to the Designated Account an amount equal to the positive difference between the Borrower's Monthly Deposit for such month and the aggregate deposits to the Agent's Account during such monthly time period.

(h) In the event a Monthly Funds Ownership Report reflects that during a Cash Sweep Period Borrower's Estimated Percentage has resulted in deposits to the Agent's Account during the preceding month of less than the Borrower's Monthly Deposit for such month, Agent shall promptly, in accordance with SECTION
                                                                         -------
2.3(e) of this Agreement, make an Advance for the account of Borrower to be
------
credited to the Agent's Account in an amount equal to the positive excess of the Borrower's Monthly Deposit for such month over the amount deposited to Agent's Account for such month as a result of the Borrower's Estimated Percentage.

2.8     CREDITING  PAYMENTS;  COLLECTION FEE.  The receipt of any payment item
          ------------------------------------
by Agent (whether from transfers to Agent by the Cash Management Banks pursuant to the Cash Management Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Agent's Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. As consideration for Agent's processing of all Collections, from and after the Closing Date, Agent shall be entitled to charge Borrower a collection fee in the amount of $1500 a month (the "COLLECTION FEE"). The Collection Fee is acknowledged by the parties to constitute an integral aspect of the pricing of the financing of Borrower and shall apply irrespective of whether or not there are any outstanding monetary Obligations. The parties acknowledge and agree that the economic benefit of the foregoing provisions of this SECTION 2.8 shall
                                                               -----------
be  for  the  exclusive  benefit  of  Agent.

2.9     DESIGNATED ACCOUNT.  Agent is authorized to make the Advances, and the
          ------------------
     Term Loan, and Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to SECTION 2.6(d). Borrower agrees to establish and maintain the
              ---------------
Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Borrower, any Advance, Agent Advance, or Swing Loan requested by Borrower and made by Agent or the Lenders hereunder shall be made to the Designated Account.

2.10    MAINTENANCE  OF  LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS.  Agent shall
          --------------------------------------------------------
maintain an account on its books in the name of Borrower (the "LOAN ACCOUNT") on which Borrower will be charged with the Term Loan, all Advances (including Agent Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrower or for Borrower's account, the Letters of Credit issued by Issuing Lender for Borrower's account, and with all other payment Obligations hereunder or under the other Loan Documents (except for Bank Product Obligations), including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with SECTION 2.8, the Loan Account will be credited with all payments
                -----------
received by Agent from Borrower or for Borrower's account, including all amounts received in the Agent's Account from any Cash Management Bank. Agent shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and the Lender Group unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

2.11    FEES.  Borrower  shall  pay  to  Agent the following fees and charges,
          ----
which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Lenders in accordance with the terms of letter agreements between Agent and individual Lenders:

(a)     UNUSED  LINE  FEE.  On  the first day of each month during the term of
        -----------------
this Agreement, an unused line fee in the amount equal to one-half of one percent (0.50%) per annum times the result of (a) the Maximum Loan Amount, less
(b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Term Loan that was outstanding during the immediately preceding month, plus
(iii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month,

(b)     FEE  LETTER  FEES.  As and when due and payable under the terms of the
        -----------------
Fee Letter, Borrower shall pay to Agent the fees set forth in the Fee Letter, and

(c)     AUDIT,  APPRAISAL, AND VALUATION CHARGES.  For the separate account of
          ----------------------------------------
Agent, audit, appraisal, and valuation fees and charges as follows, (i) a fee of $850 per day, per auditor, plus out-of-pocket expenses for each financial audit of Borrower performed by personnel employed by Agent, (ii) a fee of $1,500 per day per appraiser, plus out-of-pocket expenses, for each appraisal of the Collateral performed by personnel employed by Agent, and (iii) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of Borrower, to appraise the Collateral, or any portion thereof, or to assess Borrower's business valuation.

2.12     LETTERS  OF  CREDIT.
         -------------------

(a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue letters of credit for the account of Borrower (each, an "L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C UNDERTAKING") with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of Borrower. To request the issuance of a Letter of Credit, (or the amendment, renewal, or extension of an outstanding Letter of Credit), Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such Letter of Credit is to expire, the amount of such Letter of Credit, the name and address of the beneficiary thereof (or of the Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such Letter of Credit. If requested by the Issuing Lender, Borrower also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of a Letter of Credit. The Issuing Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of
Credit:

     (i) the Letter of Credit Usage would exceed the Borrowing Base less the amount of outstanding Advances, or

     (ii)  the  Letter  of  Credit  Usage  would  exceed  $5,000,000.00  or

     (iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the then extant amount of outstanding Advances.

     Borrower and the Lender Group acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall have an expiry date no later than 30 days prior to the Maturity Date and all such Letters of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Lender is obligated to advance funds under a Letter of Credit, Borrower immediately shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on the following Business Day and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under this Agreement. To the extent an L/C Disbursement is deemed to be an Advance hereunder, Borrower's obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrower pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to
SECTION  2.12(c)  to  reimburse the Issuing Lender, then to such Lenders and the
----------------
Issuing  Lender  as  their  interest  may  appear.

(b)     Promptly  following  receipt of a notice of L/C Disbursement pursuant to  SECTION  2.12(a),  each Lender with a Revolver Commitment agrees to fund its
    ----------------
Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrower had requested such Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Revolver Commitments, the Issuing Lender shall be deemed to have granted to each Lender with a Revolver Commitment, and each Lender with a Revolver Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Revolver Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrower on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrower for any reason. Each Lender with a Revolver Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share of each L/C Disbursement made by the Issuing Lender pursuant to this SECTION 2.12(b) shall be absolute and
                                          ----------------
unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in SECTION 3 hereof. If any such Lender fails to make
                           ----------
available to Agent the amount of such Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, such Lender shall be deemed to be a Defaulting Lender and Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

(c) Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with  any  Letter  of  Credit;  provided,  however,  that  Borrower shall not be
                                --------   -------
obligated hereunder to indemnify for any loss, cost, expense, or liability to the extent that it caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender's interpretations of any L/C issued by Issuing Lender to or for Borrower's account, even though this interpretation may be different from Borrower's own, and Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrower against such Underlying Issuer. Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Undertaking as a result of the Lender Group's indemnification of any Underlying Issuer; provided, however, that Borrower shall not be obligated
                     --------   -------
hereunder to indemnify for any loss, cost, expense, or liability to the extent that it caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Borrower hereby acknowledges and agrees that neither the Lender Group nor the Issuing Lender shall be responsible for delays, errors, or omissions resulting from the malfunction of equipment in connection with any Letter of Credit.

(d) Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

(e) Any and all charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Agent for the account of the Issuing Lender; it being acknowledged and agreed by Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is .825% per annum times the face amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

(f) If by reason of (i) any change after the Closing Date in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

     (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

     (ii) there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay on demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to the Base Rate Loans hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

2.13     LIBOR  OPTION.
         -------------

(a)     Interest  and  Interest  Payment  Dates.  In  lieu of having interest
           ---------------------------------------
charged at the rate based upon the Base Rate, Borrower shall have the option (the "LIBOR OPTION") to have interest on all or a portion of the Advances or the Term Loan be charged at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto (provided, however, that, subject
                                                --------  -------
to the following clauses (ii) and (iii), in the case of any Interest Period greater than 3 months in duration, interest shall be payable at 3 month intervals after the commencement of the applicable Interest Period and on the last day of such Interest Period), (ii) the occurrence of an Event of Default in consequence of which the Required Lenders or Agent on behalf thereof have elected to accelerate the maturity of all or any portion of the Obligations, or
(iii) termination of this Agreement pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrower no longer shall have the option to request that Advances or the Term Loan bear interest at a rate based upon the LIBOR Rate and Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder.

(b)     LIBOR  ELECTION.
        ---------------
     (i) Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Agent prior to 11:00 a.m. (California time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the "LIBOR DEADLINE"). Notice of Borrower's election of the LIBOR Option for a permitted portion of the Advances or the Term Loan and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by telephonic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent prior to 5:00 p.m. (California time) on the same day). Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the Lenders having a Revolver Commitment or Term Loan Commitment.

     (ii) Each LIBOR Notice shall be irrevocable and binding on Borrower. In connection with each LIBOR Rate Loan, Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense incurred by Agent or any Lender as a result of (a) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, "FUNDING LOSSES"). Funding Losses shall, with respect to Agent or any Lender, be deemed to equal the amount determined by Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert, or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of Agent or a Lender delivered to Borrower setting forth any amount or amounts that Agent or such Lender is entitled to receive pursuant to this SECTION 2.13 shall be conclusive absent manifest
                              -------------
          error.

     (iii) Borrower shall have not more than 7 LIBOR Rate Loans in effect at any given time. Borrower only may exercise the LIBOR Option for LIBOR Rate Loans of at least $5,000,000 and integral multiples of $5,000,000 in excess thereof.

(c)     PREPAYMENTS.  Borrower  may  prepay  LIBOR  Rate  Loans  at any time;
        -----------
provided,  however,  that  in the event that LIBOR Rate Loans are prepaid on any
--------   -------
date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Agent of proceeds of Borrower's and its Subsidiaries' Collections in accordance with SECTION 2.4(b) or for any other reason, including early
                    --------------
termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with clause (b)(ii) above.

(d)     SPECIAL  PROVISIONS  APPLICABLE  TO  LIBOR  RATE.
           ------------------------------------------------

     (i) The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Borrower and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under clause (b)(ii) above).

     (ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Advances or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Borrower and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrower shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

(e)     NO  REQUIREMENT  OF  MATCHED  FUNDING.  Anything  to  the  contrary
           -------------------------------------
contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if each Lender or its Participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

2.14     CAPITAL  REQUIREMENTS.  If,  after  the  date  hereof,  any  Lender
         ---------------------
determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify Borrower and Agent thereof. Following receipt of such notice, Borrower agrees to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

2.15)     INTENTIONALLY  DELETED.
          ----------------------

2.61     BORROWING  BASE.
         ---------------

(a)     DETERMINATION OF THE BORROWING BASE.  During the period from the date
        -----------------------------------
hereof to the date of the first determination of the Borrowing Base pursuant to the further provisions of this SECTION 2.16, the initial amount of
                                             ------------
the Borrowing Base will be an amount set by the Agent on the Closing Date and acknowledged by the Borrower (the "INITIAL BORROWING BASE").

(b)     ANNUAL  SCHEDULED  DETERMINATIONS  OF  THE BORROWING BASE.  Promptly
        ---------------------------------------------------------
after July 1 of each calendar year (commencing July 1, 2004), and in any event prior to September 1 of each calendar year, the Borrower shall furnish to the Agent a report in form and substance satisfactory to the Agent, prepared by an Approved Engineer, which report shall be dated as of July 1 of such calendar year and shall set forth the oil and gas reserves attributable to the Borrowing Base Properties, and a projection of the rate of production and net operating income with respect thereto, as of such date, together with additional data concerning pricing, hedging, operating costs, quantities and purchasers of production, and other information and engineering and geological data as the Agent may reasonably request. Within forty-five (45) days after receipt of such report and information and its review and approval by Agent, the Agent shall, by written notice to the Borrower, designate the new Borrowing Base available to the Borrower.

(c)     SEMI-ANNUAL  SCHEDULED  DETERMINATION  OF  THE  BORROWING  BASE.  In
        ---------------------------------------------------------------
addition, promptly after January 1 of each calendar year (commencing January 1, 2005), and in any event prior to March 1st of each calendar year, the Borrower shall furnish to Agent a report in form and substance satisfactory to the Agent, prepared (i) prior to the occurrence of an Event of Default or in the event Excess Availability is greater than $25,000,000.00, by the Borrower's petroleum engineers and (ii) after the occurrence of an Event of Default or in the event

Excess Availability is less than $25,000,000.00 by an Approved Engineer, and, in either case, reviewed and approved by Agent, which report shall be dated as of January 1 of such calendar year and shall set forth the oil and gas reserves attributable to the Borrowing Base Properties, and a projection of the rate of production and net operating income with respect thereto, as of such date, together with additional data concerning pricing, hedging, operating costs, quantities and purchasers of production, and other information and engineering and geological data as the Agent may reasonably request. Within forty-five (45) days after receipt of such report and information by Agent and its review and approval by Agent, the Agent shall, by written notice to the Borrower, designate the new Borrowing Base available to the Borrower.

(d     DISCRETIONARY  DETERMINATION OF THE BORROWING BASE.  The Agent shall
       --------------------------------------------------
have the right to redetermine the Borrowing Base at any time that the Agent, in its sole discretion, believes that there has been an adverse change in the market condition of the Energy Business or in the condition (financial or otherwise) or operations of the Borrower and its Subsidiaries. If the Agent shall elect to make a discretionary redetermination of the Borrowing Base pursuant to the provisions of this SECTION 2.16(d), the Borrower shall within
                                      ---------------
thirty (30) days of receipt of a request therefor from the Agent, deliver to the Agent such updated engineering, production, operating, and other data as the Agent or any Lender may reasonably request. The Agent shall approve and designate the new Borrowing Base in accordance with the procedures and standards described in SECTION 2.16(b) AND (g).
               --------------------------

(e)     EXCLUSIONS.  The  Agent  may  exclude  any  oil  and gas reserves or
        ----------
portion of production therefrom or any income from any other Property from the Borrowing Base, at any time, because title information is not reasonably satisfactory or such oil and gas reserves are not Mortgaged Properties.

(f)     QUARTERLY  ADJUSTMENTS.  In  addition to the re-determination of the
        ----------------------
Borrowing Base as provided above, the valuation of the oil and gas reserves set forth in the most recent Reserve Report shall be adjusted quarterly by the Agent, based upon the quarterly pricing report provided by the Borrower to the Agent pursuant to SECTION 6.2, such revaluation to be made by the Agent within
                    -----------
five (5) Business Days of its receipt of each such report, and the Agent shall promptly notify in writing the Borrower of the revalued Borrowing Base.

(g)     GENERAL  PROVISIONS  WITH  RESPECT  TO  THE  BORROWING  BASE.  The
        ------------------------------------------------------------
determination of the Borrowing Base shall be made by the Agent taking into consideration the PV-10 Value of the Eligible Proved Developed Producing
Reserves of the Pledging Subsidiaries and the Eligible Proved Developed Producing Reserves of the Partnerships and the LLC as reflected in the most recent Reserve Report or other report or information provided under this Agreement, and any other relevant information obtained by or delivered to the
Agent  and  the  Lender  Group,  all  in  accordance with the provisions of this
SECTION  2.16,  together  with  such  other  credit  factors (including, without
-------------
limitation, the assets, liabilities, cash flow, hedged and unhedged exposure to price, and interest rate changes, business, properties, prospects, management, and ownership of Borrower, its Subsidiaries, the LLC, or the Partnerships) as Agent in its discretion deem significant.

2.17  NOTELESS  AGREEMENT.  No promissory notes shall evidence the payment
      -------------------
obligations of any Advances or the Term Loan to Borrower. Agent shall maintain in accordance with its usual practice an account or accounts on its books evidencing the obligations of Borrower resulting from the Term Loan and each Advance made by Agent from time to time, including the amounts of principal and interest payable and paid to Lender hereunder. The entries maintained in said accounts shall be prima facie evidence of the existence and amounts of the Term Loan and the Advances made by Agent and the payment obligations of Borrower; provided, however, that the failure of Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of Borrower to repay the Advances and the Term Loan.

3.     CONDITIONS;  TERMS  OF  AGREEMENT.

3.1     CONDITIONS PRECEDENT TO THE INITIAL EXTENSION OF CREDIT.  The obligation
        -------------------------------------------------------
     of the Lender Group (or any member thereof) to make the initial extension of credit provided for hereunder, is subject to the fulfillment, to the satisfaction of Agent and each Lender (the making of such initial extension of credit by a Lender being conclusively deemed to be the satisfaction or waiver of the following), of each of the following of the conditions precedent:

(a) the Closing Date shall occur on or before a date ninety (90) days from the date of this Agreement, unless extended by Agent at its sole discretion, for an  additional  period  of  time  not  to  exceed  ninety  (90)  days;

(b) Agent shall have received a Filing Authorization Letter, duly executed by Borrower and each Pledging Subsidiary, together with appropriate financing statements duly filed in such office or offices as maybe necessary or, in the opinion of Agent, desirable to perfect the Agent's Liens in and to the Collateral and Agent shall have received searches reflecting the filing of all such financing statements;

(c) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

        (i)  the  Contribution  Agreement,

        (ii)  the  Disbursement  Letter,

        (iii)  the  Fee  Letter,

        (iv)  the  Officers'  Certificate,

        (v)  the  Partnership  Pledge  Agreement,

        (vi)  the  Borrower's  Security  Agreement,

        (vii)  the  LLC  Pledge  Agreement,

        (viii)  the  Intercompany  Notes,  and

        (ix)  Subordination  Agreements,  as  may  be  required  by  Agent;

(d) Agent shall have received (i) counterparts of duly executed Mortgages encumbering Oil and Gas Properties of the Pledging Subsidiaries constituting at least 80% of the Total Proved Developed Producing Reserves of the Pledging Subsidiaries to which value is given in the determination of the Initial Borrowing Base duly executed on behalf of each record owner of such Oil and Gas Properties and evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage(s) as may be necessary or, in the reasonable opinion of the Agent, desirable effectively to create a valid, perfected first priority Lien against the Oil and Gas Properties purported to be covered thereby, except as a result of a Permitted Lien;
and (ii) duly executed Partnership Pledge Agreements and LLC Pledge Agreement assigning to Agent, and granting to Agent a first perfected priority security interest in, partnership interests in Partnerships and the membership interests in the LLC having Oil and Gas Properties constituting at least 80% the Total Proved Developed Producing Reserves of the Partnerships to which value is given in the determination of the Initial Borrowing Base and evidence of the completion of all recordings and filings of such create valid, perfected first priority Liens in such partnership interests;

(e) Agent shall have received counterparts of duly executed Mortgages encumbering the Gathering Systems duly executed and delivered by each Subsidiary and/or Affiliate of Borrower owning the Gathering Systems or any part thereof and evidence of the completion (or satisfactory arrangement for the completion) of all recordings and filings of such Mortgage(s) as may be necessary or in the reasonable opinion of the Agent, desirable effectively to create a valid, perfected first priority Lien on the Gathering Systems;

(f) The Borrowing Base Properties, the Gathering Systems, and the other Collateral shall be free and clear of all Liens, except Permitted Liens. All filings, notices, recordings and other action necessary to perfect the Liens in the Collateral shall have been made, given or accomplished or arrangements for the completion thereof satisfactory to the Agent and its counsel shall have been made;

(g) Agent shall have received copies of all Governmental Approvals and third party consents and approvals necessary or, in the sole discretion of the Agent, advisable in connection with (i) the mortgaging and pledging of the Mortgaged Properties, and the other Collateral, (ii) the pledging of the partnership interests in the Partnerships, (iii) the pledging of the membership interests in the LLC and (iv) the operations of the Borrower, its Subsidiaries, the LLC and the Partnerships. All such Governmental Approvals and third party consents and approvals shall be in full force and effect;

(h) Agent and Lenders shall have received certificates, dated the Closing Date, from the Borrower's insurers certifying (i) compliance with all of the insurance required by SECTION 6.8 hereof and by the Security Documents and (ii)
                       -----------
that  such  insurance  is  in  full  force  and  effect;

(i) Agent and Lenders shall have received and shall be satisfied with the contents, results and scope of the Initial Reserve Report;

(j) Agent shall have completed and be satisfied with the results of a review of the Borrowing Base Properties and the other Collateral and the status of the title and the environmental condition of the Borrowing Base Properties;

(k) Borrower shall have delivered to the Agent copies of all Hedging Agreements currently in existence to which Borrower or any of its Subsidiaries is a party;

(l) Agent shall have received a certificate from the Secretary of Borrower and each of its Subsidiaries: (i)attesting to the resolutions of its Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party, (ii) authorizing specific officers of such party to execute the same, and (iii) attesting to the incumbency and signatures of its specific officers;

(m) Agent shall have received copies of the Governing Documents of Borrower, each of its Subsidiaries, the LLC and the Partnerships, as amended, modified, or supplemented to the Closing Date, certified by an appropriate officer of each such entity;

(n) Agent shall have received a certificate of status with respect to Borrower, each of its Subsidiaries, the LLC and the Partnerships, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such entity, which certificate shall indicate that such entity is in good standing in such jurisdiction;

(o) Agent shall have received certificates of status with respect to Borrower, each of its Subsidiaries, the LLC and the Partnerships, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such entity) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such entity is in good standing in such jurisdictions;

(p) Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by SECTION 6.8, the form and substance of
                                          -----------
which  shall  be  satisfactory  to  Agent;

(q) Agent shall have received Collateral Access Agreements with respect to Borrower's corporate headquarters located at 4643 South Ulster Street, Suite 1100, Denver, Colorado 80237 and Eastern American's headquarters located at 501 56th Street, Charleston, West Virginia 25304;

(r) Agent shall have received opinions of Borrower's counsel in form and substance satisfactory to Lender;

(s) Agent shall have received satisfactory evidence (including a certificate of the chief financial officer of Borrower) that all tax returns required to be filed by Borrower, each of its Subsidiaries, the LLC and the Partnerships have been timely filed and all taxes upon Borrower, its Subsidiaries, the LLC and the Partnerships or their respective properties, assets, income, and franchises (including Real Property taxes, sales taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

(t) Borrower shall have the Required Availability after giving effect to the initial extensions of credit hereunder and the payment of all fees and expenses required to be paid by Borrower on the Closing Date under this Agreement or the other Loan Documents;

(u) Agent shall have completed its business, legal, and collateral due diligence, including a collateral audit and review of the Books and Records of Borrower, its Subsidiaries, the LLC and the Partnership, and verification of Borrower's representations and warranties to the Lender Group, the results of which shall be satisfactory to Agent;

(v) Agent shall have received completed reference checks with respect to Borrower's senior management, the results of which are satisfactory to Agent in its sole discretion;

(w)     Lender  shall  have  received  Borrower's  Closing  Date  Business Plan;

(x) Borrower shall pay all Lender Group Expenses incurred in connection with the transactions evidenced by this Agreement;

(y) Borrower shall have received all licenses, approvals or evidence of other actions required by any Person or Governmental Authority in connection with the execution and delivery by Borrower and its Subsidiaries of this Agreement or any other Loan Document or with the consummation of the transactions contemplated hereby and thereby;

(z) Agent shall have received an Indenture Compliance Certificate from the chief financial officer or president of Borrower certifying that (i) the Advances and the Term Loan will not result in a default or event of default under the Indenture and (ii) demonstrating, in reasonable detail, compliance by Borrower with the Fixed Charge Coverage Ratio (as defined in the Indenture) requirement set forth in SECTION 4.7 (i) of the Indenture, after giving effect
                           ---------------
to  the  Advances  and  the  Term  Loan;  and

(aa) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent and its counsel.

3.2     INTENTIONALLY  DELETED.
        -----------------------

3.3     CONDITIONS PRECEDENT TO ALL EXTENSIONS OF CREDIT.  The obligation of the
        ------------------------------------------------
Lender Group (or any member thereof) to make any Advances (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

(a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

(c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, Agent, any Lender, or any of their Affiliates;

(d) the requested borrowing will not result in a default or event of default under the Indenture or the Settlement Agreement; and

(e)     no  Material  Adverse  Change  shall  have  occurred.

3.4     TERM.  This  Agreement  shall  become  effective  upon the execution and
        ----
delivery hereof by Borrower, Agent and Lenders and shall continue in full force and effect for a term ending on July 10, 2008 (the "MATURITY DATE"). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

3.5     EFFECT  OF  TERMINATION.  On  the date of termination of this Agreement,
        -----------------------
all Obligations (including contingent reimbursement obligations of Borrower with respect to any outstanding Letters of Credit and including all Bank Products Obligations) immediately shall become due and payable without notice or demand (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Issuing Lender, and (b) providing cash collateral

(in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure) to be held by Agent for the benefit of the Bank Product Providers with respect to the then extant Bank Products Obligations). No termination of this Agreement, however, shall relieve or discharge Borrower of its duties, Obligations, or covenants hereunder and the Agent's Liens in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and the Lender Group's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been fully and finally discharged and the Lender Group's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrower's sole expense, execute and deliver any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent's Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.

3.6     EARLY  TERMINATION  BY  BORROWER.  Borrower  has the option, at any time
        --------------------------------
upon 90 days prior written notice by Borrower to Agent, to terminate this Agreement by paying to Agent, for the benefit of the Lender Group, in cash, the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Issuing Lender in full, and (b) providing cash collateral (in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure) to be held by Agent for the benefit of the Bank Product Providers with respect to the then extant Bank Products Obligations), in full, together with, in the absence of a Non-Prepayment Premium Event, the Applicable Prepayment Premium (to be allocated based upon letter agreements between Agent and individual Lenders). If Borrower has sent a notice of termination pursuant to the provisions of this Section, then the Commitments shall terminate and Borrower shall be obligated to repay the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, in full, and (b) providing cash collateral (in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure) to be held by Agent for the benefit of the Bank Product Providers with respect to the then extant Bank Products Obligations), in full, together with, in the absence of a Non-Prepayment Premium Event, the Applicable Prepayment Premium, on the date set forth as the date of termination of this Agreement in such notice. In the event of the termination of this Agreement and repayment of the Obligations at any time prior to the Maturity Date, for any other reason, including (a) termination upon the election of the Required Lenders to terminate after the occurrence and during the continuation of an Event of Default, (b) foreclosure and sale of Collateral, (c) sale of the Collateral in any Insolvency Proceeding, or (d) restructure, reorganization or compromise of the Obligations by the confirmation of a plan of reorganization, or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lender Group or profits lost by the Lender Group as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lender Group, Borrower shall pay the Applicable Prepayment Premium to Agent (to be allocated based upon letter agreements between Agent and individual Lenders), measured as of the date of such termination; provided, however, the Lender Group waives the Applicable Prepayment Premium in the event such early termination results from a financing provided by Wells Fargo Bank, N.A., or any of its affiliates.

4.     INTENTIONALLY  DELETED.

5.     REPRESENTATIONS  AND  WARRANTIES.
     In order to induce the Lender Group to enter into this Agreement, Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this
Agreement:

5.1     NO  ENCUMBRANCES.  Borrower,  Pledging  Subsidiaries,  the  LLC, and the
        ----------------
Partnerships have good, valid and indefeasible title to its Collateral, free and clear of Liens except for Permitted Liens, including but not limited to:

(a) the Borrowing Base Properties and the working interests and the net revenue interests with respect thereto listed on SCHEDULE 5.1(a); and
                                                        ----------------

(b)     all  rights  under  the  Material  Contracts  listed on SCHEDULE 5.1(b).
                                                                ---------------

5.2     INTENTIONALLY  DELETED.
        ----------------------

5.3     INTENTIONALLY  DELETED.
        ----------------------

5.4     INTENTIONALLY  DELETED.
        ----------------------

5.5     INTENTIONALLY  DELETED.
        ----------------------

5.6     INTENTIONALLY  DELETED.
        ----------------------

5.7     LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN.  The chief executive office of
        ----------------------------------------
Borrower  and  its  Subsidiaries is located at the address indicated in SCHEDULE
                                                                        --------
5.7,  and  the  FEIN  for Borrower and each of its Subsidiaries is identified in
---
SCHEDULE  5.7.
------------

5.8     DUE  ORGANIZATION  AND  QUALIFICATION;  SUBSIDIARIES.
        ----------------------------------------------------

(a) Borrower and each of its Subsidiaries is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in each state where the failure to be so qualified reasonably could be expected to have a Material Adverse Change.

(b)     Set  forth on SCHEDULE 5.8(b), is a complete and accurate description of
                      ---------------
the authorized capital Stock of Borrower, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on SCHEDULE 5.8(b), there are no
                                              ----------------
subscriptions, options, warrants, or calls relating to any shares of Borrower's capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

(c)     Set  forth  on  SCHEDULE  5.8(c),  is  a  complete  and accurate list of
                        ----------------
Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization; (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Borrower. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

(d)     Except  as  set  forth  on  SCHEDULE 5.8(c), there are no subscriptions,
                                    ---------------
options, warrants, or calls relating to any shares of Borrower's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Neither Borrower nor any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of any capital Stock or any security convertible into or exchangeable for any such capital Stock.

5.9     DUE  AUTHORIZATION;  NO  CONFLICT.
        ---------------------------------

(a) The execution, delivery, and performance by Borrower of this Agreement and by Borrower and each of its Subsidiaries of the other Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Borrower and its Subsidiaries.

(b) The execution, delivery, and performance by Borrower and each of its Subsidiaries of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Borrower or any of its Subsidiaries, the Governing Documents of Borrower or any of its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower or any of its Subsidiaries, other than Permitted Liens, or (iv) require any approval of interestholders of Borrower or any of its Subsidiaries or any approval or consent of any Person under any material contractual obligation of Borrower or any of its Subsidiaries.

(c) Other than the filing of financing statements, fixture filings, and the recordation of the Mortgages, the execution, delivery, and performance by Borrower and each of its Subsidiaries of this Agreement and the other Loan Documents to which it is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

(d) This Agreement and the other Loan Documents to which Borrower and each of its Subsidiaries is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower and each of its Subsidiaries will be the legally valid and binding obligations of Borrower and its Subsidiaries, enforceable against Borrower and each such Subsidiary in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

(e) The Agent's Liens are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

5.10     LITIGATION.  Other than those matters disclosed on SCHEDULE 5.10, there
         ----------                                         -------------
     are no actions, suits, or proceedings pending or, to the best knowledge of Borrower, threatened against Borrower, any of its Subsidiaries, the LLC or any Partnership except for (a) matters that are fully covered by insurance (subject to customary deductibles), and (b) matters arising after the Closing Date that, if decided adversely to Borrower, any of its Subsidiaries, the LLC or any Partnership, as applicable, reasonably could not be expected to result in a Material Adverse Change.

5.11     NO  MATERIAL  ADVERSE  CHANGE.  All  financial  statements  relating to
         -----------------------------
Borrower and its Subsidiaries that have been delivered by Borrower to Agent and the Lenders have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and schedules and being subject to year-end audit adjustments) and present fairly in all material respects, the financial condition of Borrower and its Subsidiaries as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrower and its Subsidiaries taken as a whole since the date of the latest financial statements submitted to the Lender Group on or before the Closing Date.

5.12     FRAUDULENT  TRANSFER.
         --------------------

(a)     Borrower  and  each  of  the  Pledging  Subsidiaries  is  Solvent.

(b) The value of all properties of each of Borrower and the Pledging Subsidiaries at their present fair saleable value on a going concern basis (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for such properties within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceeds the amount of all its debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities);

(c) Neither Borrower nor any of the Pledging Subsidiaries has unreasonably small capital with which to conduct its business operations as heretofore conducted;

(d) Each of Borrower and the Pledging Subsidiaries has sufficient cash flow to enable it to pay its debts as they mature; and

(e) No transfer of property is being made by Borrower or any of the Pledging Subsidiaries and no obligation is being incurred by Borrower or any of the Pledging Subsidiaries in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower or any of the Pledging Subsidiaries.

5.13     EMPLOYEE  BENEFITS.  Neither  Borrower, nor any of its Subsidiaries, or
         ------------------
any  of  their  ERISA  Affiliates  maintains or contributes to any Benefit Plan.

5.14     ENVIRONMENTAL  CONDITION.  Except as set forth on SCHEDULE 5.14, (a) to
         ------------------------                          -------------
Borrower's knowledge, none of the properties or assets of Borrower or any of its Subsidiaries has ever been used by Borrower or any of its Subsidiaries or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such use, production, storage, handling, treatment, release or transport was in violation, in any material respect, of applicable Environmental Law, (b) to Borrower's knowledge, none of the properties or assets of Borrower or any of its Subsidiaries has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) neither Borrower nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property or Oil and Gas Properties owned or operated by Borrower or any of its Subsidiaries, and (d) neither Borrower nor any of its Subsidiaries has received a summons, citation, notice, or directive from the United States Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Borrower or any of its Subsidiaries resulting in the releasing or disposing of Hazardous Materials into the environment.

5.15     BROKERAGE  FEES.  Neither  Borrower  nor  any  of  its Subsidiaries has
         ---------------
utilized the services of any broker or finder in connection with Borrower's obtaining financing from the Lender Group under this Agreement and no brokerage commission or finders fee is payable by Borrower or any of its Subsidiaries in connection herewith.

5.16     INTELLECTUAL  PROPERTY.  Borrower and each of its Subsidiaries owns, or
         ----------------------
holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Attached hereto as SCHEDULE 5.16 is a true, correct, and
                                           -------------
complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which Borrower or any of its Subsidiaries is the owner or is an exclusive licensee.

5.17     LEASES.  Borrower  and  its Subsidiaries enjoy peaceful and undisturbed
         ------
possession under all leases material to the business of Borrower and its Subsidiaries and to which Borrower or any of its Subsidiaries is a party or under which Borrower and its Subsidiaries are operating. All of such leases are valid and subsisting and no material default by Borrower or any of its Subsidiaries exists under any of them.

5.18     DDAS.  Set  forth  on SCHEDULE 5.18 are all of the DDAs of Borrower and
         ----                  -------------
its Subsidiaries, including, with respect to each depository (i) the name and address of such depository, and (ii) the account numbers of the accounts maintained with such depository.

5.19     COMPLETE  DISCLOSURE.  All  factual  information  (taken  as  a  whole)
         --------------------
furnished by or on behalf of Borrower and its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower and its Subsidiaries in writing to the Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Closing Date Projections represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent Borrower's good faith best estimate of the future performance of Borrower and its Subsidiaries for the periods covered thereby.

5.20     PERMITTED  INDEBTEDNESS.  Set  forth  on  SCHEDULE  5.20  is a true and
         -----------------------                   --------------
complete list of all Indebtedness of Borrower and its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately reflects the aggregate principal amount of such Indebtedness and the principal terms thereof.

5.21     INVESTMENT AND HOLDING COMPANY STATUS.  Neither Borrower nor any of its
         -------------------------------------
Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or (b) a "holding company", or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

5.22     TAXES.  Except  as set forth in SCHEDULE 5.22, Borrower and each of its
         -----                           -------------
Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which Borrower has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Change.

5.23     INSURANCE.  SCHEDULE  5.23  sets  forth  a description of all insurance
         ---------   --------------
maintained by or on behalf of Borrower and its Subsidiaries as of the Closing Date. As of the Closing Date, all premiums in respect of such insurance have been paid.

5.24     LABOR  MATTERS.  As of the Closing Date, there are no strikes, lockouts
         --------------
or slowdowns against Borrower and its Subsidiaries pending or, to the knowledge of Borrower and its Subsidiaries, threatened. The hours worked by and payments made to employees of Borrower and its Subsidiaries have not been in material violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from Borrower and its Subsidiaries, or for which any claim may be made against Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Borrower and its Subsidiaries.

5.25     CLAIMS  AND LIABILITIES.  Except as disclosed in SCHEDULE 5.25, neither
         -----------------------                          -------------
Borrower nor any of its Subsidiaries nor any of the Partnerships nor the LLC has accrued any liabilities under gas purchase contracts for gas not taken, but for which it is liable to pay if not made up and which, if not paid, would result in a Material Adverse Change. Except as disclosed in SCHEDULE 5.25, no claims
                                                        -------------
exist against Borrower, any of its Subsidiaries, the LLC or any of the Partnerships for gas imbalances which claims if adversely determined could result in a Material Adverse Change. No purchaser of product supplied by Borrower, any of its Subsidiaries, the LLC or any of the Partnerships has any claim against Borrower, any of its Subsidiaries, the LLC or any of the Partnerships for product paid for, but for which delivery was not taken as and when paid for, which claim if adversely determined could result in a Material Adverse Change.

5.26     BORROWING  BASE  PROPERTIES.
         ---------------------------
(a) Each of the Pledging Subsidiaries, the LLC, and each of the Partnerships has good and indefeasible title to all its Borrowing Base Properties which are Hydrocarbon Interests and good title to all its Borrowing Base Properties which are personal property, free and clear of Liens (other than Permitted Liens). With respect to the Borrowing Base Properties set forth on SCHEDULE
                                                                        --------
5.1(a),  after  giving  full  effect  to  the  Permitted  Liens, the net revenue
------
interest is no less than that designated for the Pledging Subsidiaries, the LLC, and the Partnerships in and to such Borrowing Base Properties and the working interest is no greater than as set forth for the Pledging Subsidiaries, the LLC, and the Partnerships in and to such Borrowing Base Properties, and there are no "back-in" or "reversionary" interests held by third parties which could reduce the net revenue interest or increase the working interest of the Pledging Subsidiaries, the LLC, or the Partnerships in such Borrowing Base Properties except as expressly set forth in SCHEDULE 5.1(a). All wells drilled and
                                       ----------------
Hydrocarbons produced with respect to the Borrowing Base Properties were drilled and produced in compliance in all material respects with all applicable Governmental Rules. All of the Borrowing Base Properties described in SCHEDULE
                                                                        --------
5.1(a),  are  covered  by  the  Initial  Reserve  Report and other reports which
------
Borrower  has  previously  delivered to and which have been relied upon by Agent
------
and Lenders in connection with this Agreement and are covered by Mortgages or are owned by (i) Partnerships in which the Pledging Subsidiaries have granted security interests to Agent pursuant to a Partnership Pledge Agreement or (ii) by LLC in which A&W has granted a security interest to Agent pursuant to the LLC Pledge Agreement. No bills are past due and do not give rise to a Lien (other than Liens arising in the ordinary course of business for sums which are not yet due and payable under customary agreements or arising by operation of law) and taxes have been paid with respect to the Borrowing Base Properties other than those which are the subject of a bona fide dispute which is being contested in good faith by the Pledging Subsidiaries, the LLC, or the Partnerships by appropriate proceedings as to which a reserve is established in an amount that is satisfactory to Agent (and if a Lien secures the same or may secure the same, such Lien is subject to a Permitted Protest).

(b) All of the marketing arrangements of the Pledging Subsidiaries, the LLC, and the Partnerships with respect to the Borrowing Base Properties are valid, enforceable and in full force and effect. As of the date of this Agreement and thereafter through the Closing Date there do not exist any cumulative imbalances in gas production or receipt of "take or pay" payments except as disclosed as to both existence and extent on SCHEDULE 5.26(b) attached hereto.
                                  -----------------

(c) There has not been any Material Adverse Change in any of the Borrowing Base Properties since the date of the most recent Reserve Report.

5.27     OPERATIONS  OF BORROWING BASE PROPERTIES.  A Pledging Subsidiary is the
         ----------------------------------------
operator  of  each  of  the  Borrowing  Base  Properties  except as set forth in
SCHEDULE  5.27.
       -------

5.28     HEDGING  AGREEMENT.  SCHEDULE 5.28 sets forth as of the Closing Date, a
         ------------------   -------------
true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of Borrower and its Subsidiaries, the material terms thereof (including the type, term, effective date, termination date, and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counterpart to each such agreement. Borrower has delivered true and correct copies of each of the Hedging Agreements to Agent prior to the date of this Agreement.

5.29     OPERATING  COSTS.  As  of  the  Closing  Date,  all  costs and expenses
         ----------------
incurred in connection with the operation of the Borrowing Base Properties have been fully paid and discharged by the Pledging Subsidiaries, the LLC and the Partnerships, except (a) normal costs and expenses incurred in operating such Borrowing Base Properties for which the Pledging Subsidiaries, the LLC and the Partnerships have not yet been billed, (b) costs and expenses which are the subject of a bona fide dispute which is being contested in good faith by the Pledging Subsidiaries, the LLC or Partnerships by appropriate proceedings as to which a reserve is established on the books of such Pledging Subsidiary, the LLC or such Partnerships in an amount that is satisfactory to Agent (and if a Lien secures or may secure such obligation, such Lien is subject to a Permitted Protest).

5.30     LEASES.  The  oil  and  gas  leases,  farm-out  agreements,  and  other
         ------
agreements associated with the Borrowing Base Properties are in full force and effect in accordance with their respective terms and there exist no material violations or defaults in the performance of any obligation thereunder. Additionally, Borrower is not aware of any event that with notice or lapse of time or both would constitute a material violation or default under any such oil and gas leases, farm-out agreements, or other agreements.

5.31     MATERIAL  CONTRACTS.  Set  forth  on  SCHEDULE 5.1(b) is a complete and
         -------------------                   ---------------
correct list of all Material Contracts in effect or to be in effect as of the Closing Date. Borrower has delivered to the Agent true and complete copies of each Material Contract, as each may have been amended, that have been requested by the Agent. Each of the Material Contracts is in full force and effect and no default exists under the terms of any of the Material Contracts.

5.32     INDENTURE-SENIOR  DEBT.  The  Indenture  Documents,  true  and complete
         ----------------------
copies of which have been furnished to Agent, have not been amended or otherwise modified, and are in full force and effect. Except as disclosed in SCHEDULE
                                                                        --------
5.32,  there  exists  no  event of default under any of the Indenture Documents.
----
The Obligations constitute "SENIOR DEBT" under the Indenture and Borrower has advised Trustee under the Indenture that the Obligations constitute "SENIOR DEBT".

5.33     COMMON  ENTERPRISE.  The  successful operation and condition of each of
         ------------------
the Borrower and the Pledging Subsidiaries (the "OBLIGORS") is dependent on the continued successful performance of the functions of the group of Obligors as a whole and the successful operation of each of the Obligors is dependent on the successful performance and operation of each other Obligor. Each Obligor expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from successful operations of each of the other Obligors. Each Obligor expects to derive benefit (and the boards of directors or other governing body of each Obligor has determined that it may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by the Lender Group to Borrower hereunder, both in their separate capacities and as members of the group of companies. Each Obligor has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Obligor is within its purpose, will be of direct and indirect benefit to such Obligor, and is in its best interest.

5.34     GATHERING  SYSTEMS.  The  Gathering  Systems  covered  by the Mortgages
         ------------------
grant to Agent, for the benefit of Lenders, a perfected lien upon all transportation facilities necessary to transport Hydrocarbons produced from the Wells included within the Mortgaged Properties to a transit point for sale or transportation by a Person who is not an affiliate of Borrower or any of its Subsidiaries.

6.     AFFIRMATIVE  COVENANTS.

     Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower shall do, and shall cause each of its Subsidiaries to do, all of the following:

6.1     ACCOUNTING  SYSTEM.  Maintain  a  system  of  accounting  that  enables
        ------------------
Borrower to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Agent. Borrower also shall maintain a joint interest billing and remittance system with respect to the Oil and Gas Properties of Borrower, its Subsidiaries, the LLC and the Partnerships on which Borrower or any of its Subsidiaries is the operator and other systems that enable Borrower to show, among other things, the value, revenues and profits/losses of the Oil and Gas Properties of Borrower and its Subsidiaries, volume of production, and value of sales of Hydrocarbon production, and positions and liability exposure of Borrower and its Subsidiaries under the Hedging Agreements on a separate company-by-company basis, as well as on a consolidated basis.

6.2     COLLATERAL REPORTING.  Provide Agent (and if so requested by Agent, with
        --------------------
copies for each Lender) with the following documents at the following times in form satisfactory to Agent:

(a) by September 1st of each year, a Reserve Report prepared by an Approved Engineer and reviewed and approved by Agent; and by March 1st of each year, a Reserve Report prepared by Borrower or an Approved Engineer, as applicable, and reviewed and approved by Agent, all in accordance with the terms of SECTION
                                                                         -------
2.16;
-----

(b) with the delivery of each Reserve Report, Borrower shall provide to Agent, a certificate from the president or chief financial officer of Borrower certifying that, to the best of his knowledge: (i) the information contained in such Reserve Report and any other information delivered in connection therewith is true and correct; (ii) each of the Pledging Subsidiaries, the LLC and the Partnerships own good and defensible title to its Borrowing Base Properties evaluated in such Reserve Report and are free of all Liens except for Permitted Liens; (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments with respect to the Borrowing Base Properties evaluated in such Reserve Report which would require the Pledging Subsidiaries, the LLC or the Partnerships to deliver
Hydrocarbons produced from such Borrowing Base Properties at some future time without then or thereafter receiving full payment therefor; (iv) none of the Borrowing Base Properties has been sold since the date of the last Borrowing Base determination; (v) if requested by Agent, attached to the certificate is a list of all Persons disbursing proceeds to Borrower, the Pledging Subsidiaries, the LLC or the Partnerships from the Borrowing Base Properties; and (vi) set forth on a schedule attached to the certificate is the [PV-10 Value] Reserve Report value of all Borrowing Base Properties together with a list of the Wells that are owned by the Partnerships and the LLC;

(c) as soon as available and in any event within 10 Business Days after the end of each quarter-annual period, a report setting forth, in form substantially similar to the form set forth on SCHEDULE 6.2(c), the calculation as of the last
                                 ---------------
Business Day of the quarter-annual period preceding the date of the delivery by the Borrower of such report, of the Total Value as determined by the Reserve Report most recently delivered by the Borrower under SECTION 6.2(a), each such
                                                       --------------
report shall be accompanied by a certificate of the president or chief financial officer of Borrower certifying to the completeness and accuracy of the report, including the calculation of the Total Value comprising the Borrowing Base Properties;

(d) as soon as available and in any event within 30 days after the end of each month, a report setting forth the amount of "funds held for future distribution" as of the close of the month reported on as reflected in the monthly financial statements of Borrower, together with a certificate from the president or chief financial officer of Borrower certifying that Borrower and the Pledging Subsidiaries have paid and are current with respect to all royalties, overriding royalties and operating expenses relating to the Borrowing Base Properties except for those which are subject to a Permitted Protest;

(e) upon request by Agent from time to time, copies of lease files, well files and contract files (including production reports on each Well, marketing contracts, and information regarding locations of and equipment located on each
Well) of each of the Pledging Subsidiaries, the LLC and the Partnerships with respect to the Borrowing Base Properties;

(f) such other information reports, statements, materials and data as to the wells operated by the Pledging Subsidiaries, the LLC or the Partnerships or in which the Pledging Subsidiaries, the LLC or Partnerships otherwise have an interest and the accounting and billing procedures utilized by the Pledging Subsidiaries in connection with such wells as shall be reasonably requested by Agent including, without limitation, relevant computer programs, disks and tapes; and

(g) such other reports as to the Collateral or the business or financial condition of Borrower, each of its Subsidiaries, the LLC and the Partnerships as Agent may reasonably request from time to time.

6.3     FINANCIAL  STATEMENTS,  REPORTS,  CERTIFICATES.  Deliver  to Agent, with
        ----------------------------------------------
copies  to  each  Lender:

(a) as soon as available, but in any event (i) prior to the occurrence of an Event of Default, within 45 days after the end of each fiscal quarter of each fiscal year of Borrower and (ii) after the occurrence of an Event of Default within 30 days after the end of each calendar month:

          (i) a company prepared consolidated balance sheet, income statement, and statement of cash flow covering Borrower and its Subsidiaries' operations during such period,

          (ii) a company prepared report detailing the aggregate amount of cash dividends made by the Borrower from July 2002 through such period,

          (iii) a company prepared report detailing the aggregate amount of common and Class A stock of Borrower repurchased by Borrower during the immediately preceding twelve month period,

          (iv) a certificate signed by the chief financial officer of Borrower to the effect that:

               A. the financial statements and reports delivered hereunder have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Borrower and its Subsidiaries,

               B. the representations and warranties of Borrower and its Subsidiaries contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date),

               C. there does not exist any condition or event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrower has taken, is taking, or proposes to take with respect thereto), and

          (v) a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the applicable financial covenants contained in SECTION 7.20,
                                    -------------

          (vi) a company prepared report (A) listing all of the Hedging Agreements of Borrower, its Subsidiaries and Affiliates and (B) detailing the aggregate amount of Hedging Obligations of Borrower, its Subsidiaries and Affiliates under the Hedging Agreements,

(b) as soon as available, but in any event within 90 days after the end of each of Borrower's fiscal years,

          (i) financial statements of Borrower and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management),

          (ii) a certificate of such accountants addressed to Agent and Lenders stating that such accountants do not have knowledge of the existence of any Default or Event of Default under SECTION 7.20,
                                                           -------------

(c) as soon as available, but in any event within 30 days prior to the start of each of Borrower's fiscal years,

          (i) copies of Borrower's Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its sole discretion, for the forthcoming fiscal year, quarter by quarter, certified by the chief financial officer of Borrower as being such officer's good faith best estimate of the financial performance of Borrower and its Subsidiaries during the period covered thereby,

(d)     if  and  when  filed  by  Borrower,

          (i) 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

          (ii)  any  other  filings  made  by  Borrower  with  the  SEC,

          (iii) copies of Borrower's federal income tax returns, and any amendments thereto, filed with the Internal Revenue Service, and

          (iv) any other information that is provided by Borrower to its shareholders generally,

(e) if and when filed by Borrower and as requested by Agent, satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which
(i) Borrower or any of its Subsidiaries conducts business or is required to pay any such excise tax, (ii) where the failure by Borrower or any of its Subsidiaries to pay any such applicable excise tax would result in a Lien on the properties or assets of Borrower, or (iii) where Borrower's failure to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change,

(f) as soon as Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Borrower proposes to take with respect thereto, and

(g) upon the request of Agent, any other report reasonably requested relating to the financial condition of Borrower and its Subsidiaries.

In addition to the financial statements referred to above, Borrower agrees to deliver financial statements prepared on both a consolidated and consolidating basis and that no Subsidiary of Borrower (other than Eastern Capital Corporation), will have a fiscal year different from that of Borrower. Borrower agrees that its independent certified public accountants are authorized to communicate with Agent and to release to Agent whatever financial information concerning Borrower and its Subsidiaries that Agent reasonably may request. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Agent pursuant to or in accordance with this Agreement, and agrees that Agent may contact directly any such accounting firm or service bureau in order to obtain such information.

6.4     INTENTIONALLY  DELETED.
        ----------------------

6.5     INTENTIONALLY  DELETED.
        ----------------------

6.6     MAINTENANCE  OF PROPERTIES.  Maintain and preserve all of its properties
        --------------------------
which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

6.7     TAXES.  Cause  all  assessments  and  taxes,  whether real, personal, or
        -----
otherwise, due or payable by, or imposed, levied, or assessed against Borrower or any of its Subsidiaries or any of their assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower will make, and will cause its Subsidiaries to make, timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that Borrower and each of its Subsidiaries has made such payments or deposits. Borrower shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdiction in which Borrower or any Subsidiary is required to pay any such excise tax.

6.8     INSURANCE.
        ---------

(a) At Borrower's expense, maintain insurance respecting its property and assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrower also shall maintain, and shall cause each of its Subsidiaries to maintain, business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrower shall deliver copies of all such policies to Agent with a satisfactory lender's loss payable endorsement naming Agent as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever.

(b) Borrower shall give Agent prompt notice of any loss covered by such insurance. With respect to the Mortgaged Properties, Agent shall have the exclusive right to adjust any losses payable under any such insurance policies in excess of $50,000, without any liability to Borrower or any of its Subsidiaries whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Agent to be applied at the option of the Required Lenders either to the prepayment of the Obligations or shall be disbursed to Borrower under staged payment terms reasonably satisfactory to the Required Lenders for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction.

(c) Neither Borrower nor any Subsidiary shall take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this SECTION 6.8, unless Agent is included thereon as named
                         ------------
insured with the loss payable to Agent under a lender's loss payable endorsement or its equivalent. Borrower immediately shall notify Agent whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Agent.

6.9     HEDGING  AGREEMENTS.  Borrower  will,  and  will  cause  each  Pledging
        -------------------
Subsidiary, the Partnerships and the LLC (for purpose of this Section the Borrower, Pledging Subsidiaries, the Partnerships and the LLC are called the "Borrowing Base Entities") to, maintain in effect at all times on a continuous basis one or more Hedging Agreements with respect to their natural gas production with the Bank Product Provider or other investment grade counterparties, rated Aa3 or better by Moody's, A+ or better according to Standard & Poor's, or the equivalent by a rating agency acceptable to Agent or other Persons acceptable to Lender which Hedging Agreements taken together shall at all times extend at least twelve (12) months into the future and cover aggregate notional volumes of natural gas equal to not less than 30% and not more than 70% of the forecasted natural gas production from Oil and Gas
Properties of the Borrowing Base Entities, classified as Proved Developed Producing Reserves as of the date of the most recent Reserve Report. The Hedging Agreements shall be used solely as a part of normal and prudent business operations as a risk management strategy and/or hedge against changes resulting from market conditions related to the Borrowing Base Entities' oil and gas operations and not as a means to speculate for investment purposes on trends and shifts in financial or commodities markets. Borrower shall notify Agent immediately upon becoming aware (in any event not later than the close of business on the same Business Day) that the production of natural gas by any of the Borrowing Base Entities could reasonably be expected to be insufficient to meet its obligations under any Hedging Agreements.

6.10     COMPLIANCE WITH LAWS.  Comply with all Governmental Rules applicable to
         --------------------
Borrower,  each  of  its  Subsidiaries,  and  their  respective  Properties.

6.11     PAYMENT  OF  TRADE  LIABILITIES.  Within sixty (60) days after the same
         -------------------------------
become due pay all liabilities and debt owed by Borrower and each of its Subsidiaries on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by Borrower and each Subsidiary in the ordinary course of its business.

6.12     BROKERAGE  COMMISSIONS.  Pay  any  and  all  brokerage  commission  or
         ----------------------
finder's fees incurred in connection with or as a result of Borrower's obtaining financing from the Lender Group under this Agreement. Borrower agrees and acknowledges that payment of all such brokerage commissions or finders fees shall be the sole responsibility of Borrower, and Borrower agrees to indemnify, defend, and hold Agent and the Lender Group harmless from and against any claim of any broker or finder arising out of Borrower's obtaining financing from the Lender Group under this Agreement.

6.13     EXISTENCE.  At all times preserve and keep in full force and effect the
         ---------
valid existence and good standing of Borrower and each of its Subsidiaries and any rights and franchises material to the business of Borrower and its Subsidiaries.

6.14     ENVIRONMENTAL.
         -------------

(a) Keep any property either owned or operated by Borrower or any of its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (c) promptly notify Agent of any release of a Hazardous Material of any reportable quantity from or onto property owned or operated by Borrower or any of its Subsidiaries and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly provide Agent with written notice within 10 days of the receipt of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of Borrower or any of its Subsidiaries, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against Borrower or any of its Subsidiaries, and (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

6.15     DISCLOSURE  UPDATES.  Promptly  and  in  no event later than 5 Business
         -------------------
Days after obtaining knowledge thereof, (a) notify Agent if any written information, exhibit, or report furnished to Agent or the Lender Group contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the affect of amending or modifying this Agreement or any of the Schedules hereto.

6.16     NOTICES  OF  MATERIAL  EVENTS.  Promptly, and in any event within three
         -----------------------------
(3) Business Days upon Borrower's becoming aware of the following events, furnish to Agent and each Lender written notice of the following:

(a)     the  occurrence  of  any  Default;

(b) (i) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Borrower, any of its Subsidiaries, the LLC or any of the Partnerships or (ii) the occurrence of any adverse development with respect to any action, suit or proceeding previously disclosed to the Agent or the Lenders pursuant to this Agreement, in each case if such action, suit or proceeding could reasonably be expected to result in a Material Adverse Change;

(c) (i) any claim by any Person against Borrower or any of its Subsidiaries of nonpayment of, or (ii) any attempt by any Person to collect upon or enforce, any accounts payable of Borrower or any of its Subsidiaries, in the case of any single account payable in excess of $500,000.00, or in the case of all accounts payable in the aggregate in excess of $3,000,000.00;

(d) (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened or other environmental claims against Borrower or any of its Subsidiaries or any of their respective Properties pursuant to any applicable Environmental Laws which could result in a Material Adverse Change, and (ii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of Borrower or any of its Subsidiaries that could reasonably be anticipated to cause such property or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws; and

(e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Change. Each notice delivered under this
SECTION  6.16  shall  be  accompanied  by  a statement of the president or chief
-------------
financial officer of Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

6.17     INFORMATION  REGARDING  COLLATERAL.  Promptly,  and in any event within
         ----------------------------------
five (5) Business Days upon becoming aware of the following changes, furnish to the Agent written notice of any change (i) in the corporate name of Borrower or any of its Subsidiaries or in any trade name used by Borrower or any of its Subsidiaries to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of Borrower's or any of its Subsidiaries' chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral or any office or facility at which Collateral is located (including the establishment of any such new office or facility), (iii) in Borrower's, any of its Subsidiaries', the LLC's or any of the Partnership's identity, corporate structure, or jurisdiction of incorporation, organization or formation, or (iv) in Borrower's, any of its Subsidiaries', the LLC's or any Partnership's Federal Taxpayer Identification Number. Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected liens and security interest in all the Collateral. Borrower also agrees promptly to notify the Agent if any material portion of the Collateral is damaged  or  destroyed.

6.18     PAYMENT  OF  INDEBTEDNESS.  Pay  the  Indebtedness  of Borrower and its
         -------------------------
Subsidiaries and other obligations, including Tax liabilities of Borrower and its Subsidiaries, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Borrower has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Change.

6.19     BOOKS  AND  RECORDS;  INSPECTION  AND  AUDIT  RIGHTS.
         ----------------------------------------------------

(a) Keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to the business and activities of Borrower and its Subsidiaries. Borrower will permit, and will cause each of its Subsidiaries to permit, any representatives designated by the Agent or any Lender to visit and inspect the properties of Borrower and its Subsidiaries, to examine and make extracts from their books and records, and to discuss their affairs, finances and condition with their officers and independent accountants, all at such reasonable times and as often as reasonably requested. Borrower shall pay any reasonable fees of such independent public accountant incurred in connection with the Agent's or such Lender's exercise of its rights pursuant to this Section. Furthermore, Borrower will permit the Agent or any Lender, or its agents, at the cost and expense of the Borrower, to enter upon the Mortgaged Properties and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof, and shall permit reasonable access to the field offices and other offices, including the principal place of business, of Borrower and its Subsidiaries to inspect and examine the Mortgaged Properties and the records of Borrower and its Subsidiaries with respect thereto.

(b)     Without  limiting  the  generality  of  SECTION  6.19(a),  permit  any
                                                ----------------
representatives designated by the Agent (including any consultants, accountants, engineers, lawyers and appraisers retained by the Agent) to conduct evaluations, inspections of the Borrowing Base Properties or of the Borrower's or any Approved Engineer's assessment of the condition or value thereof, all at such reasonable times and as often as reasonably requested. Borrower shall pay the reasonable fees and expenses of any representatives retained by the Agent to conduct any such evaluation or inspection.

6.20     USE  OF  PROCEEDS AND LETTERS OF CREDIT.  The proceeds of the Term Loan
         ---------------------------------------
and Advances will be used by Borrower, subject to the terms of SECTION 7.20 only
                                                               ------------
for (a) the payment of all of Borrower's indebtedness, liabilities and obligations under the Settlement Agreement and (b) the advancing of loans to the Pledging Subsidiaries in each instance in aggregate amounts at any one time outstanding not to exceed such Pledging Subsidiary's portion of the Borrowing Base. The Pledging Subsidiaries may use the proceeds of such loans from the Borrower for lawful corporate purposes of each Pledging Subsidiary. No part of the proceeds of the Term Loan or any Advance will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations G, U and X. Letters of Credit will be issued only to support normal and customary oil and gas operations undertaken by the Pledging Subsidiaries in the ordinary course of business.

6.21     FURTHER  ASSURANCES.
         -------------------

(a) Execute, and cause the appropriate Subsidiaries to execute, any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Agent may request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Loan Documents or the validity or priority of any such Lien, all at the expense of the Borrower. Borrower also agrees to provide to the Agent, from time to time upon request of the Agent, information which is in the possession of the Borrower or otherwise reasonably obtainable by it, satisfactory to the Agent as to the ownership of the Collateral, and the perfection and priority of the Liens created or intended to be created by the Loan Documents.

(b) Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Borrower or any of its Subsidiaries where permitted by law. A carbon, photographic or other reproduction of the Loan Documents or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c)     Without  limiting  any  other  provision of this SECTION 6.21, take such
                                                         ------------
actions and execute and deliver such documents and instruments as the Agent shall require to ensure that the Agent shall, at all times, have received currently effective, duly executed Loan Documents encumbering (i) the Gathering Systems and (ii) Oil and Gas Properties of Borrower and its Subsidiaries constituting 80% of the value of the Total Proved Developed Producing Reserves as reflected in the Initial Reserve Report (with accompanying letters in lieu of transfer orders) and satisfactory title evidence in form and substance reasonably acceptable to the Agent in its business judgment as to ownership of such Gathering Systems and Oil and Gas Properties.

(d) If the Agent shall determine that, as of the date of any Borrowing Base redetermination, Borrower shall have failed to comply with the preceding SECTION
                                                                         -------
6.21(c),  the  Agent  may  notify  the  Borrower in writing of such failure and,
-------
within thirty (30) days from and after receipt of such written notice by the Borrower, the Borrower shall cause the Pledging Subsidiaries or any other Subsidiary of Borrower to, execute and deliver to the Agent for the benefit of the Lender Group supplemental or additional Mortgages, in form and substance satisfactory to the Agent and its counsel, securing payment of the Obligations and covering additional Oil and Gas Properties of the Pledging Subsidiaries or such other Subsidiary not then encumbered by any Mortgage (together with current valuations, engineering reports, and title evidence (which title evidence shall be consistent with customarily accepted title information in the geographical region in which such additional Oil and Gas Properties are situated) applicable to the additional Oil and Gas Properties to be mortgaged and such other documents as the Agent may require, including opinions of counsel, each of which shall be in form and substance reasonably satisfactory to the Agent) such that the Agent shall have received currently effective duly executed Mortgages encumbering Oil and Gas Properties of Borrower or any of its Subsidiaries constituting at least 80% of the Total Proved Developed Producing Reserves (with accompanying letters in lieu of transfer orders) and satisfactory title evidence (which title evidence shall be consistent with customarily accepted title information in the geographical region in which such additional Oil and Gas
Properties are situated) as to ownership of such additional Oil and Gas Properties.

6.22     MAINTENANCE  AND  OPERATION  OF  BORROWING BASE PROPERTIES.  Consistent
         ----------------------------------------------------------
with  the  standards  of  a  reasonably  prudent  operator:

(a) maintain, develop, and operate the Borrowing Base Properties and the oil and gas gathering assets of Borrower and its Subsidiaries in a good and workmanlike manner, and observe and comply with all of the terms and provisions, express or implied, of all Hydrocarbon Interests relating to the Borrowing Base Properties so long as the Hydrocarbon Interests are capable of producing Hydrocarbons and accompanying elements in quantities and at prices providing for continued efficient and profitable operation of business;

(b) comply in all material respects with the Material Contracts and all other contracts and agreements applicable to or relating to the Borrowing Base Properties or the production and sale of Hydrocarbons and accompanying elements therefrom;

(c) at all times, maintain, preserve, and keep all operating Equipment used with respect to the Borrowing Base Properties, and oil and gas gathering assets of Borrower and its Subsidiaries in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of the operating Equipment shall at all times be properly preserved and maintained; and

(d) with respect to the Borrowing Base Properties, and oil and gas gathering assets of Borrower and its Subsidiaries which are operated by operators other than Borrower or its Subsidiaries, seek to enforce the operators' contractual obligations to maintain, develop, and operate such properties subject to the applicable operating agreements.


6.23     COLLATERAL  VALUE.  Within  sixty  (60)days  after  a Reserve Report or
         -----------------
other  report or information is delivered pursuant to SECTION 6.2 that shows the
                                                      -----------
Total Value is less than $175,000,000.00, either (a) execute, and/or cause to be executed and delivered to the Agent supplemental or additional Mortgages, in form and substance satisfactory to the Agent and its counsel, securing payment of the Obligations and covering other Oil and Gas Properties directly owned by Borrower, one or more of the Pledging Subsidiaries or any other Subsidiary of Borrower which are not then covered by any Mortgage and having a value (as determined by Agent in its sole discretion), in addition to the other Oil and Gas Properties already subject to a Mortgage, sufficient to cause the Total Value to exceed $175,000,000.00, or (b) reduce the Total Usage to an amount equal to 57% of the newly established Total Value.

6.24     OBLIGATION  TO  PAY.  Borrower  hereby  unconditionally promises to pay
         -------------------
Agent  for  the  benefit  of  the  Lenders,  in  accordance  with  the terms and conditions  of  this  Credit  Agreement  including,  without limitation, SECTION
                                                                         -------
2.6(d)  hereof,  the  Obligations,  and  to  pay  the Obligations in full on the
------
Maturity  Date.

6.25     INDENTURE.  Borrower  shall  perform  and  observe  all  the  terms and
         ---------
provisions of each of the Indenture Documents to be performed or observed by it, at the times and in the manner provided therein.

7.     NEGATIVE  COVENANTS.

     Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower will not, and will not permit any of its Subsidiaries to do any of the following:

7.1     INDEBTEDNESS.  Create,  incur,  assume,  permit, guarantee, or otherwise
        ------------
become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

(a) Indebtedness evidenced by this Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying
     Letters  of  Credit;

(b)     Indebtedness  of  Borrower  and  its  Subsidiaries set forth on SCHEDULE
                                                                        --------
5.20;
-----

(c)     refinancings,  renewals,  or  extensions of Indebtedness permitted under clause  (b)  of  this  SECTION  7.1 (and continuance or renewal of any Permitted
                       ------------
Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Agent's reasonable judgment, materially impair the prospects of repayment of the Obligations by Borrower or materially impair Borrower's creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended or add one or more of the Borrower's Subsidiaries or Affiliates as liable with respect thereto if such additional Subsidiary or Affiliate were not liable with respect to the original Indebtedness, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions, that, taken as a whole, are materially more burdensome or restrictive to the Borrower, and (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to Agent and the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness;

(d) Indebtedness of Borrower not secured by or subject to a Lien in respect of performance, completion, guarantee, surety, or similar bonds, banker's acceptances, bills of exchange, or letters of credit provided by Borrower in the ordinary course of its Energy Business provided that such Indebtedness does not exceed $2,000,000.00 in the aggregate at any one time outstanding;

(e) accounts payable or other obligations of Borrower and its Subsidiaries to trade creditors created in the ordinary course of its Energy Business in connection with the obtaining of goods and services provided that all such obligations and liabilities are paid within 60 days when due;

(f) Indebtedness of Borrower consisting of obligations in respect of purchase price adjustments, guaranties or indemnities in connection with the acquisition of assets or Permitted Dispositions;

(g) Nonrecourse Debt of any Unrestricted Subsidiary provided such Nonrecourse Debt is incurred in connection with an acquisition of assets by an Unrestricted Subsidiary permitted under SECTION 7.13;
                                            -------------

(h)     Unsecured  Indebtedness  of  the  Subsidiaries  to  Borrower;

(i)     Hedging  Obligations  of  the  Borrower  and its Subsidiaries, provided:
                                                                       ---------

(i) Hedging Obligations of Borrower and its Subsidiaries other than those of the Pledging Subsidiaries, the Partnerships, and the LLC and of the
Borrower relating thereto (which are subject to the restriction under (ii) below) shall only be under contracts entered into in the ordinary course of business for the purpose of limiting risks that arise in the ordinary course of business of Borrower and its Subsidiaries and not for the purpose of speculation; and

(ii) Hedging Obligations of the Pledging Subsidiaries, the Partnerships, and the LLC and of the Borrower relating thereto shall only be permitted to the extent set forth in Section 6.9;
                        ------------

(j) additional Indebtedness of Borrower not to exceed $5,000,000.00 in the aggregate during the term of this Agreement provided that the terms and conditions of such Indebtedness are reasonably satisfactory to Agent; and

(k) liabilities of Borrower resulting from the sale of Production Payments with respect to oil, gas, or mineral leases or interests (other than Borrowing Base Properties) to the extent Borrower does not transfer control of the interest sold to the buyer, and such liabilities are recorded in accordance with GAAP.

7.2     LIENS.  Create,  incur,  assume,  or  permit  to  exist,  directly  or
        -----
indirectly,  any  Lien  on  or  with  respect to any of its assets, of any kind,
        -
whether now owned or hereafter acquired, or any income or profits therefrom, except for:

(a) Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under SECTION 7.1(e) and so long as the replacement Liens only encumber
               --------------
those  assets  that  secured the refinanced, renewed, or extended Indebtedness);

(b) any Lien on Borrowing Base Properties existing on the date of this Agreement and set forth on SCHEDULE 7.2; provided that (i) such Lien shall not
                             ------------
apply to any other Property or asset of Borrower or any Subsidiary, and (ii) such Lien shall secure only those obligations which it secures on the date of this Agreement; and

(c) any Lien existing on any Property or asset prior to the acquisition thereof by the Borrower or any Subsidiary (other than Pledging Subsidiaries) or existing on any Property or asset of any Person that becomes a Subsidiary after the date of this Agreement prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be,
(ii) such Lien shall not apply to any other Property or assets of Borrower or any Subsidiary, and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary;

(d) Liens on fixed or capital assets acquired, constructed or improved by Borrower or any Subsidiary which do not constitute Collateral; provided that (i) such security interests secure Indebtedness permitted by clause (j) of SECTION
                                                                         -------
7.1,  (ii)  such  security  interests  and  the Indebtedness secured thereby are
---
incurred prior to or within 90 days after such acquisition or the completion of such asset, (iii) the Indebtedness secured thereby does not exceed 75% of the cost of acquiring or improving such Oil and Gas Property or fixed or capital asset, and (iv) such Lien does not apply to any other Property or assets of the Borrower or any of its Subsidiaries.

(e)     Liens  securing  Non-Recourse Debt permitted by SECTION 7.1 provided the
                                                        -----------
Lien is limited to the assets acquired by the Unrestricted Subsidiary with the proceeds of the Non-Recourse Debt.

7.3     RESTRICTIONS  ON  FUNDAMENTAL  CHANGES.
        --------------------------------------

(a) Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock, except to the extent permitted by the terms of SECTION 7.11.
           -------------

(b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution).

(c) Convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets.

7.4     DISPOSAL  OF  ASSETS.  Other  than Permitted Dispositions, convey, sell,
        --------------------
lease, license, assign, transfer, or otherwise dispose of any of the assets of Borrower or any of its Subsidiaries.

7.5     CHANGE  NAME.  Change  Borrower's  or  any  Subsidiaries'  name,  FEIN,
        ------------
corporate structure or identity, or add any new fictitious name; provided, however, that Borrower or any of its Subsidiaries may change its name upon at least 30 days prior written notice by Borrower to Agent of such change and so long as, at the time of such written notification, Borrower or any such Subsidiary provides any financing statements or fixture filings necessary to perfect and continue perfected Agent's Liens.

7.6     GUARANTEE.  Guarantee or otherwise become in any way liable with respect
        ---------
to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Borrower or which are transmitted or turned over to Agent; provided, however, that Borrower may execute guarantees of Indebtedness of its Subsidiaries to the extent the Indebtedness of such Subsidiary is permitted by the terms of this Agreement.

7.7     NATURE  OF  BUSINESS.  Make  any  change  in  the  principal  nature  of
        --------------------
Borrower's  or  any  Subsidiaries'  business.

7.8     PREPAYMENTS  AND  AMENDMENTS.
        ----------------------------

(a)     Except  in  connection  with  a refinancing permitted by SECTION 7.1(c),
                                                                 --------------
prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Borrower or any of its Subsidiaries, other than the Obligations in accordance with this Agreement.

(b)     Except  in  connection  with  a refinancing permitted by SECTION 7.1(c),
                                                                 --------------
directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under SECTIONS 7.1(b);
                                                                ---------------
provided, however, so long as no Default or Event of Default exists, Borrower may redeem or repurchase the Subordinated Notes.

7.9     CHANGE  OF  CONTROL.  Cause,  permit, or suffer, directly or indirectly,
        -------------------
any  Change  of  Control.

7.10     INTENTIONALLY  DELETED.
         ----------------------

7.11     DISTRIBUTIONS.  Other  than distributions or declaration and payment of
         -------------
dividends by a Subsidiary to Borrower, make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of Borrower's Stock, of any class, whether now or hereafter outstanding; provided, however, so long as no Default or Event of Default has occurred and is continuing, the foregoing restrictions shall not apply to:

(a) Borrower's paying cash dividends in an aggregate not exceeding $12,000,000.00 during the term of this Agreement;

(b) any Subsidiary paying cash dividends to the Borrower or any other Subsidiary at such times and in such amounts during any fiscal year, as shall be necessary to permit Borrower to discharge its permitted liabilities;

(c) Borrower's repurchasing common and Class A stock of Borrower owned by employees who terminate their employment or whose employment is terminated by Borrower consistent with the existing programs between the Borrower and its employees in an amount which when added to the amounts expended by Borrower pursuant to SECTION 7.11(d) does not exceed $2,000,000.00 in any twelve (12)
              ---------------
month  period;  and

(d) Borrower's repurchasing common and Class A stock of Borrower owned by officers, employees and directors of Borrower consistent with existing programs and practices of Borrower in an amount which when added to the amounts expended by Borrower pursuant to SECTION 7.11(c) does not exceed $2,000,000.00 in any
                            ---------------
twelve  (12)  month  period.

7.12     ACCOUNTING  METHODS.  Modify  or change its method of accounting (other
         -------------------
than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of the accounting records of Borrower and its Subsidiaries without said accounting firm or service bureau agreeing to provide Agent information regarding the Collateral or the financial condition of the Borrower and its Subsidiaries.

7.13     INVESTMENTS.  Directly  or  indirectly, make or acquire any Investment,
         -----------
or incur any liabilities (including contingent obligations) for or in connection with any Investment, except:

(a)     Permitted  Investments;

(b) unsecured loans and advances (including loans and advances made by Borrower to Pledging Subsidiaries with the proceeds of the Term Loan and Advances) from Borrower to the Pledging Subsidiaries provided that (i) each Pledging Subsidiary executes and delivers to Borrower a promissory note (the "INTERCOMPANY NOTES") evidencing such loans and advances payable to the order of
-------------------
Borrower, all in form, scope, and content acceptable to Agent, and (ii) Borrower pledges and assigns the Intercompany Notes to Agent as security for the payment of the Obligations pursuant to the Borrower's Security Agreement and endorses the Intercompany Notes to the order of Agent, all in a form and manner satisfactory to Agent;

(c) Investments by Borrower and/or any Subsidiary made or entered into in the ordinary course of the Energy Business; provided:

          (i) immediately before and immediately after giving effect to the Investment, Excess Availability exceeds $10,000,000.00; and

          (ii) immediately before and immediately after giving effect to the Investment, no Default or Event of Default exists;

(d) capital expenditures by Borrower and the Subsidiaries with respect to the assets used or useful in the Energy Business conducted by Borrower and the Subsidiaries, to the extent permitted by SECTION 7.20(b);
                                               ----------------

(e)     Investments  by  Borrower  in  its  Subsidiaries;

(f) Investments by an Unrestricted Subsidiary with the proceeds of Non-Recourse Debt; and

(g) Investments of Borrower and the Subsidiaries existing as of the date of this Agreement and reflected on SCHEDULE 7.13.
                                     --------------

7.14     TRANSACTIONS  WITH  AFFILIATES.  Directly  or  indirectly enter into or
         ------------------------------
permit to exist any transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms, that are fully disclosed to Lender, and that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-Affiliate; provided, however, that Borrower and its Subsidiaries may engage in drilling program transactions with Borrower's officers, employees and directors consistent with past practices of Borrower.

7.15     SUSPENSION.  Suspend  or  go  out  of  a  substantial  portion  of  its
         ----------
business.

7.16     INTENTIONALLY  DELETED.
         ----------------------

7.17     USE  OF  PROCEEDS.  Use  the proceeds of the Term Loan and the Advances
         -----------------
for any purpose other than (a) on the Closing Date, to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, only for the purposes set forth in SECTION 6.20.
                                                       -------------

7.18     CHANGE  IN  LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT
         -----------------------------------------------------------------------
WITH  BAILEES.  Relocate  its  chief  executive office to a new location without
-------------
Borrower providing 30 days prior written notification thereof to Agent and so long as, at the time of such written notification, the Borrower or applicable Subsidiary provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens and also provides to Agent a Collateral Access Agreement with respect to such new location.

7.19     SECURITIES  ACCOUNTS.  Establish  or  maintain  any  Securities Account
         --------------------
unless Agent shall have received a Control Agreement in respect of such Securities Account. Borrower will not transfer, and will not permit any of its Subsidiaries to transfer, assets out of any Securities Account; provided, however, that, so long as no Event of Default has occurred and is continuing or would result therefrom, Borrower may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement.

7.20     FINANCIAL  COVENANTS.
         --------------------

(a)     Fail  to  maintain:

          (i) Minimum EBITDAX. EBITDAX in an amount equal to or greater than $30,000,000.00 at the close of each fiscal quarter of Borrower after the date hereof. Compliance of the foregoing covenant will be tested quarterly on a rolling four quarter basis.

          (ii) Book Net Worth. Book Net Worth of at least $32,000,000 at the close of each fiscal quarter of Borrower after the date hereof. Compliance of the foregoing covenant will be tested quarterly.

(b)     Make:

          (i) Capital Expenditures. Upon Excess Availability falling below $10,000,000.00, capital expenditures in any fiscal year of Borrower in an amount in excess of 120% of the Projections for such fiscal year delivered to Agent in accordance with the terms of this Agreement and approved by Agent.

7.21     INTENTIONALLY  DELETED.
         ----------------------

AMENDMENTS  TO  INDENTURE.  Amend  or otherwise modify the Subordinated Notes or
-------------------------
the Indenture in any respect or permit any such amendment or modification which would (a) change any provision relating to guaranties of the Subordinated Notes,
(b) provide for any collateral to secure the Subordinated Notes, or (c) change any provision relating to the subordination of the Subordinated Notes or any guaranties thereof.

8.     EVENTS  OF  DEFAULT.

     Any one or more of the following events shall constitute an event of default (each, an "EVENT OF DEFAULT") under this Agreement:

8.1 If Borrower or any of its Subsidiaries fails to pay when due and payable or when declared due and payable, all or any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Agent or any member of the Lender Group, reimbursement of Lender Expenses, or other amounts constituting Obligations);

8.2 If Borrower or any of its Subsidiaries fails to perform, keep, or observe (a) any term, provision, condition, covenant, or agreement contained in SECTIONS 6.1, 6.2, 6.3, 6.6, 6.7, 6.10, 6.11, 6.12, 6.14, 6.15, 6.16, 6.17,
--------------------------------------------------------------------------------
6.19, 6.21, OR 6.22 of this Agreement and such failure continues for a period of
-------------------
fifteen (15) days after the date of failure; or (b) any other term, provision, condition, covenant, or agreement in this Agreement or any of the other Loan Documents;

8.3 If any material portion of Borrower's or any of its Subsidiaries' assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person;

8.4 If an Insolvency Proceeding is commenced by Borrower or any of its Subsidiaries;

8.5 If an Insolvency Proceeding is commenced against Borrower or any of its Subsidiaries, and any of the following events occur: (a) the Borrower or any Subsidiary consents to the institution of the Insolvency Proceeding against it,
(b) the petition commencing the Insolvency Proceeding is not timely controverted; provided, however, that during the pendency of such period, each member of the Lender Group shall be relieved of its obligations to extend credit hereunder, (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Agent (including any successor agent) and each other member of the Lender Group shall be relieved of its obligation to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower or any of its Subsidiaries, or (e) an order for relief shall have been entered therein;

8.6 If Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

8.7 If a notice of Lien, levy, or assessment is filed of record with respect to any Borrower's or any of its Subsidiaries' assets by the United States, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon Borrower's or any of its Subsidiaries' assets and the same is not paid before such payment is delinquent;

8.8 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of Borrower's or any of its Subsidiaries' assets;

8.9 If there is a default in any material agreement to which Borrower or any of its Subsidiaries is a party and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of the Borrower's or its Subsidiaries' obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein;

8.10 If Borrower or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

8.11 If any misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or Record made to the Lender Group by Borrower, its Subsidiaries, or any officer, employee, agent, or director of Borrower or any of its Subsidiaries;

8.12     INTENTIONALLY  DELETED;
         ----------------------

8.13 If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby;

8.14 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower or any of its Subsidiaries, or a proceeding shall be commenced by Borrower or any of its Subsidiaries, or by any Governmental Authority having jurisdiction over Borrower or any of its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or Borrower or any of its Subsidiaries shall deny that Borrower or such Subsidiary has any liability or obligation purported to be created under any Loan Document; or

8.15 Any event, circumstance, or condition occurs which constitutes an event of default under any of the Indenture Documents.

9.     THE  LENDER  GROUP'S  RIGHTS  AND  REMEDIES.

9.1     RIGHTS  AND REMEDIES.  Upon the occurrence, and during the continuation,
        --------------------
of an Event of Default, the Required Lenders (at their election but without notice of their election and without demand) may authorize and instruct Agent to do any one or more of the following on behalf of the Lender Group (and Agent, acting upon the instructions of the Required Lenders, shall do the same on behalf of the Lender Group), all of which are authorized by Borrower:

(a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in SECTION
                                                                         -------
8.4  or  SECTION 8.5, all Commitments shall automatically and immediately expire
         -----------
and all Obligations shall automatically become immediately due and payable without notice or demand of any kind;

(b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between any Obligor and the Lender Group;

(c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender Group, but without affecting any of the Agent's Liens in the Collateral and without affecting the Obligations;

(d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Agent considers advisable, and in such cases, Agent will credit the Loan Account with only the net amounts received by Agent in payment of such disputed Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

(e) Without notice to or demand upon Borrower, make such payments and do such acts as Agent considers necessary or reasonable to protect its liens and security interests in the Collateral;

(f) Without notice to Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by the Lender Group (including any amounts received in the Cash Management Accounts), or (ii) Indebtedness at any time owing to or for the credit or the account of Borrower held by the Lender Group;

(g) Hold, as cash collateral, any and all balances and deposits of Borrower held by the Lender Group, and any amounts received in the Cash Management
Accounts,  to  secure  the  full  and final repayment of all of the Obligations;

(h) Pursue any and all remedies afforded Agent and/or the Lender Group under the Loan Documents; and

(i) The Lender Group shall have all other rights and remedies available to it at law or in equity pursuant to any other Loan Documents.

9.2     REMEDIES  CUMULATIVE.  The rights and remedies of the Lender Group under
        --------------------
this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

10.     TAXES  AND  EXPENSES.

     If Borrower fails to pay any monies (whether taxes, royalties, overriding royalties, operating costs or expenses, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its sole discretion and without prior notice to Borrower, may do any or all of the following: (a) make payment of the same or any part thereof, (b) set up such reserves in Borrower's Loan Account as Agent deems necessary to protect the Lender Group from the exposure created by such failure, or (c) in the case of the failure to comply with SECTION 6.8 hereof,
                                                             -----------
obtain  and maintain insurance policies of the type described in SECTION 6.8 and
                                                                 -----------
take any action with respect to such policies as Agent deems prudent. Any such amounts paid by Agent shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11.     WAIVERS;  INDEMNIFICATION.

11.1    DEMAND;  PROTEST.  Borrower  waives  demand, protest, notice of protest,
        ----------------
notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which Borrower may in any way be liable.

11.2    THE  LENDER  GROUP'S  LIABILITY  FOR COLLATERAL.  Borrower hereby agrees
        -----------------------------------------------
that: (a) so long as the Lender Group complies with its obligations, if any, under the Code, Agent shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

11.3    INDEMNIFICATION.  Borrower  shall  pay,  indemnify, defend, and hold the
        ---------------
Agent-Related Persons, the Lender-Related Persons with respect to each Lender, each Participant, and each of their respective officers, directors, employees, agents, and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Borrower's and its Subsidiaries' compliance with the terms of the Loan Documents, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"). The foregoing to the contrary notwithstanding, Borrower shall have no obligation to any Indemnified Person under this SECTION
                                                                         -------
11.3  with  respect  to  any  Indemnified  Liability  that  a court of competent
----
jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

12.     NOTICES.

     Unless otherwise provided in this Agreement, all notices or demands by Borrower or Agent to the other relating to this Agreement or any other Loan
Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Borrower or Agent, as applicable, may designate to each other in accordance herewith), or telefacsimile to Borrower in care of Borrower or to Agent, as the case may be, at its address set forth below:

If  to  Borrower:     Energy  Corporation  of  America
                      4643  South  Ulster  Street,  Suite  1100
                      Denver,  Colorado  80237
                      Attn:  Michael  S.  Fletcher
                      Fax  No.  303.694.2763

with  copies  to:     Goodwin  &  Goodwin,  LLP
                      330  Summers  Street,  Suite  1500
                      Charleston,  West  Virginia  25301-1678
                      Attn:  Tammy  J.  Owen,  Esq.
                      Fax  No.  304.344.9692

If  to  Agent:        WELLS  FARGO  FOOTHILL,  INC.
                      2450  Colorado  Avenue
                      Suite  3000  West
                      Santa  Monica,  California  90404
                      Attn:  Business  Finance  Division  Manager
                      Fax  No.  310.453.7443
with  copies  to:     Wells  Fargo  Foothill,  Inc.
                      400  Northpark  Town  Center
                      1000  Abernathy  Road,  Suite  1450
                      Atlanta,  Georgia  30328
                      Attn:  Business  Division  Manager
                      Fax  No.  770.508.1375

with  copies  to:     Munsch  Hardt  Kopf  &  Harr,  P.C.
                      4000  Fountain  Place
                      1445  Ross  Avenue
                      Dallas,  Texas  75202-2790
                      Attn:  William  A.  Lang,  Esq.
                      Fax  No.  214.855.7584

Agent and Borrower may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this SECTION 12, other
                                                               ----------
than notices by Agent in connection with enforcement rights against the Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by the Lender Group in connection with the exercise of enforcement rights against Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

13.     CHOICE  OF  LAW  AND  VENUE;  JURY  TRIAL  WAIVER.

(a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF FULTON, STATE OF GEORGIA, PROVIDED, HOWEVER, THAT ANY
                                                     --------  -------
SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM
                                                                           -----
NON  CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN
---  ----------
ACCORDANCE  WITH  THIS  SECTION  13(b).
                        --------------

BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14.     ASSIGNMENTS  AND  PARTICIPATIONS;  SUCCESSORS.

14.1     ASSIGNMENTS  AND  PARTICIPATIONS.
        --------------------------------

(a)     Except  as provided in SECTION 14.1(h), any Lender may, with the written
                               ---------------
consent of Agent (provided that no written consent of Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee), assign and delegate to one or more assignees (each an "ASSIGNEE") all, or any ratable part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $10,000,000; provided, however, that Borrower
                                                --------  -------
and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Borrower and Agent an Assignment and Acceptance in form and substance satisfactory to Agent, and (iii) the assignor Lender or Assignee has paid to Agent for Agent's separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Agent shall not be required (and payment of any fees shall not be required) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender.

(b) From and after the date that Agent notifies the assignor Lender (with a copy to Borrower) that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to SECTION
                                                                         -------
11.3  hereof)  and be released from its obligations under this Agreement (and in
----
the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall affect a novation between Borrower and the Assignee.

(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto,
(2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance,
(4) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (5) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement as are delegated to Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, and (6) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance and receipt and acknowledgment by Agent of such fully executed Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

(e) Any Lender may at any time, with the written consent of Agent, sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a "PARTICIPANT") participating interests in its Obligations, the Commitment, and the other rights and interests of that Lender (the "ORIGINATING LENDER") hereunder and under the other Loan Documents (provided that no written consent of Agent shall be required in connection with any sale of any such participating interests by a Lender to an Eligible Transferee); provided, however, that (i) the Originating Lender shall remain a
              --------   -------
"Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums; and (v) all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrower, the Collections, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.

(f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose all documents and information which it now or hereafter may have relating to Borrower or Borrower's business.

(g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

(h) Prior to the occurrence of an Event of Default, Foothill in its capacity as Lender, shall at all times maintain at least 66 2/3% of the outstanding Obligations.

14.2    SUCCESSORS.  This  Agreement  shall bind and inure to the benefit of the
        ----------
respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to SECTION 14.1 hereof and, except as expressly required pursuant to
              -------------
SECTION  14.1  hereof,  no  consent  or  approval  by  Borrower  is  required in
-------------
connection  with  any  such  assignment.

15.     AMENDMENTS;  WAIVERS.

15.1    AMENDMENTS AND WAIVERS.  No amendment or waiver of any provision of this
        ----------------------
     Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders affected thereby and Borrower and acknowledged by Agent, do any of the following:

(a)     increase  or  extend  any  Commitment  of  any  Lender,

(b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

(c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

(d) change the percentage of the Commitments that is required to take any action hereunder,

(e) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders,

(f)     release  Collateral  other  than  as  permitted  by  SECTION  16.12,
                                                             --------------

(g)     change  the  definition  of  "Required  Lenders",

(h)     contractually  subordinate  any  of  the  Agent's  Liens,

(i)     release  Borrower  from  any  obligation  for  the  payment  of  money,

(j)    change  the  definition  of  Borrowing Base or change SECTION 2.1(b), or
                                                              --------------

(k)     amend  any  of  the  provisions  of  SECTION  16.
                                             -----------

and,  provided  further,  however,  that  no amendment, waiver or consent shall,
      -----------------   -------
unless in writing and signed by Agent, Issuing Lender, or Swing Lender, affect the rights or duties of Agent, Issuing Lender, or Swing Lender, as applicable, under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrower, shall not require consent by or the agreement of Borrower.

15.2    REPLACEMENT  OF HOLDOUT LENDER.  If any action to be taken by the Lender
        ------------------------------
Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders, and a Lender ("HOLDOUT LENDER") fails to give its consent, authorization, or agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the
Holdout  Lender  with  one  or  more  substitute  Lenders  (each, a "REPLACEMENT
LENDER"), and the Holdout Lender shall not have the right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.
     Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. The replacement of any Holdout Lender shall be made in accordance with the terms of SECTION 14.1. Until such time as
                                               ------------
the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit.

15.3    NO  WAIVERS;  CUMULATIVE REMEDIES.  No failure by Agent or any Lender to
        ---------------------------------
exercise any right, remedy, or option under this Agreement or, any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by
     Agent or any Lender on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by Borrower of any provision of this Agreement. Agent's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.

16.     AGENT;  THE  LENDER  GROUP.

16.1    APPOINTMENT  AND  AUTHORIZATION OF AGENT.  Each Lender hereby designates
        ----------------------------------------
and appoints Foothill as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this SECTION 16. The
                                                           ----------
provisions  of  this  SECTION  16  are  solely for the benefit of Agent, and the
                      -----------
Lenders, and Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only, that Foothill is merely the representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management accounts as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrower, the Obligations, the Collateral, the Collections, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

16.2    DELEGATION  OF  DUTIES.  Agent  may execute any of its duties under this
        ----------------------
Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

16.3    LIABILITY  OF  AGENT.  None  of  the  Agent-Related Persons shall (i) be
        --------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower or any Subsidiary or Affiliate of Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Books or properties of Borrower or the books or records or properties of Borrower's Subsidiaries or Affiliates.

16.4   RELIANCE  BY AGENT.  Agent shall be entitled to rely, and shall be fully
        ------------------
protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

16.5    NOTICE  OF  DEFAULT  OR  EVENT OF DEFAULT.  Agent shall not be deemed to
        -----------------------------------------
have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to SECTION 16.4, Agent shall take
                                                  ------------
such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with SECTION 9; provided, however, that
                                              ---------
unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

16.6     CREDIT  DECISION.  Each  Lender  acknowledges  that  none  of  the
        ----------------
Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrower and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

16.7    COSTS  AND  EXPENSES;  INDEMNIFICATION.  Agent  may incur and pay Lender
        --------------------------------------
Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, reasonable attorneys fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrower is obligated to reimburse Agent or Lenders for such expenses pursuant to the Credit Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from Collections received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses from Collections received by Agent, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do
so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder.
Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's ratable share of any costs or out-of-pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

16.8    AGENT  IN  INDIVIDUAL  CAPACITY.  Foothill  and  its Affiliates may make
        -------------------------------
loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrower and its Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though Foothill were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, Foothill or its Affiliates may receive information regarding Borrower or its Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms "LENDER" and "LENDERS" include Foothill in its individual capacity.

16.9    SUCCESSOR  AGENT.  Agent  may resign as Agent upon 45 days notice to the
        ----------------
Lenders. If Agent resigns under this Agreement, the Required Lenders shall appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION
                                                                         -------
16  shall inure to its benefit as to any actions taken or omitted to be taken by
--
it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.

16.10     LENDER  IN  INDIVIDUAL  CAPACITY.  Any  Lender  and  its  respective
         --------------------------------
Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrower and its Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrower or its Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them. With respect to the Swing Loans and Agent Advances, Swing Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the sub-agent of the Agent.

16.11     WITHHOLDING  TAXES.
          ------------------

(a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the IRC and such Lender claims exemption from, or a reduction of,
     U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Agent and Borrower, to deliver to Agent and
Borrower:

          (i) if such Lender claims an exemption from withholding tax pursuant to its portfolio interest exception, (a) a statement of the Lender, signed under penalty of perjury, that it is not a (I) "bank" as described in Section 881(c)(3)(A) of the IRC, (II) 10% shareholder (within the meaning of Section 881(c)(3)(B) of the IRC), or (III) controlled foreign corporation described in Section 881(c)(3)(C) of the IRC, and (B) a properly completed IRS Form W-8BEN, before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Borrower;

          (ii) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Form W-8BEN before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Borrower;

          (iii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the first payment of any interest is due under this Agreement and at any other time reasonably requested by Agent or Borrower;

          (iv) such other form or forms as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees promptly to notify Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender, such Lender agrees to notify Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Lender. To the extent of such percentage amount, Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

(c) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

(e) All payments made by Borrower hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense, except as required by applicable law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments (but excluding, any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (i) measured by or based on the net income or net profits of a Lender, or (ii) to the extent that such tax results from a change in the circumstances of the Lender, including a change in the residence, place of organization, or principal place of business of the Lender, or a change in the branch or lending office of the Lender participating in the transactions set forth herein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "TAXES"). If any Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this SECTION 16.11(e)
                                                                ----------------
after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrower shall not
                                      --------  -------
be required to increase any such amounts payable to Agent or any Lender (i) that is not organized under the laws of the United States, if such Person fails to comply with the other requirements of this SECTION 16.11, or (ii) if the
                                                  --------------
increase in such amount payable results from Agent's or such Lender's own willful misconduct or gross negligence. Borrower will furnish to Agent as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrower.

16.12     COLLATERAL  MATTERS.
         -------------------

(a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrower certifies to Agent that the sale or disposition is permitted under SECTION 7.4
                                                                     -----------
of this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which Borrower does not own any interest at the time the security interest was granted or at any time thereafter, or (iv) constituting property leased to Borrower under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders. Upon request by Agent or Borrower at any time, the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this SECTION 16.12; provided, however, that (1) Agent
                                -------------  --------  -------
shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrower in respect of) all interests retained by Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Borrower or any of its Subsidiaries or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

16.13     RESTRICTIONS  ON  ACTIONS  BY  LENDERS;  SHARING  OF  PAYMENTS.
         --------------------------------------------------------------

(a) Each of the Lenders agrees that it shall not, without the express consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations, any amounts owing by such Lender to any Borrower or any deposit accounts of Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

(b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender's ratable portion of all such distributions by Agent, such Lender promptly shall (1) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

16.14    AGENCY  FOR PERFECTION.  Agent hereby appoints each other Lender as its
         ----------------------
agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent's Liens in assets which, in accordance with Article 9 of the Code can be perfected only by possession. Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in  accordance  with  Agent's  instructions.

16.15    PAYMENTS  BY AGENT TO THE LENDERS.  All payments to be made by Agent to
         ---------------------------------
the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest of the Obligations.

16.16    CONCERNING  THE  COLLATERAL AND RELATED LOAN DOCUMENTS.  Each member of
         ------------------------------------------------------
the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Lender Group. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

16.17    FIELD  AUDITS  AND EXAMINATION REPORTS; CONFIDENTIALITY; DISCLAIMERS BY
         -----------------------------------------------------------------------
LENDERS;  OTHER REPORTS AND INFORMATION.  By becoming a party to this Agreement,
 --------------------------------------
each  Lender:

(a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "REPORT" and collectively, "REPORTS") prepared by Agent, and Agent shall so furnish each Lender with such Reports,

(b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrower and will rely significantly upon the Books, as well as on representations of Borrower's personnel,

(d) agrees to keep all Reports and other material, non-public information regarding Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by Borrower that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual Assignee or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender's rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or Participants, or (d) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however,
                                                              --------  -------
that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof, and

(e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrower; and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrower to Agent that has not been contemporaneously provided by Borrower to such Lender, and, upon receipt of such request, Agent shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrower, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Borrower, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

16.18    SEVERAL OBLIGATIONS; NO LIABILITY.  Notwithstanding that certain of the
         ---------------------------------
     Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in SECTION 16.7, no member of the Lender Group shall
                               ------------
have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

16.19    BANK  PRODUCT  PROVIDERS.  Each Bank Product Provider shall be deemed a
         ------------------------
party hereto for purposes of any reference in a Loan Document to the parties for whom Agent is acting; it being understood and agreed that the rights and benefits of such Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider's right to share in payments and collections out of the Collateral as more fully set forth herein. In connection with any such distribution of payments and collections, Agent shall be entitled to assume no amounts are due to any Bank Product Provider unless such Bank Product Provider has notified Agent in writing of the amount of any such liability owed to it prior to such distribution.

16.20    LEGAL  REPRESENTATION  OF  AGENT.  In  connection with the negotiation,
         --------------------------------
drafting, and execution of this Agreement and the other Loan Documents, or in connection with future legal representation relating to loan administration, amendments, modifications, waivers, or enforcement of remedies, Munsch Hardt Kopf & Harr, P.C. ("MUNSCH HARDT") only has represented and only shall represent Foothill in its capacity as Agent and as a Lender. Each other Lender hereby acknowledges that Munsch Hardt does not represent it in connection with any such matters.

17.     GENERAL  PROVISIONS.

17.1    EFFECTIVENESS.  This  Agreement  shall  be  binding and deemed effective
        -------------
when executed by Borrower, Agent, and each Lender whose signature is provided for on the signature pages hereof.

17.2    SECTION  HEADINGS.  Headings  and numbers have been set forth herein for
        -----------------
convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

17.3    INTERPRETATION.  Neither this Agreement nor any uncertainty or ambiguity
        --------------
herein shall be construed or resolved against the Lender Group or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

17.4    SEVERABILITY  OF  PROVISIONS.  Each provision of this Agreement shall be
        ----------------------------
severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

17.5    AMENDMENTS  IN WRITING.  This Agreement only can be amended by a writing
        ----------------------
in  accordance  with  SECTION  15.1.
                      -------------

17.6    COUNTERPARTS;  TELEFACSIMILE  EXECUTION.  This Agreement may be executed
        ---------------------------------------
in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

17.7    REVIVAL  AND REINSTATEMENT OF OBLIGATIONS.  If the incurrence or payment
        -----------------------------------------
of the Obligations by Borrower or the transfer to the Lender Group of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "VOIDABLE TRANSFER"), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrower automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

17.8    CONFIDENTIALITY.  Agent  and  Lenders each individually (and not jointly
        ---------------
or jointly and severally) agree that material, non-public information regarding Borrower and its Subsidiaries, their operations, assets, and existing and contemplated business plans shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (a) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group, (b) to Subsidiaries and Affiliates of any member of the Lender Group (including the Bank Product Providers), provided that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this SECTION 17.8, (c) as may be required by statute, decision, or
                   ------------
judicial or administrative order, rule, or regulation, (d) as may be agreed to in advance by Borrower or its Subsidiaries or as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, (e) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders), (f) in connection with any assignment, prospective assignment, sale, prospective sale, participation or prospective participations, or pledge or prospective pledge of any Lender's interest under this Agreement, provided that any such assignee, prospective assignee, purchaser, prospective purchaser, participant, prospective participant, pledgee, or prospective pledgee shall have agreed in writing to receive such information hereunder subject to the terms of this Section, and (g) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents. The provisions of this SECTION 17.8 shall survive for
                                                  ------------
2  years  after  the  payment  in  full  of  the  Obligations.

17.9    INTEGRATION.  This  Agreement,  together  with the other Loan Documents,
        -----------
reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.
17.10    LICENSE  TO GATHERING SYSTEMS.  In the event that the Gathering Systems
         -----------------------------
are foreclosed upon pursuant to the Mortgages, Agent, on behalf of Lenders, hereby grants to each Pledging Subsidiary a non-royalty bearing license to transport Hydrocarbons produced from Wells not included within the Mortgaged Properties under any then existing agreement regarding transport and for the life of such transportation agreement or in the absence of a written agreement consistent with the past practices and customs of the parties in the industry.

17.11    AGENCY  OF  THE  BORROWER  FOR  EACH  PLEDGING SUBSIDIARY.  Each of the
         ---------------------------------------------------------
Pledging Subsidiaries irrevocably appoints the Borrower as its agent for all purposes relevant to this Agreement, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein (including, without limitation, execution and delivery to the Agent of Reserve Reports and all modifications hereto). Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Borrower and the Pledging Subsidiaries or acting singly, shall be valid and effective if given or taken only by the Borrower, whether or not any of the Pledging Subsidiaries joins therein, and the Agent and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the Borrower under this
SECTION  17.11,  provided  that  nothing  in  this SECTION 17.11 shall limit the
--------------                                     -------------
effectiveness of, or the right of the Agent and the Lenders to rely upon, any notice, document, instrument, certificate, acknowledgment, consent, direction, certification, or other action delivered by any Pledging Subsidiary pursuant to this Agreement.

17.12    DEVELOPMENT  PROJECTS.  Nothing  contained  in the Loan Documents shall
         ---------------------
prohibit any Pledging Subsidiary from developing any Oil and Gas Properties that do not constitute Collateral.

17.13    RESERVE ARBITRATION.  In the event of any dispute as to the amount of a
         -------------------
reserve  established  by  Agent  under  SECTION  2.1(b) clauses (i) through (vi)
                                        ---------------
inclusive, Agent and Borrower shall use good faith efforts to resolve any such dispute through full and meaningful discussions, which shall include one face-to-face meeting and a written exchange of positions. In the event this written exchange indicates that the dispute cannot be resolved, the dispute shall be referred to arbitration in the city of Atlanta, Georgia by one arbitrator (selected by the American Arbitration Association but having extensive work experience in establishing such type of reserves under oil and gas secured credit facilities), in accordance with the provisions set forth herein and the Commercial Arbitration Rules of the American Arbitration
Association then in effect. The decision of the arbitrator shall establish the amount of such reserve.


[Signature  page  to  follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                       ENERGY  CORPORATION  OF  AMERICA,
                                       a  West  Virginia  corporation


                                       By:         /s/ Michael S. Fletcher
                                           ----------------------------------
                                       Name:    Michael S. Fletcher
                                       Title:   Chief Financial Officer


                                        WELLS  FARGO  FOOTHILL,  INC.,
                                        a  California  corporation,
                                        as  Agent  and  as  a  Lender


                                       By:         /s/ Jeffrey Stanek
                                           ----------------------------------
                                       Name:    Jeffrey Stanek
                                       Title:   Senior Vice President


     For purposes of acknowledging agreement to the terms, provisions, and conditions of this Agreement (including, without limitation, the terms of
SECTION  17.11,  Eastern  American  and  A&W  are  executing  this  Agreement.
--------------

                                       EASTERN AMERICA ENERGY CORPORATION
                                       a  West  Virginia  corporation


                                       By:         /s/ Donald C. Supcoe
                                           ----------------------------------
                                       Name:    Donald C. Supcoe
                                       Title:   President


                                       ALLEGHENY & WESTERN ENERGY CORPORATION
                                       a  West  Virginia  corporation


                                       By:         /s/ Donald C. Supcoe
                                           ----------------------------------
                                       Name:    Donald C. Supcoe
                                       Title:   Vice President

                                   EXHIBIT A-1
                                   -----------

FORM  OF  ASSIGNMENT  AND  ACCEPTANCE  AGREEMENT

     This  ASSIGNMENT  AND  ACCEPTANCE  AGREEMENT  ("ASSIGNMENT  AGREEMENT")  is
                                                     ---------------------
entered  into  as of                between                     ("ASSIGNOR") and
                     --------------         -------------------   --------
("ASSIGNEE").  Reference  is made to the Agreement described in ITEM 2 of ANNEX
  --------                                                      ------    -----
I  annexed  hereto  (the "CREDIT AGREEMENT").  Capitalized terms used herein and
-                         ----------------
not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

1.     In  accordance  with the terms and conditions of SECTION 14 of the Credit
                                                        ----------
Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor's rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor's portion of the Total Commitments and the Revolver Commitments, all as specified in ITEM 4.B and ITEM 4.C of ANNEX I. After giving effect to such sale and
    ---------       ---------     -------
assignments, the Assignee's portion of the Total Commitments and Revolver Commitments will be as set forth in ITEM 4.B of ANNEX I. After giving effect to such sale and assignment, the Assignor's amount and portion of the Total Commitments and Revolver Commitments will be as set forth in ITEM 4.D and ITEM
                                                               --------     ----
4.E  of  ANNEX  I.
---      --------

2. The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

3. The Assignee (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance, as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents;
(c) confirms that it is eligible as an assignee under the terms of the Credit Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender[; and (f) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.]

4. Following the execution of this Assignment Agreement by the Assignor and Assignee, it will be delivered by the Assignor to the Agent for recording by the Agent. The effective date of this Assignment (the "SETTLEMENT DATE") shall be the later of (a) the date of the execution hereof by the Assignor and the Assignee, the payment by Assignor or Assignee to Agent for Agent's sole and separate account a processing fee in the amount of $5,000, and the receipt of any required consent of the Agent, and (b) the date specified in ITEM 5 of ANNEX
                                                                 ------    -----
I.
--

EXHIBIT A-1 - PAGE 1

5. Upon recording by the Agent, as of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

6. Upon recording by the Agent, from and after the Settlement Date, the Agent shall make all payments under the Credit Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees (if applicable) with respect thereto) to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor the Assigned Share (as set forth in ITEM
                                                                            ----
4.B  of  ANNEX  I)  of  the  principal amount of any outstanding loans under the
---      --------
Credit Agreement and the other Loan Documents. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Settlement Date directly between themselves on the Settlement Date.

7.     THIS  ASSIGNMENT  AGREEMENT  SHALL  BE  GOVERNED  BY,  AND  CONSTRUED AND
ENFORCED  IN  ACCORDANCE  WITH,  THE  LAWS  OF  THE  STATE  OF                 .
                                                              -----------------


[Remainder  of  page  left  intentionally  blank.]


EXHIBIT A-1 - PAGE 2

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and ANNEX I hereto to be executed by their respective officers
                --------
thereunto  duly  authorized,  as  of  the  first  date  above  written.

[NAME  OF  ASSIGNOR]

as  Assignor


By
  -------------------------

Title:
       --------------------



[NAME  OF  ASSIGNEE]

as  Assignee


By
  -------------------------

Title:
       --------------------



ACCEPTED  THIS        DAY
               ------
OF
  -----------------------
WELLS  FARGO  FOOTHILL,  INC.
AS  AGENT


By
  -------------------------

Title:
       --------------------


EXHIBIT A-1 - PAGE 3

ANNEX  FOR  ASSIGNMENT  AND  ACCEPTANCE  AGREEMENT

ANNEX  I

1.     Borrower:
2.     Name  and  Date  of  Credit  Agreement:

Amended and Restated Credit Agreement dated as of May __, 2004, among Borrower, the lenders signatory thereto as the Lenders, and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders.

3.     Date  of  Assignment  Agreement:
                                                                       ---------

4.     Amounts:

       a.  Assignor's Total Commitment                                $
                                                                       ---------
           Assignor's Revolver Commitment                             $
                                                                       ---------
           Assignor's Term Loan Commitment                            $
                                                                       ---------
       b.  Assigned Share of Total Commitment                                  %
                                                                      ---------
           Assigned Share of Revolver Commitment                               %
                                                                      ---------
           Assigned Share of Term Loan Commitment                              %
                                                                      ---------
       c.  Assigned Amount of Total Commitment                        $
                                                                       ---------
           Assigned Amount of Revolver Commitment                     $
                                                                       ---------
           Assigned Amount of Term Loan Commitment                    $
                                                                       ---------
       d.  Resulting Amount of Assignor's Total Commitment after
           giving effect to the sale and Assignment to Assignee       $
                                                                       ---------
           Resulting Amount of Revolver Commitment                    $
                                                                       ---------
           Resulting Amount of Term Loan Commitment                   $
                                                                       ---------
       e.  Assignor's Resulting Share of Total Commitment after
           giving effect to the Assignment to Assignee                         %
                                                                      ---------
           Assignor's Resulting Share of Revolver
           Commitment                                                          %
                                                                      ---------
           Assignor's Resulting Share of Term Loan
           Commitment                                                          %
                                                                      ---------

EXHIBIT A-1 - PAGE 4

5.     Settlement Date
                                                                      ---------
6.     Notice and Payment Instructions, etc.

       Assignee:                             Assignor:

7.     Agreed and Accepted:
       [ASSIGNOR]                            [ASSIGNEE]

       BY:                                   By:
       Title:                                Title:

Accepted:
WELLS FARGO FOOTHILL, INC., as Agent


By:
Title:


EXHIBIT A-1 - PAGE 5

                                   EXHIBIT C-1
                                   -----------
                        (Form of Compliance Certificate)

                           [on Borrower's letterhead]

To:     Wells  Fargo  Foothill,  Inc.,  as  Agent
        under  the  below-referenced  Credit  Agreement
        400  Northpark  Town  Center
        1000  Abernathy  Road,  Suite  1450
        Atlanta,  Georgia   30328
        Attn.:  Business  Finance  Division  Manager

     Re:     Compliance  Certificate  dated

Ladies  and  Gentlemen:

     Reference is made to that certain Amended and Restated Credit Agreement dated as of May , 2004 (the "CREDIT AGREEMENT") among Energy Corporation of
                  ---            ----------------
America,  a  West  Virginia  corporation (the "BORROWER"), the lender or lenders
                                               --------
signatory  thereto (the "LENDERS"), and Wells Fargo Foothill, Inc., a California
                         -------
corporation, as the arranger and administrative agent for the Lenders ("AGENT").
                                                                        -----
Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Pursuant  to SECTION 6.3 of the Credit Agreement, the undersigned officer of the
             -----------
Borrower  hereby  certifies  that:

1.     The  financial  information  of  the  Borrower  furnished  in  SCHEDULE 1
                                                                      ----------
attached hereto, has been prepared in accordance with GAAP (except for year end adjustments and the lack of footnotes, in the case of financial statements delivered under SECTION 6.3(a) of the Credit Agreement) and fairly presents in
                  --------------
all  material  respects  the  financial  condition  of  the  Borrower.

2. Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by the financial statements delivered pursuant to SECTION 6.3 of the
                                                              -----------
Credit  Agreement.

3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of
Default,  except  for  such  conditions  or events listed on SCHEDULE 2 attached
                                                             ----------
hereto, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking, or proposes to take with respect thereto.

4. The representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and

EXHIBIT C-1 - PAGE 1
warranties relate solely to an earlier date). Without limiting the generality of the foregoing, the Borrower is in compliance with the covenants contained in
SECTION  7.20  of  the  Credit  Agreement  as demonstrated on SCHEDULE 2 hereof.
-------------                                                 ----------
IN  WITNESS  WHEREOF, this Compliance Certificate is executed by the undersigned
this        day  of               ,  200    .
     ------        ---------------       ---

                                  ENERGY  CORPORATION  OF  AMERICA,
                                  a  West  Virginia  corporation,


                                  By:
                                        ---------------------------------
                                  Name:
                                        ---------------------------------
                                  Title:
                                        ---------------------------------


EXHIBIT C-1 - PAGE 2

                                   SCHEDULE  1
                                   -----------


EXHIBIT C-1 - SCHEDULE 1

                                   SCHEDULE  2
                                   -----------

1.     MINIMUM  EBITDAX.  Borrower's  EBITDAX  (on  a  consolidated basis), on a
       ----------------
rolling four-quarter basis ending _________, ________ is $______________, which amount [IS/IS NOT] greater than or equal to the amount set forth in SECTION
                                                                         -------
7.21(A)  of  the  Credit  Agreement  for  the  corresponding  period.
    ---

2.     BOOK NET WORTH.  Borrower's Book Net Worth (on a consolidated basis), for
       --------------
the  quarter  ending _________, ________ is $______________, which amount [IS/IS
NOT]  greater  than  or  equal  to the amount required in SECTION 7.20(A) of the
                                                          ---------------
Credit  Agreement  for  the  corresponding  period.

3.     MAXIMUM CAPITAL EXPENDITURES.  If applicable under SECTION 7.20(B) of the
       ----------------------------                       ---------------
Credit Agreement, the aggregate amount of capital expenditures made or committed to be made to date in the current fiscal year is $________________, which amount [IS/IS NOT] in excess of 120% of Projections set forth in SECTION 7.20(B) of the
                                                          ---------------
Credit  Agreement  for  the  corresponding  period.


EXHIBIT C-1 - SCHEDULE 2

                                   EXHIBIT I-1
                                   -----------
                   (Form of Indenture Compliance Certificate)

                           [on Borrower's letterhead]

To:     Wells  Fargo  Foothill,  Inc.,  as  Agent
        under  the  below-referenced  Credit  Agreement
        400  Northpark  Town  Center
        1000  Abernathy  Road,  Suite  1450
        Atlanta,  Georgia  30328
        Attn.:  Business  Finance  Division  Manager
     Re:     Indenture  Compliance  Certificate  dated

Ladies  and  Gentlemen:

     Reference is made to that certain Amended and Restated Credit Agreement dated as of May __, 2004 (the "CREDIT AGREEMENT") among Energy Corporation of
                                  ----------------
America,  a  West  Virginia  corporation (the "BORROWER"), the lender or lenders
                                               --------
signatory  thereto (the "LENDERS"), and Wells Fargo Foothill, Inc., a California
                         -------
corporation, as the arranger and administrative agent for the Lenders ("AGENT").
                                                                        -----
Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Pursuant  to SECTION 3.1 of the Credit Agreement, the undersigned officer of the
             -----------
Borrower  hereby  certifies  that:

1.     Borrower  has  requested a Term Loan in the amount of $_________________.

2. After giving effect to the requested Term Loan the outstanding balance of the Obligations is $__________________________.

3. After giving effect to the requested Term Loan, no Default or Event of Default under the Indenture has occurred and is continuing.

4. The Fixed Charge Coverage Ratio (as defined in the Indenture) for Borrower's most recently ended four full fiscal quarters is ____________, which amount [IS/IS NOT] greater than or equal to 2.5 to 1.0.

EXHIBIT I-1 - PAGE 1

     IN WITNESS WHEREOF, this Indenture Compliance Certificate is executed by the undersigned this _____ day of _______________, 200__.

                                 ENERGY  CORPORATION  OF  AMERICA,
                                 a  West  Virginia  corporation,


                                  By:
                                        ---------------------------------
                                  Name:
                                        ---------------------------------
                                  Title:
                                        ---------------------------------

EXHIBIT I-1 - PAGE 2

                                   EXHIBIT L-1
                                   -----------


                              FORM OF LIBOR NOTICE


Wells  Fargo  Foothill,  Inc.,  as  Agent
under  the  below  referenced  Credit  Agreement
2450  Colorado  Avenue
Suite  3000  West
Santa  Monica,  California  90404
Attention:

Ladies  and  Gentlemen:

     Reference is made to that certain Amended and Restated Credit Agreement dated as of May __, 2004 (the "CREDIT AGREEMENT") among Energy Corporation of
                                  ----------------
America,  a  West  Virginia  corporation (the "BORROWER"), the lender or lenders
                                               --------
signatory  thereto (the "LENDERS"), and Wells Fargo Foothill, Inc., a California
                         -------
corporation, as the arranger and administrative agent for the Lenders ("AGENT").
                                                                        -----
Capitalized terms used in this LIBOR Notice have the meanings set forth in the Credit Agreement unless specifically defined herein.

     This  LIBOR  Notice represents Borrower's request to elect the LIBOR Option
with  respect  to  outstanding  Advances  in  the amount of $               (the
"LIBOR  Rate  Advance")[, and is a written confirmation of the telephonic notice
     ----------------
of  such  election  given  to  Agent].

     Such  LIBOR  Rate  Advance  will  have  an Interest Period of 1, 3, 6 or 12
month(s)  commencing  on               .

This LIBOR Notice further confirms Borrower's acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Credit Agreement, of the LIBOR Rate as determined pursuant to the Credit Agreement.


EXHIBIT L-1 - PAGE 1

Borrower represents and warrants that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), and (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above.

                                    Dated:


                                  ENERGY  CORPORATION  OF  AMERICA,
                                  a  West  Virginia  corporation,


                                  By:
                                        ---------------------------------
                                  Name:
                                        ---------------------------------
                                  Title:
                                        ---------------------------------


                                  Acknowledged  by:
                                  WELLS  FARGO  FOOTHILL,  INC.
                                  as  Agent


                                  By:
                                        ---------------------------------
                                  Name:
                                        ---------------------------------
                                  Title:
                                        ---------------------------------


EXHIBIT L-1 - PAGE 2

                                  SCHEDULE C-1
                                  ------------

                                   COMMITMENTS



LENDER . . . . . . . . . .  REVOLVER COMMITMENT   TERM LOAN COMMITMENT   TOTAL COMMITMENT
==========================  ====================  =====================  =================
Wells Fargo Foothill, Inc.  $        ___________  $         ___________  $      __________
==========================  ====================  =====================  =================




All Lenders. . . . . . . .  $       ____________  $          __________  $     ___________
==========================  ====================  =====================  =================


EXHIBIT C-1 - PAGE 1

                                  SCHEDULE D-1
                                  ------------

                               DESIGNATED ACCOUNT

Account number _____ of Borrower maintained with the Designated Account Bank, or such other deposit account of Borrower (located within the United States) that has been designated as such, in writing by, Borrower to Agent.

"Designated  Account  Bank"  means  Harris  Bank

EXHIBIT D-1 - Page Solo

                                  SCHEDULE L-1
                                  ------------

                                 AGENT'S ACCOUNT

An account at a bank designated by Agent from time to time as the account into which Borrower shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Borrower to the contrary. Agent's Account shall be that certain deposit account bearing account number 323-266193 and maintained by Lender with JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA #021000021.


SCHEDULE L-1 - Page 1

                                  SCHEDULE P-1
                                  ------------

                                  PARTNERSHIPS

Arcadia  Drilling  Fund,  a  limited  partnership
-------------------------------------------------
Arcadia  Drilling  Fund  No.  2,  a  limited  partnership
---------------------------------------------------------
Arcadia  Drilling  Fund  No.  3,  a  limited  partnership
---------------------------------------------------------
Arcadia  Drilling  Fund  No.  4,  a  general  partnership
---------------------------------------------------------
Arcadia  Drilling  Fund  No.  7,  a  general  partnership
---------------------------------------------------------
Bent  Branch  Project,  a  general  partnership
-----------------------------------------------
Bevins  Branch  Partners  Ltd.,  a  limited  partnership
--------------------------------------------------------
Number  II,  Bevins  Branch,  Ltd.,  a  limited  partnership
------------------------------------------------------------
Burning  Fork  Partners,  a  general  partnership
-------------------------------------------------
Drift  Branch  Project,  a  joint  venture
------------------------------------------
Eastern  Producing  Limited  Partnership,  a  limited  partnership
------------------------------------------------------------------
Feds  Creek  Gas  Project,  a  joint  venture
---------------------------------------------
JBC  Drilling  Company  Number  4,  a  limited  partnership
-----------------------------------------------------------
JBC  Drill  Co.  #5
-------------------
Long  Branch  Partners,  a  general  partnership
------------------------------------------------
Lowe  Farm  Project,  Ltd.,  a  limited  partnership
----------------------------------------------------
Marshall's  Branch  Partners,  Ltd.,  a  limited  partnership
-------------------------------------------------------------
Shelby  Creek  Partners,  Ltd.,  a  limited  partnership
--------------------------------------------------------
Swinge  Camp  General  Partners,  a  general  partnership
---------------------------------------------------------
Swinge  Camp  Partners,  Ltd.,  a  limited  partnership
-------------------------------------------------------
Sycamore  Creek  Partners,  a  general  partnership
---------------------------------------------------
VICC  Mineral  Project  No.  8,  an  unincorporated  joint  venture
-------------------------------------------------------------------
Willow  River  Fund
-------------------
Wisconsin  Fund  Partnership  No.  1
------------------------------------

SCHEDULE P-1 - Page 1

                                 SCHEDULE 2.7(A)
                                 ---------------

                              CASH MANAGEMENT BANKS

Harris  Bank

[Wells  Fargo  Bank,  National  Association]


SCHEDULE 2.7(A)  - Page 1

                                 SCHEDULE 5.1(A)
                                 ---------------

                            BORROWING BASE PROPERTIES

                                       and

                                 SCHEDULE 5.1(a)

                            BORROWING BASE PROPERTIES


SCHEDULE 5.1(A)  - Page 1